          As filed with the Securities and Exchange Commission on April 28, 2008
                                                             File Nos. 033-15672
                                                                        811-5140

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 23

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 34

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                           (Exact Name of Registrant)

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                               (Name of Depositor)

                   601 CONGRESS STREET, BOSTON, MA 02210-2805
         (Address Of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, Including Area Code: (617) 663-3192

                            THOMAS J. LOFTUS, ESQUIRE
                       JOHN HANCOCK LIFE INSURANCE COMPANY
                               601 CONGRESS STREET
                              BOSTON, MA 02210-2805
                     (Name and Address of Agent for Service)

                                   ----------

                                    Copy to:
                               THOMAS C. LAUERMAN
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

                                   ----------

It is proposed that this filing become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on April 28, 2008 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on ____________, 2007 pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                                                 Prospectus dated April 28, 2008


                             (JOHN HANCOCK (R) LOGO)
                              JOHN HANCOCK ANNUTIES

                       Accommodator 2000 Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS


This Prospectus describes interests in deferred combination fixed and variable Accommodator 2000 Variable Annuity Contracts that were previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY ("JHLICO"). These Contracts are no longer offered for sale, however, you may be able to make Additional Purchase Payments as permitted under your Contract. In this Prospectus, "we," "us," "our," or "the Company" refers to John Hancock Life Insurance Company.



This Prospectus describes the variable portion of the Contract to which you may allocate Additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value and Variable Annuity payments will vary according to the investment performance of the applicable Sub-Accounts of JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V (the "Separate Account"). Each Sub-Account invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus:



JOHN HANCOCK TRUST
500 Index Trust B
Active Bond Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Equity-Income Trust
Global Bond Trust
High Yield Trust
International Equity Index Trust B
Managed Trust
Mid Cap Stock Trust



JOHN HANCOCK TRUST
Mid Value Trust
Money Market Trust B
Optimized All Cap Trust (formerly "Growth & Income Trust")
Overseas Equity Trust
Real Estate Securities Trust
Short-Term Bond Trust
Small Cap Growth Trust
Total Bond Market Trust B (formerly "Bond Index Trust B")


CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION THAT THE CONTRACT OWNER ("YOU") SHOULD KNOW BEFORE INVESTING. PLEASE NOTE THAT THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       JOHN HANCOCK LIFE INSURANCE COMPANY


 ANNUITIES SERVICE CENTER                                   MAILING ADDRESS
   164 Corporate Drive                                    Post Office Box 9507
Portsmouth, NH 03801-6815                              Portsmouth, NH 03802-9507
      (800) 824-0335                                      www.jhannuities.com

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS..............................................     2
II. OVERVIEW..............................................................     4
III. FEE TABLES...........................................................     5
   EXAMPLES...............................................................     5
   PORTFOLIOS.............................................................     6
IV. OVERVIEW..............................................................     8
   WHAT IS THE CONTRACT?..................................................     8
   WHO OWNS THE CONTRACT?.................................................     8
   IS THE OWNER ALSO THE ANNUITANT?.......................................     8
   HOW CAN I INVEST MONEY IN A CONTRACT?..................................     8
      Initial Purchase Payment............................................     8
      Additional Purchase Payments........................................     8
   HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?..     9
   WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?.........................     9
   TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE
      CONTRACTS?..........................................................     9
      State Law Insurance Requirements....................................     9
      Variations in Charges or Rates......................................     9
   WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?....................    10
   HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?.....................    10
      Allocation of Purchase Payments.....................................    10
      Transfers Among Investment Options..................................    10
      Procedure for Transferring Your Assets..............................    11
      Electronic Information..............................................    12
      Dollar-Cost Averaging Program.......................................    12
      Strategic Rebalancing Program.......................................    12
   WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?...............    13
      Asset-Based Charges.................................................    13
      Annual Contract Fee.................................................    13
      Premium Taxes.......................................................    13
      Withdrawal Charge...................................................    13
   HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?.............................    14
      Surrenders and Partial Withdrawals..................................    14
      Systematic Withdrawal Plan..........................................    15
      Signature Guarantee Requirements for Surrenders and Partial
         Withdrawals......................................................    15
      Telephone Withdrawals...............................................    16
   WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF
      MATURITY?...........................................................    16
      Guaranteed Minimum Death Benefit....................................    16
   CAN I RETURN MY CONTRACT?..............................................    16
V. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE PORTFOLIOS..    17
   THE COMPANY............................................................    17
   THE SEPARATE ACCOUNT...................................................    17
   THE PORTFOLIOS.........................................................    18
VI. THE ACCUMULATION PERIOD...............................................    21
      Your Value in the Variable Investment Options.......................    21
      Valuation of Accumulation Units.....................................    21
   YOUR VALUE IN THE FIXED INVESTMENT OPTION..............................    21
VII. THE ANNUITY PERIOD...................................................    22
      Date of Maturity....................................................    22
      Choosing Fixed or Variable Annuity Payments.........................    22
      Selecting an Annuity Option.........................................    22
      Variable Monthly Annuity Payments...................................    22
      Assumed Investment Rate.............................................    23
      Fixed Monthly Annuity Payments......................................    23
      Annuity Options.....................................................    23
VIII. MISCELLANEOUS PROVISIONS............................................    24
   VARIABLE INVESTMENT OPTION VALUATION PROCEDURES........................    24
   DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER.....................    24
   ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY.............................    24
   WHO COULD HAVE PURCHASED A CONTRACT?...................................    25
IX. FEDERAL TAX MATTERS...................................................    26
   INTRODUCTION...........................................................    26
   OUR TAX STATUS.........................................................    26
   NON-QUALIFIED CONTRACTS................................................    26
      Undistributed Gains.................................................    26
      Taxation of Annuity Payments........................................    26
      Surrenders, Withdrawals and Death Benefits..........................    27
      Taxation of Death Benefit Proceeds..................................    27
      Penalty Tax on Premature Distributions..............................    27
      Puerto Rico Non-Qualified Contracts.................................    27
      Diversification Requirements........................................    28
   QUALIFIED CONTRACTS....................................................    28
      Penalty Tax on Premature Distributions..............................    29
      Tax-Free Rollovers..................................................    30
      Loans...............................................................    31
      Puerto Rico Contracts Issued to Fund Retirement Plans...............    31
   SEE YOUR OWN TAX ADVISER...............................................    31
X. PERFORMANCE INFORMATION................................................    32
XI. REPORTS...............................................................    32
XII. VOTING PRIVILEGES....................................................    32
XIII. CERTAIN CHANGES.....................................................    33
      Changes to the Separate Account.....................................    33
      Variations in Charges or Rates for Eligible Classes.................    33
XIV. DISTRIBUTION OF CONTRACTS............................................    33
APPENDIX A: EXAMPLE OF WITHDRAWAL CHARGE CALCULATION......................   A-1
APPENDIX B: QUALIFIED PLAN TYPES..........................................   B-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES................................   U-1

We provide additional information about the Contract and the Separate Account, including information on our history, the accumulation unit value tables, services provided to the Separate Account and legal and regulatory matters, in a Statement of Additional Information. We filed the Statement of Additional Information the same date as this Prospectus, and incorporated it herein by reference. You may obtain a copy of the current Statement of Additional Information, available without charge, upon request by writing us at the above address or by telephoning the number above. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the Contracts and the Separate Account. We list the Table of Contents of the Statement of Additional Information below.

JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
Statement of Additional Information
Table of Contents


Services...................................................................    3
Calculation of Performance Data............................................    6
Other Performance Information..............................................    8
Calculation of Annuity Payments............................................    8
Additional Information About Determining Unit Values.......................   10
Purchases and Redemptions of Portfolio Shares..............................   10
The Separate Account.......................................................   10
Delay of Certain Payments..................................................   11
Liability for Telephone Transfers..........................................   11
Voting Privileges..........................................................   11
Legal and Regulatory Matters...............................................   12
Financial Statements.......................................................   13

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

ACCUMULATION PERIOD: The period between the issue date of the Contract and its Maturity Date.


ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.



ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Annuity Period.



ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 164 Corporate Drive, Portsmouth, NH 03801-6815.



ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.



ANNUITY PERIOD: The period when we make annuity payments to you following the Maturity Date.


ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.


BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract. The Beneficiary is as specified in the application, unless changed.



BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 pm Eastern Time.


CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock Life Insurance Company.


CONTRACT: The Variable Annuity Contract described by this Prospectus.



CONTRACT ANNIVERSARY: The anniversary of the date the Contract was issued.



CONTRACT VALUE: The total of the Investment Account values attributable to the Contract.


CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guaranteed period.


GENERAL ACCOUNT: All of the Company's assets other than assets in its Separate Account or any other separate account it may maintain.


INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

JHLICO: John Hancock Life Insurance Company.

MATURITY DATE: The date on which we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.


NON-QUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.


OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the Ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract on the Maturity Date.



PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.



PROSPECTUS: This Prospectus that describes interests in the Contract.



PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.


QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.


QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.



RIDER: An optional benefit that you may have elected for an additional charge.



SEPARATE ACCOUNT: John Hancock Variable Annuity Account V. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.



SUB-ACCOUNT: A Sub-Account of the Separate Account. Each Sub-Account invests in shares of a specific Portfolio.


SURRENDER VALUE: The total value of a Contract, after any market value adjustment, minus the annual Contract fee, any applicable premium tax, and any applicable Rider charges, and any withdrawal charges (if applicable). We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.


VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of the Separate Account that invests in shares of a specific Portfolio.



WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This is the Prospectus -- it is not a Contract. The Prospectus simplifies many Contract provisions to better communicate the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. On request, we will provide the form of Contract for you to review. Please read your Contract and keep it for future reference.


The Contracts described in this Prospectus are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract. This Prospectus contains information that you should know before you exercise any of your rights under the Contract.


Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This Prospectus reflects the status of the product as of May, 2007. Therefore, this Prospectus may contain information that is inapplicable to your Contract. You should consult your Contract to verify whether any particular provision applies to you.

The Variable Investment Options shown on the first page of this Prospectus are those available as of the date of this Prospectus. We may add, modify or delete Variable Investment Options in the future.


When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Portfolio of the John Hancock Trust (the "Trust"). The John Hancock Trust is a so-called "series" type mutual fund registered with the "SEC." The investment results of each Variable Investment Option you select will depend on those of the corresponding Portfolio of the John Hancock Trust. Each of the Portfolios is separately managed and has its own investment objective and strategies. The John Hancock Trust prospectus contains detailed information about each available Portfolio. Be sure to read that Prospectus before selecting any of the Variable Investment Options shown on the first page of this Prospectus.


For amounts you don't wish to invest in a Variable Investment Option, you can allocate to the Fixed Investment Option if permitted in your local jurisdiction. We invest the assets allocated to the Fixed Investment Option in our General Account and they earn interest at a fixed rate, declared by us, subject to a 3% minimum. Neither our General Account nor any interests in our General Account are registered with the SEC or subject to the Federal securities laws.


In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


The Contracts were not available in all states. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                 III. Fee Tables

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING AN ACCOMMODATOR 2000 CONTRACT. THE FIRST TABLE DESCRIBES THE CHARGES THAT YOU PAID WHEN YOU BOUGHT THE CONTRACT AS WELL AS THE FEES YOU WILL PAY WHEN YOU SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES(1)              ACCOMMODATOR 2000
--------------------------------------          -------------------------
Maximum Withdrawal Charge                        8.5% for the first year
(as % of amount withdrawn or surrendered) (2)    7.5% for the second year
                                                 7.5% for the third year
                                                 7.5% for the fourth year
                                                 6.0% for the fifth year
                                                 4.5% for the sixth year
                                                3.0% for the seventh year
                                                      0% thereafter
Maximum transfer charge (3)                                $25

(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment.

(2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of the Purchase Payment.

(3) This charge is not currently imposed, but we reserve the right to do so in the Contract. If we do, it will be taken upon each transfer into or out of any investment option beyond an annual limit of not less than 12.


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE PORTFOLIO LEVEL.


ACCOMMODATOR 2000 VARIABLE ANNUITY
   Maximum Annual Contract Fee (4)                             $  50
   Current Annual Contract Fee (5)                             $  30
SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE
   ACCOUNT VALUE) (6)
   Mortality and Expense Risk Charge                            0.90%
   Administrative Services Charge                               0.35%
                                                               -----
     Total Separate Account Annual Expenses                     1.25%

(4)  This charge is not currently imposed.

(5) This charge applies only during the Accumulation Period for periodic premium deferred Contracts. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender. This charge does not apply to single premium immediate or single premium deferred Contracts.

(6) This charge only applies to that portion of account value held in the Variable Investment Options. This charge does not apply to amounts in the fixed account options


THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                 MINIMUM    MAXIMUM
-----------------------------------------                 -------    -------
Range of expenses that are deducted from Portfolio
   assets, including management fees and other expenses    0.25%       1.12%

EXAMPLES


The following two examples are intended to help you compare the cost of investing in an Accommodator 2000 Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.



The first example assumes that you invest $10,000 in a Contract and that your investment has a 5% return each year. This example assumes the maximum annual Contact fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



Accommodator 2000 - maximum Portfolio-level total operating expenses



                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                            ------   -------   -------   --------
If you surrender the Contract at the end
   of the applicable time period:           $1,026    $1,475    $1,906    $2,918
If you annuitize, or do not surrender the
   Contract at the end of the applicable
   time period:                             $  261    $  803    $1,372    $2,918



The next example also assumes that you invest $10,000 in a Contract and that your investment has a 5% return each year. This example assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



Accommodator 2000 - minimum Portfolio-level total operating expenses


                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                            ------   -------   -------   --------
If you surrender the Contract at the end
   of the applicable time period:            $931     $1,183    $1,417    $1,931
If you annuitize, or do not surrender the
   Contract at the end of the applicable
   time period:                              $166     $  514    $  885    $1,931


THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.



                                                                           ACQUIRED
                                                                          PORTFOLIO      TOTAL       CONTRACTUAL    NET PORTFOLIO
                                     MANAGEMENT                  OTHER     FEES AND    OPERATING       EXPENSE        OPERATING
PORTFOLIOS                              FEES      12B-1 FEES   EXPENSES    EXPENSES   EXPENSES(1)   REIMBURSEMENT      EXPENSES
----------                           ----------   ----------   --------   ---------   -----------   -------------   -------------
JOHN HANCOCK TRUST (NAV):
500 INDEX B(2)                          0.46%        0.00%       0.03%      0.00%        0.49%          0.24%           0.25%
ACTIVE BOND(3)                          0.60%        0.00%       0.03%      0.00%        0.63%          0.00%           0.63%
BLUE CHIP GROWTH3, (4)                  0.81%        0.00%       0.02%      0.00%        0.83%          0.00%           0.83%
CAPITAL APPRECIATION(3)                 0.73%        0.00%       0.04%      0.00%        0.77%          0.00%           0.77%
EQUITY-INCOME3, (4)                     0.81%        0.00%       0.03%      0.00%        0.84%          0.00%           0.84%
GLOBAL BOND(3)                          0.70%        0.00%       0.11%      0.00%        0.81%          0.00%           0.81%
HIGH YIELD(3)                           0.66%        0.00%       0.04%      0.00%        0.70%          0.00%           0.70%
INTERNATIONAL EQUITY INDEX B(2)         0.53%        0.00%       0.04%      0.01%        0.58%          0.23%           0.35%
MANAGED(3)                              0.69%        0.00%       0.02%      0.00%        0.71%          0.00%           0.71%
MID CAP STOCK(3)                        0.84%        0.00%       0.05%      0.00%        0.89%          0.01%           0.88%
MID VALUE3, (4)                         0.97%        0.00%       0.07%      0.00%        1.04%          0.00%           1.04%
MONEY MARKET B(2)                       0.50%        0.00%       0.01%      0.00%        0.51%          0.23%           0.28%
OPTIMIZED ALL CAP(3)
   (formerly "Growth & Income")         0.71%        0.00%       0.04%      0.00%        0.75%          0.00%           0.75%
OVERSEAS EQUITY(3)                      0.97%        0.00%       0.14%      0.00%        1.11%          0.00%           1.11%
REAL ESTATE SECURITIES(3)               0.70%        0.00%       0.03%      0.00%        0.73%          0.00%           0.73%
SHORT-TERM BOND(3)                      0.58%        0.00%       0.02%      0.00%        0.60%          0.00%           0.60%
SMALL CAP GROWTH(3)                     1.07%        0.00%       0.06%      0.00%        1.13%          0.01%           1.12%
TOTAL BOND MARKET B(2)
   (formerly "Bond Index Trust B")      0.47%        0.00%       0.06%      0.00%        0.53%          0.28%           0.25%

FOOTNOTES TO EXPENSE TABLE:


(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies (each, an "Acquired Portfolio"). The Total Portfolio Annual Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.



(2) JHT sells shares of these Portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. As reflected in the table, each Portfolio is subject to an expense cap pursuant to an agreement between JHT and the Adviser and the expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the rate of the Portfolio's Operating Expenses does not exceed its "Net Portfolio Operating Expenses" as listed in the table above. A Portfolio's "Total Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Portfolio will remain in effect until May 1, 2009 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.



(3) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Portfolios or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement will remain in effect until May 1, 2009.



(4) T. Rowe Price has voluntarily agreed to waive a portion of its Subadvisory Fee for the Blue Chip Growth Trust, Equity-Income Trust, and Mid Value Trust. This waiver is based on the combined average daily net assets of these Portfolios, other JHT Portfolios, and certain funds of John Hancock Funds II (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) as of November 1, 2006 is as follows: 0.00% for the First $750 million, 5.0% for the Next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser.

                                  IV. Overview

WHAT IS THE CONTRACT?

The Contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "Annuitant" or "payee") with a series of periodic payments. Because this Contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the Contract's "Maturity Date". Under a "variable" annuity contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen.

WHO OWNS THE CONTRACT?

That's up to you. Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person buying the Contract will be the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant's lifetime. We may permit you to name another person as Annuitant or joint Annuitant if that person meets our underwriting standards. We may also permit you to name as joint Annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Initial Purchase Payment

You needed at least a $1,000 initial Purchase Payment to purchase a Contract. When we received your initial Purchase Payment and all necessary information, we issued your Contract and invested your initial Purchase Payment. If the information was not in good order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within 5 Business Days, we either sent back your money or got your permission to keep it until we received all of the necessary information.

In certain situations, we may have issued a Contract upon receiving the order of your broker-dealer or financial institution but delayed the effectiveness of the Contract until we received your signed application. In those situations, if we did not receive your signed application within our required time period, we deemed the Contract void from the beginning and returned your Purchase Payment. We may not have issued a Contract if any proposed Owner or Annuitant was older than age 84. We may also have limited your ability to purchase multiple contracts on the same Annuitants or Owners. We may, however, have waived either of these underwriting limits.

Additional Purchase Payments

We call the investments you make in your Contract "Purchase Payments". If you make additional Purchase Payments that are scheduled and payable on a monthly basis, each must be at least $50. If you make additional Purchase Payments that are scheduled to be made less frequently, they must total at least $600 annually, unless:

     - a different amount is required by the terms of a plan or arrangement with your employer or organization; or

     -    we permit you to pay a different minimum amount.

If you fail to make a scheduled Purchase Payment within 31 days after its due date, your Contract will nevertheless remain in force as a paid up annuity.

LIMITS ON PURCHASE PAYMENTS. You can make Purchase Payments of up to $500,000 in any one Contract Year ($50,000 into the Fixed Investment Option, after the initial Purchase Payment which can be as much as $500,000). The total of all new Purchase Payments and transfers that you allocate to any one Variable Investment Option in any one Contract Year may not exceed $500,000. While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Annuitant's 85th birthday.

WAYS TO MAKE ADDITIONAL PURCHASE PAYMENTS. Additional Purchase Payments made by check or money order should be:

     -    drawn on a U.S. bank;

     -    drawn in U.S. dollars; and

     -    made payable to "John Hancock" and sent to the Annuities Service
          Center.

We credit any Additional Purchase Payments to your Contract at the close of the Business Day in which we receive them at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern time. If we receive an Additional Purchase Payment after the close of a Business Day, we will credit it to your Contract on the next Business Day.



We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the cover of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.



ADDITIONAL PURCHASE PAYMENTS BY WIRE. You may transmit Additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.



If your wire order is complete, we will invest the Additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified contract, we will immediately return it.


HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?


Prior to a Contract's Maturity Date, the amount you've invested in any Variable Investment Option will increase or the decrease based upon the investment experience of the corresponding Portfolio. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the Portfolio directly and reinvested all Portfolio dividends and distributions in additional shares.



Like a regular mutual fund, each Portfolio deducts investment management fees and other operating expenses. These expenses are shown in the fee table. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the Contract. These charges reduce your investment performance and the amount we have credited to your Contract in any Variable Investment Option. We describe these charges under "What fees and charges will be deducted from my Contract?".


Each Purchase Payment you allocate to the Fixed Investment Option will earn interest (calculated on a compounded basis) at our declared rate in effect at the time of the deposit into the Fixed Investment Option. From time to time, we declare new rates, subject to a 3% minimum. For purposes of crediting interest, transfers from a Variable Investment Option will be treated as a Purchase Payment.

Under current practice, we credit interest to amounts allocated to the Fixed Investment Option. The rate of interest credited on each amount varies based upon when that amount was allocated to the Fixed Investment Option.

WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?

If your Contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of fixed or variable payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore you should exercise care in selecting your Maturity Date and your choices that are in effect on that date.

You should carefully review the discussion under "VII. The Annuity Period", for information about all of these choices you can make.

TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State Law Insurance Requirements

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased the Contract. These variations will be reflected in your Contract.

Variations in Charges or Rates

We may vary the charges, guarantee periods, and other terms of our Contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under the "Certain changes" section of this Prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds; and

     -    periodic payments under one of our annuity payment options.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     - the nature of any Qualified Plan for which the Contract is being used, if any; and

     -    the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

Special 10% tax penalties apply in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the Contract.

CONTRACTS PURCHASED AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN DO NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?

Allocation of Purchase Payments

When you applied for your Contract, you specified the Investment Options in which your Purchase Payments were allocated. You may change this investment allocation for future Purchase Payments at any time. Any change in allocation will be effective as of receipt of your request at the Annuities Service Center.

We do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time or over the life of your Contract.

Transfers Among Investment Options

You may transfer amounts held in one Investment Option to any Other Investment option. To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

Although your Contract may impose restrictions on the maximum amount that may be transferred among the Variable Investment Options, we currently do not enforce these restrictions.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to impose a charge of up to $25 for any transfer beyond the annual limit

WE HAVE ADOPTED POLICIES AND PROCEDURES TO RESTRICT FREQUENT TRANSFERS OF CONTRACT VALUE AMONG VARIABLE INVESTMENT OPTIONS.


Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose the variable investment option's underlying Portfolio to increased investment portfolio transaction costs (affecting the value of the shares) and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.




To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Strategic Rebalancing Program, (b) transfers from a fixed account option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Annuity Period (these transfers are subject to a 30 day notice requirement, however, as described below). Under the Separate Account's policy and procedures, Contract Owners may transfer to a Money Market investment option even if the two transfer per month limit has been reached if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market investment option. If such a transfer to a Money Market investment option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market investment option to another Variable Investment Option may be made. We apply the Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions at any time to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., changing telephone and facsimile procedures to require that transfer requests be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Sub-Accounts.


In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract's Maturity Date.


While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.


In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


DURING THE ANNUITY PERIOD, YOU MAY NOT MAKE ANY TRANSFER THAT WOULD RESULT IN MORE THAN FOUR INVESTMENT OPTIONS BEING USED AT ONCE. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply.

We impose additional restrictions that apply specifically to transfers involving the Fixed Investment Option. You may NOT:

     - transfer assets to or from the Fixed Investment Option during the Annuity Period;

     - transfer assets into the Fixed Investment Option on or within 30 days prior to your Contract's Maturity Date;

     - transfer or deposit (exclusive of the initial Purchase Payment) more than $50,000 into the Fixed Investment Option during a Contract Year;

     - make any transfers into the Fixed Investment Option within six months of a transfer out of the Fixed Investment Option; or

     - transfer out of the Fixed Investment Option more than once during a Contract Year and only within 10 days before or after the anniversary of your Contract's issuance ("Contract Anniversary").

Procedure for Transferring Your Assets

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the Annuities Service Center. Your request should include:

     -    your name;

     -    daytime telephone number;

     -    Contract number;

     - the names of the Investment Options to and from which assets are being transferred; and

     -    the amount of each transfer.

Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern time. If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Telephone and Facsimile Transactions

If you complete a special authorization form, you can request transfers among Investment Options and changes of allocation among Investment Options simply by telephoning or by faxing us at the Annuities Service Center. Any fax request should include your name, daytime telephone number, Contract number and, in the case of transfers and changes of allocation, the names of the Investment Options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this Prospectus, we have imposed restrictions on transfers including the right to change our telephone and facsimile transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to any Owners who we feel are abusing the privilege to the detriment of other Owners.

Electronic Information

You may access information about your Contract through our website, www.jhannuities.com. In order to do so, you will be required to create an account with a username and password, and maintain a valid e-mail address. You are responsible for keeping your password confidential and must notify us of any loss or theft of your password, or any unauthorized use of your password.

Dollar-Cost Averaging Program

Under our Dollar-Cost Averaging Program, you may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis before annuity payments start. The following conditions apply to the dollar-cost averaging program:

     -    The amount of each transfer must equal at least $100;

     - You may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;

     -    You may discontinue the program at any time;

     - The program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted;

     - The program is only available for deferred Contracts, and will automatically terminate on the Maturity Date when payments from one of our Annuity Options begin.

We reserve the right to suspend, modify or terminate the program at any time.

Strategic Rebalancing Program

The Strategic Rebalancing Program automatically re-sets the percentage of your account value allocated to the Variable Investment Options. Over time, the variations in the investment results for each Variable Investment Option you've selected for this program will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among these Variable Investment Options to reestablish the preset percentages you have chosen (you may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone). Strategic rebalancing would usually result in transferring amounts from a Variable Investment Option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a Variable Investment Option with relatively lower current investment performance to one with relatively higher current investment performance. Automatic transfers to or from any available Fixed Investment Options are not permitted under this program.

This program can be elected by sending the appropriate form to our Annuities Service Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each Variable Investment Option, and a future beginning date.

Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.

We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

Asset-Based Charges

We deduct Separate Account expenses daily to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contracts. The total Separate Account annual expenses are 1.25% as a percentage of average account value. Of this amount, we deduct 0.90% to compensate us primarily for mortality and expense risks that we assume under the Contract and 0.35% to compensate us, in part, for administrative and clerical services. This charge does not apply to assets you have in our Fixed Investment Option. We take the deduction proportionally from each investment option you are then using.

In return for mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts' other fees and charges, or that our revenues from such other sources will be less. We deduct the daily asset-based administrative services charge for administrative and clerical services that the Contracts require us to provide.

Annual Contract Fee

Prior to the Maturity Date of your Contract, we deduct an annual $30 Contract fee from your Contract. We deduct this annual Contract fee at the beginning of each Contract Year after the first. We also deduct it if you surrender your Contract. We take the deduction proportionally from each investment option you are then using. However, we will not deduct any portion of the annual Contract fee from the Fixed Investment Option if such deduction would result in an accumulation of amounts allocated to the Fixed Investment Option at less than the guaranteed minimum rate of 3%. In such case, we will deduct that portion of the Contract fee proportionately from the other Investment Options you are using. We reserve the right to increase the annual Contract fee to $50.

Premium Taxes

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


                 PREMIUM TAX RATE
            -------------------------
STATE OR    QUALIFIED   NON-QUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   -------------
CA            0.50%        2.35%
GUAM          4.00%        4.00%
ME(1)         0.00%        2.00%
NV            0.00%        3.50%
PR            1.00%        1.00%
SD(1)         0.00%        1.25%(2)
WV            1.00%        1.00%
WY            0.00%        1.00%


(1)  We pay premium tax upon receipt of Purchase Payment.

(2)  0.80% on Purchase Payments in excess of $500,000.

Withdrawal Charge


If you withdraw some money from your Contract prior to the Maturity Date (a partial withdrawal) or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date (a total withdrawal or surrender), we may assess a withdrawal charge. We use this charge to help defray expenses relating to the sales of the Contracts, including commissions paid and other distribution costs.


Here's how we determine the charge: In any Contract Year after the first, you may withdraw, free of charge, up to 10% of the difference between:

-    the Purchase Payments made prior to the beginning of the Contract Year; and

-    any partial withdrawals made prior to the beginning of the Contract Year.

We refer to this amount as the free withdrawal amount. However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the Contract Year, we will assess a withdrawal charge on any amount of the excess that we attribute to Purchase Payments you made within seven years of the date of the withdrawal or surrender.

The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the Purchase Payment to the date of its withdrawal, as follows:


                          MAXIMUM WITHDRAWAL CHARGE(2)
               (as percentage of amount withdrawn or surrendered)



First Year     8.5%
Second Year    7.5%
Third Year     7.5%
Fourth Year    7.5%
Fifth Year       6%
Sixth Year     4.5%
Seventh Year     3%
Thereafter       0%




Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest Purchase Payment, and then from the next earliest Purchase Payment, and so forth until all payments have been exhausted. Once a Purchase Payment has been considered to have been "withdrawn" under these procedures, that Purchase Payment will not enter into any future withdrawal charge calculations. For this purpose, we also consider any amounts that we deduct for the annual Contract charge to have been withdrawals of Purchase Payments (which means that no withdrawal charge will ever be paid on those amounts). The amount of any withdrawal that exceeds any remaining Purchase Payments that have not already been considered as withdrawn will not be subject to any withdrawal charge.


Here's how we deduct the withdrawal charge: We deduct the withdrawal charge proportionally from each investment option being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from the Growth & Income option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth & Income option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other Investment Options, pro-rata based on the value in each. If your Contract as a whole has insufficient Surrender Value to pay the entire charge, we will pay you no more than the Surrender Value.

You will find examples of how we compute the withdrawal charge in Appendix A to this Prospectus.


When withdrawal charges don't apply: We don't assess a withdrawal charge in the following situations:


     - on amounts applied to an Annuity Option at the Contract's Maturity Date or to pay a death benefit; or

     - on amounts withdrawn to satisfy the minimum distribution requirements for Qualified Plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however).

In addition, under our exchange offer program, certain pension plans may be eligible to exchange their Contracts, without charge, for shares of certain mutual funds distributed by John Hancock Funds, LLC. Under the terms of the exchange offer, any remaining withdrawal charge applicable to any Contract exchanged would be waived at the time of the exchange transaction.

You can participate in the exchange offer only if your Contract was purchased on behalf either:

     -    a pension plan qualified under Section 401(k) of the Code; or

     - a targeted benefit pension plan where plan assets are not allocated specifically as being for the account of individual plan participants.

The exchange offer was expected to remain open until March 1, 1999, but could be extended for particular offers under special circumstances. Such extensions have occurred and may continue to occur for an indefinite period of time.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and Partial Withdrawals

Prior to your Contract's Maturity Date, if the Annuitant is living, you may:

     -    surrender your Contract for a cash payment of its "Surrender Value";
          or

     -    make a partial withdrawal of the Surrender Value.

The Surrender Value of a Contract is the Contract Value, minus the annual Contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request at the Annuities Service Center.


Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "IX. Federal Tax Matters." Among other things, if you make a full surrender or partial withdrawal from your Contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.


We will deduct any partial withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. When you take a partial withdrawal, we deduct any applicable withdrawal charge as a percentage of the total amount withdrawn. We take any applicable withdrawal charge from the amount remaining in a Contract after we process the amount you request.

Without our prior approval, you may not make a partial withdrawal:

     -    for an amount less than $250; or

     -    if the remaining Contract Value would be less than $1,000.

A partial withdrawal is not a loan and cannot be repaid. We reserve the right to terminate your Contract if the Contract Value becomes zero.

You generally may not make any surrenders or partial withdrawals once we begin making payments under an Annuity Option.

Your request to surrender your Contract or to make a partial withdrawal becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern time. If we receive a request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax and withdrawal charges. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit rider then available.


TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "XI. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix B: "Qualified Plan Types").


Systematic Withdrawal Plan

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. We will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the Contract Value. Each systematic withdrawal is subject to any withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal (see "How will the value of my investment in the Contract change over time?", and "What fees and charges will be deducted from my Contract?"). The same tax consequences also generally will apply.

The following conditions apply to systematic withdrawal plans:

     -    the amount of each systematic withdrawal must equal at least $100;

     - if the amount of each withdrawal drops below $100 or the Contract Value becomes less than $5,000, we will suspend the plan and notify you;

     -    you may cancel the plan at any time; and

     -    you cannot use this plan if we are making payments under an Annuity
          Option.

We reserve the right to suspend, modify or terminate the plan at any time without prior notice.

Signature Guarantee Requirements for Surrenders and Partial Withdrawals

We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

     - You are requesting that we mail the amount withdrawn to an alternate address; or

     - You have changed your address within 30 days of the withdrawal request; or

     -    You are requesting a withdrawal in the amount of $100,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose maximum withdrawal amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see "Telephone And Facsimile Transactions" in this Prospectus.

WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

Guaranteed Minimum Death Benefit

If the Annuitant dies before your Contract's Maturity Date, we will pay a death benefit. If the death occurs before the Contract Anniversary nearest the Annuitant's 65th birthday, we will pay the greater of:

     -    the Contract Value; or

     - the total amount of Purchase Payments made, minus any partial withdrawals and related withdrawal charges.

If the death occurs on or after the Contract Anniversary nearest the Annuitant's 65th birthday, we will pay an amount equal to the Contract Value.

We calculate the death benefit as of the day we receive, at the Annuities Service office:

     -    proof of the Annuitant's death; and

     -    the required instructions as to method of settlement.


Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the Beneficiary you chose prior to the Annuitant's death. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election.



We will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Delay of Certain Payments" in the Statement of Additional Information). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account (JHSAA). Similar to a checking account, the JHSAA provides the beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.



You can find more information about optional methods of settlement under "Annuity Options."


CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. To cancel your Contract, you would have delivered or mailed it to JHLICO or to the JHLICO representative who delivered the Contract to you.

In most states, you would have received a refund equal to the Contract Value on the date of cancellation, increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you paid. The date of cancellation would have been the date we received the Contract.

V. General Information about Us, the Separate Account and the Portfolios


THE COMPANY


We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We also have an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815. We are authorized to transact a life insurance and annuity business in all states and the District of Columbia.


On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation.

Our financial ratings are as follows:


AAA                 Extremely strong financial security characteristics;
Standard & Poor's   1st category of 21
A++                 Superior companies have a very strong ability to meet their obligations;
A.M. Best           1st category of 16
AA+                 Very strong capacity to meet policyholder and contract
                    obligations;
Fitch               2nd category of 24
Aa1                 Excellent in financial strength;
Moody's             2nd category of 21




These ratings are current as of the date of this Prospectus and are subject to change. They are assigned as a measure of our ability to honor any guarantees provided by the Contract, but not specifically to our products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Portfolio.


THE SEPARATE ACCOUNT


You do not invest directly in the Portfolios made available under the Contract. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through John Hancock Variable Annuity Account V ("Separate Account"). We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio).



The Company established John Hancock Variable Annuity Account V under Massachusetts law. The Separate Account's assets, including the Portfolios' shares, belong to JHLICO. Each Contract provides that amounts we hold in the Separate Account pursuant to the Contracts cannot be reached by any other persons who may have claims against us.


The income, gains and losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Nevertheless, all obligations arising under the Contracts are general corporate obligations of ours. Assets of our Separate Account may not be charged with liabilities arising out of any our other business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS



When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in NAV shares of a corresponding Portfolio of John Hancock Trust.



THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain qualified pension or retirement plans.


Investment Management


The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.



The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a Subadviser for a Portfolio or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.



If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).



Portfolio Expenses



The table in the Fee Tables section of the Prospectus shows the investment management fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select.



The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a Portfolio's investment adviser or its affiliates. Any such payments do not, however, result in any charge to you in addition to what is shown in the Fee Table. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement.



Portfolio Investment Objective and Strategies



You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST
(We show the Portfolio's manager (i.e. subadviser) in bold above the name of the
                                   Portfolio)



CAPITAL GUARDIAN TRUST COMPANY
   Overseas Equity Trust                 Seeks long-term capital appreciation.
                                         To do this, the Portfolio invests at
                                         least 80% of its net assets in equity
                                         securities of a diversified mix of
                                         large established and medium-sized
                                         foreign companies located primarily in
                                         developed countries (outside of the
                                         U.S.) and, to a lesser extent, in
                                         emerging markets.

DECLARATION MANAGEMENT & RESEARCH LLC
   Active Bond Trust(1)                  Seeks income and capital appreciation.
                                         To do this, the Portfolio invests at
                                         least 80% of its net assets in a
                                         diversified mix of debt securities and
                                         instruments with maturity durations of
                                         approximately 4 to 6 years.

   Short-Term Bond Trust                 Seeks income and capital appreciation.
                                         To do this, the Portfolio invests at
                                         least 80% of its net assets in a
                                         diversified mix of debt securities and
                                         instruments with an average credit
                                         quality rating of "A" or "AA" and a
                                         weighted average effective maturity
                                         between one and three years, and no
                                         more than 15% of the Portfolio's net
                                         assets will be invested in high yield
                                         bonds.

   Total Bond Market Trust B             Seeks to track the performance of the
   (formerly "Bond Index Trust B")       Lehman Brothers Aggregate Bond Index
                                         (which represents the U.S. investment
                                         grade bond market). To do this, the
                                         Portfolio will invest at least 80% of
                                         its net assets in securities listed in
                                         the Lehman Brothers Aggregate Bond
                                         Index.

DEUTSCHE INVESTMENT MANAGEMENT
AMERICAS INC. ("DIMA")
   Real Estate Securities Trust(2)       Seeks to achieve a combination of
                                         long-term capital appreciation and
                                         current income. To do this, the
                                         Portfolio invests at least 80% of its
                                         net assets in equity securities of
                                         REITs and real estate companies.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   Managed Trust(3)                      Seeks income and long-term capital
                                         appreciation. To do this, the Portfolio
                                         invests primarily in a diversified mix
                                         of common stocks of large
                                         capitalization U.S. companies and bonds
                                         with an overall intermediate term
                                         average maturity.

JENNISON ASSOCIATES LLC
   Capital Appreciation Trust            Seeks long-term growth of capital. To
                                         do this, the Portfolio invests at least
                                         65% of its total assets in equity and
                                         equity-related securities of companies
                                         that are attractively valued and have
                                         above-average growth prospects.

MFC GLOBAL INVESTMENT MANAGEMENT
(U.S.A.) LIMITED
   500 Index Trust B                     Seeks to approximate the aggregate
                                         total return of a broad-based U.S.
                                         domestic equity market index. To do
                                         this, the Portfolio invests at least
                                         80% of its net assets in the common
                                         stocks in the S&P 500(R) index and
                                         securities that as a group will behave
                                         in a manner similar to the index. (4)

   Money Market Trust B                  Seeks to obtain maximum current income
                                         consistent with preservation of
                                         principal and liquidity. To do this,
                                         the Portfolio invests in high quality,
                                         U.S. dollar denominated money market
                                         instruments.

   Optimized All Cap Trust               Seeks long-term growth of capital. To
   (formerly "Growth & Income Trust")    do this, the Portfolio invests at least
                                         65% of its total assets in equity
                                         securities of large, mid and small-cap
                                         U.S. companies with strong industry
                                         position, leading market share, proven
                                         management and strong financials.

PACIFIC INVESTMENT MANAGEMENT COMPANY
LLC
   Global Bond Trust                     Seeks maximum total return, consistent
                                         with preservation of capital and
                                         prudent investment management. To do
                                         this, the Portfolio invests at least
                                         80% of its net assets in fixed income
                                         instruments, futures contracts
                                         (including related options) with
                                         respect to such securities and options
                                         on such securities.

                               JOHN HANCOCK TRUST
(We show the Portfolio's manager (i.e. subadviser) in bold above the name of the
                                   Portfolio)



SSGA FUNDS MANAGEMENT, INC.
   International Equity Index Trust B    Seeks to track the performance of a
                                         broad-based equity index of foreign
                                         companies primarily in developed
                                         countries and, to a lesser extent, in
                                         emerging market countries. To do this,
                                         the Portfolio invests at least 80% of
                                         its assets in securities listed in the
                                         Morgan Stanley Capital International
                                         All CountryWorld Excluding U.S.
                                         Index.(5)

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust                Seeks to provide long-term growth of
                                         capital. Current income is a secondary
                                         objective. To do this, the Portfolio
                                         invests at least 80% of its net assets
                                         in the common stocks of large and
                                         medium-sized blue chip growth companies
                                         that are well established in their
                                         industries.

   Equity-Income Trust                   Seeks to provide substantial dividend
                                         income and also long-term capital
                                         appreciation. To do this, the Portfolio
                                         invests at least 80% of its net assets
                                         in equity securities, with 65% in
                                         common stocks of well-established
                                         companies paying above-average
                                         dividends.

   Mid Value Trust                       Seek long-term capital appreciation. To
                                         do this, the Portfolio invests at least
                                         80% of its net assets in a diversified
                                         mix of common stocks of mid size U.S.
                                         companies that are believed to be
                                         undervalued by various measures and
                                         offer good prospects for capital
                                         appreciation.

WELLINGTON MANAGEMENT COMPANY, LLP
   Mid Cap Stock Trust                   Seeks long-term growth of capital. To
                                         do this, the Portfolio invests at least
                                         80% of its net assets in equity
                                         securities of medium-sized companies
                                         with significant capital appreciation
                                         potential.

   Small Cap Growth Trust                Seeks long-term capital appreciation.
                                         To do this, the Portfolio invests at
                                         least 80% of its net assets in
                                         small-cap companies that are believed
                                         to offer above-average potential for
                                         growth in revenues and earnings.

WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust                      Seeks to realize an above-average total
                                         return over a market cycle of three to
                                         five years, consistent with reasonable
                                         risk. To do this, the Portfolio invests
                                         at least 80% of its net assets in high
                                         yield securities, including corporate
                                         bonds, preferred stocks and U.S.
                                         Government and foreign securities.



(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.



(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.



(3) Declaration Management and Research LLC is also a subadvisor for Managed Trust.



(4) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. The S&P 500(R) is an unmanaged index representing 500 of the largest companies in the U.S. As of February 29, 2008, the mid cap range for S&P 500(R) was from $744 million to $468.29 billion, and for the S&P MidCap 400(R), was $302 million to $11.13 billion.



(5) MSCI All CountryWorld ex-US IndexSM" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalization range of the Index was $56 million to $309 billion.

                           VI. The Accumulation Period

Your Value in the Variable Investment Options

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases accumulation units of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of Accumulation Units

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                          dollar amount of transaction
                                   DIVIDED BY
                value of one accumulation unit for the applicable
           Variable Investment Option at the time of such transaction


The value of each accumulation unit will change daily depending upon the investment performance of the Portfolio that corresponds to that Variable Investment Option and certain charges we deduct from such investment option (see "Variable Investment Option Valuation Procedures" below).


Therefore, at any time prior to the Maturity Date, the Contract Value in a Variable Investment Option can be computed according to the following formula:

                  number of accumulation units in the variable
                               Investment Options
                                      TIMES
                value of one accumulation unit for the applicable
                      Variable Investment Option that time

YOUR VALUE IN THE FIXED INVESTMENT OPTION

On any date, the Contract Value in the Fixed Investment Option equals:

     - the amount of Purchase Payments or transferred amounts allocated to the Fixed Investment Option; MINUS

     - the amount of any withdrawals or transfers paid out of the Fixed Investment Option; PLUS

     - interest compounded daily on any amounts in the Fixed Investment Option at the effective annual rate of interest we have declared; MINUS

     -    the amount of any charges and fees deducted from Fixed Investment
          Option.

                             VII. The Annuity Period

Date of Maturity

Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially choose a Maturity Date when you complete your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

     - at least 6 months after the date the first Purchase Payment is applied to your Contract; and

     -    no later than the maximum age specified in your Contract.


Subject always to these requirements, you may subsequently select an earlier Maturity Date. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see "IX. Federal Tax Matters"). The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new Maturity Date.


Choosing Fixed or Variable Annuity Payments

During the Annuity Period, the Contract Value must be allocated to no more than four Investment Options. During the Annuity Period, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH Variable Investment Option.

We will generally apply (1) amounts allocated to the Fixed Investment Option as of the Maturity Date to provide annuity payments on a fixed basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we will divide your Contract's value among the four Investment Options with the largest values, pro-rata based on the amount of the Contract Value that you have in each.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an Annuity Option

Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: "Life Annuity with Payments for a Guaranteed Period" for a 10 year period on a fixed basis (discussed under "Annuity Options").

Prior to the Maturity Date, you may select a different Annuity Option. However, if the Contract Value on the Maturity Date is not at least $5,000, Option A:
"life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.

If the initial monthly payment under an Annuity Option would be less than $50, we may make a single sum payment equal to the total surrender Contract Value on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

Subject to that $50 minimum limitation, your Beneficiary may elect an Annuity Option if:

     -    you have not made an election prior to the Annuitant's death;

     - the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

     - the Beneficiary notifies us of the election prior to the date the proceeds become payable.

If the Contract Value, at death or surrender, is less than $5,000, no Annuity Option will be available.

Variable Monthly Annuity Payments

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent Variable Annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.

Here's how it works:

     - we calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments;

     - if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one;

     - if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

Assumed Investment Rate

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2 % per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial Variable Annuity payment will also be higher. Eventually, however, the monthly Variable Annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed Monthly Annuity Payments

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the Fixed Annuity Option as of the Maturity Date. We then subtract any applicable premium tax charge and divide the difference by $1,000. We then multiply the result by the greater of:

     - the applicable Fixed Annuity purchase rate shown in the appropriate table in the Contract; or

     - the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law).

Annuity Options

Two basic Annuity Options are available:

OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to Contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

                         VIII. Miscellaneous Provisions

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. A Business Day is any date on which the New York Stock Exchange is open for regular trading. Each Business Day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a Business Day, the accumulation unit value or Annuity Unit value will be the same as the value at the close of the next following Business Day.

DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER

If you did not purchase your Contract under a Qualified Plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the box below. In most cases, these provisions do not cause a problem if you are also the Annuitant under your policy. If you have designated someone other than yourself as the Annuitant, however, your heirs will have less discretion than you would have had in determining when and how the Contract's value would be paid out.

The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for tax-Qualified Plans in separate disclosures and endorsements.

If you die before annuity payments have begun:


     - if the Contract's designated Beneficiary is your surviving spouse, your spouse may continue the Contract in force as the Owner.



     - if the Beneficiary is not your surviving spouse or if the Beneficiary is your surviving spouse but chooses not to continue the Contract, the "entire interest" (as discussed below) in the Contract on the date of your death must be:



     -    paid out in full within five years of your death; or



     - applied in full towards the purchase of a life annuity on the Beneficiary with payments commencing within one year of your death.



     - If you are the last surviving Annuitant, as well as the Owner, the entire interest in the Contract on the date of your death equals the death benefit that then becomes payable. If you are the Owner but not the last surviving Annuitant, the entire interest equals:



     - the Surrender Value if paid out in full within five years of your death; or



     - the Contract Value applied in full towards the purchase of a life annuity on the Beneficiary with payments commencing within one year of your death.


If you are the last surviving Annuitant, as well as the Owner, the entire interest in the Contract on the date of your death equals the death benefit that then becomes payable. If you are the Owner but not the last surviving Annuitant, the entire interest equals:

     - the Surrender Value if paid out in full within five years of your death; or

     - the Contract Value applied in full towards the purchase of a life annuity on the Beneficiary with payments commencing within one year of your death.

If you die on or after annuity payments have begun:

     - any remaining amount that we owe must be paid out at least a rapidly as under the method of making annuity payments that is then in use.


Notice of the death of an Owner or Annuitant should be furnished promptly to the Annuities Service Center.


ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

To qualify for favorable tax treatment, certain Contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.

Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to the Annuities Service Center. The Contract designates the person you choose as Beneficiary. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant.

Changes of Owner or Beneficiary will take effect whether or not you or the Annuitant is then alive. However, these changes are subject to:

     -    the rights of any assignees of record;

     -    the any action taken prior to receipt of the notice; and

     -    certain other conditions.

An assignment, pledge, or other transfer may be a taxable event (see "IX. Federal Tax Matters" below). Therefore, you should consult a competent tax adviser before taking any such action.

WHO COULD HAVE PURCHASED A CONTRACT?

We designed these Contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Code. We also offer the Contracts for purchase under:

     - traditional individual retirement annuity plans ("traditional IRAs") satisfying the requirements of Section 408 of the Code;

     -    non-deductible IRA plans ("Roth IRAs") satisfying the requirements of
          Section 408A of the Code;

     -    SIMPLE IRA plans adopted under Section 408(p) of the Code;

     - Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code; and

     - annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations.

We did not offer the Contracts to every type of Qualified Plan, and reserved the right not to offer the Contracts for all types of Qualified Plans in the future. In certain circumstances, we may have made the Contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for Contracts purchased in connection with tax qualified retirement plans in "IX. Federal Tax Matters".

When a Contract forms part of a Qualified Plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an Owner otherwise would have under a Contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

We may include certain requirements from the above sources in endorsements or Riders to the affected Contracts. In other cases, we do not. In no event, however, do we undertake to assure a Contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a Contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

To accommodate "employer-related" pension and profit-sharing plans, we make available "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Service Center.

                             IX. Federal Tax Matters

INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS


We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.


The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

NON-QUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.


In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.


Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.


For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax adviser should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or


     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.


Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Non-Qualified Contracts


IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A TAX ADVISER. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.


We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


QUALIFIED CONTRACTS


(Contracts Purchased for a Qualified Plan including IRA's)



The Contracts are also available for use in connection with certain types of retirement plans which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from

Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.


The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.


Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).


Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.


Rollovers and Transfers



If permitted under your plan, you may take a distribution:



     - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;



     - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;



     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA;



     - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.



In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may take the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable.



In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.



Withholding on Rollover Distributions



Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code, are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.



Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA. A direct Transfer to a Roth IRA, however, will be treated as an eligible rollover distribution which may be subject to withholding. (See "Conversions and Rollovers to Roth IRAs," below.)



If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under your Contract.



We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you, if you wish to purchase a Qualified Contract. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU PURCHASED A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.



Conversions and Rollovers to Roth IRAs



You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:



     -    you have adjusted gross income over $100,000; or



     -    you are a married tax payer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.



If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under your Contract.



You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


Loans

A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISER

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.

                           X. Performance Information

We may advertise total return information about investments made in the Variable Investment Options. We refer to this information as "Separate Account level" performance. In our Separate Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable Variable Investment Option.

Total return at the Separate Account level is the percentage change between:

     - the value of a hypothetical investment in a Variable Investment Option at the beginning of the relevant period; and

     -    the value at the end of such period.

At the Separate Account level, total return reflects adjustments for:

     -    the mortality and expense risk charges;

     -    the administrative charge;

     -    the annual Contract fee; and

     - any withdrawal charge payable if the Owner surrenders his Contract at the end of the relevant period.

Total return at the Separate Account level does not, however, reflect any premium tax charges. Total return at the Separate Account level will be lower than that at the John Hancock Trust level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is the same as the standard format, except that it will not reflect any withdrawal charge or annual Contract fee and it may be for additional durations.

We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Separate Account level, but will not reflect any premium tax or any withdrawal charge.

                                   XI. Reports

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2) the financial statements of the John Hancock Trust.

                             XII. Voting Privileges


At meetings of the John Hancock Trust's shareholders, we will generally vote all the shares of each Portfolio that we hold in the Separate Account in accordance with instructions we receive from the Owners of Contracts that participate in the corresponding Variable Investment Option.

                              XIII. Certain Changes

Changes to the Separate Account

We reserve the right, subject to applicable law, including any required shareholder approval:

     - to transfer assets that we determine to be your assets from the Separate Account to another separate account or investment option by withdrawing the same percentage of each investment in the Separate Account with proper adjustments to avoid odd lots and fractions;

     -    to add or delete Variable Investment Options;

     -    to change the underlying investment vehicles;

     -    to operate the Separate Account in any form permitted by law; and

     - to terminate the Separate Account's registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of Owners will not be necessary for us to make such changes.

Variations in Charges or Rates for Eligible Classes

We may allow a reduction in or the elimination of any Contract charges, or an increase in a credited interest rate for a guarantee period. The affected Contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

     -    the size of the initial Purchase Payment;

     -    the size of the group or class;

     - the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments are remitted;

     - the nature of the group or class for which the Contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

     - the purpose for which the Contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced; or

     - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract is approved. We reserve the right to change these rules from time to time. Any variation in charges, rates, or fees will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner.

                         XIV. Distribution of Contracts

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").



We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who have been appointed by us to act as our insurance agents. Signator Investors, Inc. ("Signator"), a subsidiary of John Hancock Life Insurance Company, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contract.


JH Distributors may pay on-going compensation to broker-dealers in connection with the sale or servicing of a Contract. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. We do not expect the total compensation paid to such broker-dealers to exceed 3.0% of Purchase Payments. We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution of these Contracts.

Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of Contracts issued by other insurance companies.

We or our affiliates may provide compensation to broker-dealers for providing on-going service in relation to Contracts that have already been purchased. The amount and timing of compensation we or our affiliates may provide may vary, but total compensation paid to broker-dealers with respect to the Contracts is not expected to exceed the amount of compensation for distribution of the Contracts as described in this Prospectus.

              APPENDIX A: Example of Withdrawal Charge Calculation

ASSUME THE FOLLOWING FACTS:

     - On January 1, 1996, you make a $10,000 initial Purchase Payment and we issue you a Contract.

     -    On January 1, 1997, you make a $1,000 Purchase Payment.

     -    On January 1, 1998, you make a $1,000 Purchase Payment.

     -    On June 1, 1999, the Contract Value is $12,000.

Now assume you make a partial withdrawal of $10,500 (no tax withholding) on June 2, 1999. In this case, assuming no prior withdrawals, we would deduct a CDSL of $754.05 We withdraw a total of $11,254.05 from your Contract.

$10,500.00 -- withdrawal request payable to you
+   754.05 -- withdrawal charge payable to us
 ---------
$11,254.05 -- total amount withdrawn from your Contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

     (1) We first reduce your $10,000 INITIAL PURCHASE PAYMENT by the three annual $30 Contract fees we assessed on January 1, 1997, 1998 and 1999. We withdraw the remaining $9,910 from your Contract.

$10,000
-    30 -- 1997 Contract fee payable to us
-    30 -- 1998 Contract fee payable to us
-    30 -- 1999 Contract fee payable to us
 ------
$ 9,910 -- amount of your initial Purchase Payment we would consider to be withdrawn

Under the free withdrawal provision, we deduct 10% of the Purchase Payments made prior to the Contract Year in which the withdrawal occurs [($10,000 + $1,000 + $1,000) x 10%], or $1,200. We pay the $1,200 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $8,710. Because you made the initial Purchase Payment 3 years ago, the withdrawal charge percentage is 7.5%. We deduct the resulting $653.25 from your Contract to cover the withdrawal charge on your initial Purchase Payment. We pay the remainder of $8,056.75 to you as a part of your withdrawal request.

$9,910.00
-1,200.00 -- free withdrawal amount (payable to you)
 --------
$8,710.00
x    .075
 --------
$  653.25 -- withdrawal charge on initial Purchase Payment (payable to us)

$8,710.00
-  653.25
 --------
$8,056.75 -- part of withdrawal request payable to you

     (2) We NEXT deem the entire amount of your 1997 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 7.5%. We deduct the resulting $75 from your Contract to cover the withdrawal charge on your 1997 Purchase Payment. We pay the remainder of $925 to you as a part of your withdrawal request.

$1,000
x .075
 -----
$   75 -- withdrawal charge on 1997 Purchase Payment (payable to us)

$1,000
-   75
 -----
$  925 -- part of withdrawal request payable to you

     (3) We NEXT determine what additional amount we need to withdraw to provide you with the total $10,500 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $1,200 from the free withdrawal amount, $8,056.75 from your initial Purchase Payment, and $925 from your 1997 PURCHASE PAYMENT. Therefore, $318.25 is needed to reach $10,500.

$10,500.00 -- total withdrawal amount requested
- 1,200.00 -- free withdrawal amount
- 8,056.75 -- payment deemed from initial Purchase Payment
-   925.00 -- payment deemed from 1997 Purchase Payment
 ---------
$   318.25 -- additional payment to you needed to reach $10,500

The withdrawal charge percentage for this remaining amount is 7.5%. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed -- [applicable withdrawal charge percentage times withdrawal needed]

$      318.25 = x -- [.075x]
$      318.25 = .925x
$318.25/0.925 = x
$      344.05 = x

$      344.05 -- deemed withdrawn from 1998 Purchase Payment
-      318.25 -- part of withdrawal request payable to you
 ------------
$       25.80 -- withdrawal charge on 1998 premium deemed withdrawn (payable to
                 us)

$      653.25 -- withdrawal charge on the INITIAL PURCHASE PAYMENT
+       75.00 -- withdrawal charge on the 1997 PURCHASE PAYMENT
+       25.80 -- withdrawal charge on the 1998 PURCHASE PAYMENT
 ------------
$      754.05 -- Total withdrawal charge

                        APPENDIX B: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit. The presence of such benefit may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions


In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.


The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of
          Section 72(t)(2)(F) of the Code.


In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.



If the Contract is issued with certain death benefits, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.



Conversion or Direct Rollover to a Roth IRA


You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:


     -    you have adjusted gross income over $100,000; or

     -    you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


SIMPLE IRA PLANS


In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.


SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES


Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK COMPETENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that some Contracts may have offered death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of such a death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If your Contract was issued with such a death benefit, the presence of that benefit may increase the amount of any required minimum distributions that must be made.



Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account).


Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any transfer of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution providing the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.


CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS


Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. Some Contracts may have offered death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of such a death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If your Contract was issued with such a death benefit or such benefits were provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.


Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                   APPENDIX U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of Accumulation Units for each Variable Investment Option during the periods shown.


We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).

Accommodator 2000

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

          ACCUMULATION UNIT VALUES- ACCOMMODATOR 2000 VARIABLE ANNUITY

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
500 INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional
   Benefits
   Value at Start of Year          22.06     19.33     18.70        --        --        --        --        --        --        --
   Value at End of Year            22.93     22.06     19.33        --        --        --        --        --        --        --
   No. of Units                   53,481    56,110    60,661        --        --        --        --        --        --        --

ACTIVE BOND FUND (MERGED INTO ACTIVE BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 1-01-1996)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --     29.27     27.84     26.28     24.76     22.70     23.20     21.71
   Value at End of Year               --        --        --     30.29     29.27     27.84     26.28     24.76     22.70     23.20
   No. of Units                       --        --        --   596,065   687,473   764,462   917,146 1,212,906 1,509,395 1,746,727

ACTIVE BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional
   Benefits
   Value at Start of Year          31.67     30.68     30.29        --        --        --        --        --        --        --
   Value at End of Year            32.54     31.67     30.68        --        --        --        --        --        --        --
   No. of Units                  419,496   469,804   544,081        --        --        --        --        --        --        --

BLUE CHIP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional
   Benefits
   Value at Start of Year          53.09     49.06     46.44        --        --        --        --        --        --        --
   Value at End of Year            59.15     53.09     49.06        --        --        --        --        --        --        --
   No. of Units                  100,587   112,523   133,049        --        --        --        --        --        --        --

BOND INDEX FUND (REPLACED BY BOND INDEX TRUST B EFF 4-29-05)(NOW TOTAL BOND MARKET TRUST B) - NAV SHARES
   (units first credited 5-01-1998)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --     12.57     12.28     11.31     10.63      9.63     10.01     10.00
   Value at End of Year               --        --        --     12.91     12.57     12.28     11.31     10.63      9.63     10.01
   No. of Units                       --        --        --    28,946    35,814    94,963    56,826    36,880    24,125     3,511

CAPITAL APPRECIATION TRUST - NAV SHARES (units first credited 4-29-2006)
Contracts with no Optional
   Benefits
   Value at Start of Year          11.80     11.49        --        --        --        --        --        --        --        --
   Value at End of Year            13.02     11.80        --        --        --        --        --        --        --        --
   No. of Units                   31,586    41,453        --        --        --        --        --        --        --        --

EARNINGS GROWTH FUND (REPLACED BY LARGE CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-21-1996)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --     11.28      9.15     13.71     22.01     34.75     16.12     11.73
   Value at End of Year               --        --        --     11.44     11.28      9.15     13.71     22.01     34.75     16.12
   No. of Units                       --        --        --    64,751    69,002    85,952   113,291   287,319   210,594    76,278

EQUITY INDEX FUND (REPLACED BY 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-21-1996)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --     17.10     13.49     17.58     20.22     22.54     18.85     14.86
   Value at End of Year               --        --        --     18.70     17.10     13.49     17.58     20.22     22.54     18.85
   No. of Units                       --        --        --    71,313    79,091    79,637   110,946   187,602   176,947   167,620

EQUITY-INCOME TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional
   Benefits
   Value at Start of Year          25.64     21.81     21.94        --        --        --        --        --        --        --
   Value at End of Year            26.18     25.64     21.81        --        --        --        --        --        --        --
   No. of Units                   73,652    83,564    86,520        --        --        --        --        --        --        --

FUNDAMENTAL VALUE FUND (REPLACED BY EQUITY-INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --      9.70      7.63      9.36     10.00        --        --        --
   Value at End of Year               --        --        --     11.07      9.70      7.63      9.36        --        --        --
   No. of Units                       --        --        --    50,434    56,662    59,547    79,467        --        --        --

Accommodator 2000

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
GLOBAL BOND FUND (REPLACED BY GLOBAL BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-21-1996)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --     17.17     15.00     12.78     13.13     11.87     12.29     11.40
   Value at End of Year               --        --        --     18.76     17.17     15.00     12.78     13.13     11.87     12.29
   No. of Units                       --        --        --    24,778    19,403    22,217    15,801    24,167    25,776    39,603

GLOBAL BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional
   Benefits
   Value at Start of Year          17.86     17.18     18.76        --        --        --        --        --        --        --
   Value at End of Year            19.34     17.86     17.18        --        --        --        --        --        --        --
   No. of Units                   14,549    15,855    20,423        --        --        --        --        --        --        --

GROWTH & INCOME FUND (MERGED INTO GROWTH & INCOME TRUST II EFF 4-29-05)(NOW GROWTH & INCOME TRUST) - NAV SHARES (units first credited prior to 1-1-96)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --     45.63     37.16     48.35     57.90     67.47     58.87     45.70
   Value at End of Year               --        --        --     50.00     45.63     37.16     48.35     57.90     67.47     58.87
   No. of Units                       --        --        --   733,858   814,654   914,120 1,103,840 1,711,211 2,075,040 2,407,923

GROWTH & INCOME TRUST (FORMERLY GROWTH & INCOME TRUST II) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional
   Benefits
   Value at Start of Year          59.91     53.82     50.00        --        --        --        --        --        --        --
   Value at End of Year            61.58     59.91     53.82        --        --        --        --        --        --        --
   No. of Units                  476,929   543,006   639,378        --        --        --        --        --        --        --

HIGH YIELD BOND FUND (REPLACED BY HIGH YIELD TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1998)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --      9.90      8.60      9.12      9.04     10.27      9.89     10.00
   Value at End of Year               --        --        --     10.57      9.90      8.60      9.12      9.04     10.27      9.89
   No. of Units                       --        --        --     9,676     7,081     2,336     3,898     5,836       761     3,553

HIGH YIELD TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional
   Benefits
   Value at Start of Year          10.84     10.57     10.57        --        --        --        --        --        --        --
   Value at End of Year            11.87     10.84     10.84        --        --        --        --        --        --        --
   No. of Units                   11,000    11,358    10,170        --        --        --        --        --        --        --

INTERNATIONAL EQUITY INDEX FUND (REPLACED BY INTERNATIONAL EQUITY INDEX TRUST B EFF 04-29-05) - NAV SHARES
(units first credited prior to 1-1-96)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --     18.11     12.91     15.42     19.58     24.01     18.58     15.57
   Value at End of Year               --        --        --     21.50     18.11     12.91     15.42     19.58     24.01     18.58
   No. of Units                       --        --        --    72,308    83,596    90,591   110,442   188,500   203,958   237,963

INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional
   Benefits
   Value at Start of Year          31.14     24.81     21.50        --        --        --        --        --        --        --
   Value at End of Year            35.62     31.14     24.81        --        --        --        --        --        --        --
   No. of Units                   76,212    78,176    74,961        --        --        --        --        --        --        --

LARGE CAP GROWTH FUND (REPLACED BY BLUE CHIP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited prior to 1-1-96)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --     45.06     36.33     50.96     62.58     77.17     62.98     45.71
   Value at End of Year               --        --        --     46.44     45.06     36.33     50.96     62.58     77.17     62.98
   No. of Units                       --        --        --   164,029   186,449   219,069   271,326   452,515   484,197   528,042

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --     11.44        --        --        --        --        --        --        --
   Value at End of Year               --        --     11.49        --        --        --        --        --        --        --
   No. of Units                       --        --    50,469        --        --        --        --        --        --        --

LARGE CAP VALUE FUND (REPLACED BY EQUITY-INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-21-1996)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --     18.70     15.09     17.61     17.61     15.78     15.47     14.34
   Value at End of Year               --        --        --     21.24     18.70     15.09     17.61     17.61     15.78     15.47
   No. of Units                       --        --        --    82,177    67,561    65,403    80,329    69,720    61,630    60,090

Accommodator 2000

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
MANAGED FUND (MERGED INTO MANAGED TRUST EFF 4-29-05) - NAV SHARES (units first credited prior to 1-1-96)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --     36.76     31.28     36.50     38.05     38.51     35.75     30.03
   Value at End of Year               --        --        --     39.28     36.76     31.28     36.50     38.05     38.51     35.75
   No. of Units                       --        --        -- 2,410,146 2,736,699 3,101,125 3,735,398 5,714,882 6,958,760 7,904,623

MANAGED TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional
   Benefits
   Value at Start of Year          42.29     39.84     39.28        --        --        --        --        --        --        --
   Value at End of Year            42.58     42.29     39.84        --        --        --        --        --        --        --
   No. of Units                1,605,850 1,809,373 2,094,754        --        --        --        --        --        --        --

MID CAP GROWTH FUND (REPLACED BY MID CAP STOCK TRUST EFF 4-29-05) - NAV SHARES (units first credited 9-23-1994)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --     23.49     16.19     20.79     20.47     18.98     18.27     17.52
   Value at End of Year               --        --        --     25.90     23.49     16.19     20.79     20.47     18.98     18.27
   No. of Units                       --        --        --    58,857    58,297    57,560    73,273   119,590   146,284   190,684

MID CAP STOCK TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional
   Benefits
   Value at Start of Year          33.84     30.15     25.90        --        --        --        --        --        --        --
   Value at End of Year            41.31     33.84     30.15        --        --        --        --        --        --        --
   No. of Units                   42,269    44,447    52,689        --        --        --        --        --        --        --

MID CAP VALUE B FUND (FORMERLY SMALL/MIDCAP CORE FUND)(MERGED INTO MID VALUE TRUST EFF 4-29-05) - NAV SHARES
   (units first credited 5-01-1998)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --     15.68     10.94     13.06     13.16     12.73     10.70     10.00
   Value at End of Year               --        --        --     18.39     15.68     10.94     13.06     13.16     12.73     10.70
   No. of Units                       --        --        --    19,308    10,027     9,898    10,876    24,619     2,314     1,643

MID VALUE TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional
   Benefits
   Value at Start of Year          23.18     19.51     18.39        --        --        --        --        --        --        --
   Value at End of Year            23.01     23.18     19.51        --        --        --        --        --        --        --
   No. of Units                   27,214    25,494    26,431        --        --        --        --        --        --        --

MONEY MARKET FUND (REPLACED BY MONEY MARKET TRUST B EFF 4-29-05) - NAV SHARES (units first credited prior to 1-1-96)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --     18.22     18.27     18.23     17.76     16.92     16.31     15.61
   Value at End of Year               --        --        --     18.19     18.22     18.27     18.23     17.76     16.92     16.31
   No. of Units                       --        --        --   241,049   336,927   481,939   509,386   554,665   818,998   631,754

MONEY MARKET TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional
   Benefits
   Value at Start of Year          19.12     18.49     18.19        --        --        --        --        --        --        --
   Value at End of Year            19.80     19.12     18.49        --        --        --        --        --        --        --
   No. of Units                  159,782   178,221   197,367        --        --        --        --        --        --        --

OVERSEAS EQUITY B FUND (MERGED INTO OVERSEAS EQUITY TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-21-1996)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --     10.99      8.41     10.41     13.33     16.14     12.20     10.65
   Value at End of Year               --        --        --     12.05     10.99      8.41     10.41     13.33     16.14     12.20
   No. of Units                       --        --        --    48,527    17,796    22,704    37,450    69,714    36,109    38,522

OVERSEAS EQUITY C FUND (FORMERLY EMERGING MARKETS EQUITY) (MERGED INTO OVERSEAS EQUITY B FUND EFF 11-1-04) - NAV SHARES
   (units first credited 5-01-1998)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --        --      8.62      9.36      9.83     16.60      9.27     10.00
   Value at End of Year               --        --        --        --     13.36      8.62      9.36      9.83     16.60      9.27
   No. of Units                       --        --        --        --    21,115    14,574    13,660    29,908    21,402        --

OVERSEAS EQUITY FUND (MERGED INTO OVERSEAS EQUITY B FUND EFF 11-01-04) - NAV SHARES (units first credited 5-21-1996)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --        --      9.96     10.77     11.65     12.98     12.50     10.73
   Value at End of Year               --        --        --        --     13.76      9.96     10.77     11.65     12.98     12.50
   No. of Units                       --        --        --        --     3,837     2,959     3,172    10,511     9,415    11,299

Accommodator 2000

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
OVERSEAS EQUITY TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional
   Benefits
   Value at Start of Year          16.67     14.09     12.05        --        --        --        --        --        --        --
   Value at End of Year            18.52     16.67     14.09        --        --        --        --        --        --        --
   No. of Units                   30,301    35,233    37,259        --        --        --        --        --        --        --

REAL ESTATE EQUITY FUND (REPLACED BY REAL ESTATE SECURITIES TRUST EFF 4-29-05) - NAV SHARES (units first credited prior to 1-1-96)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --     35.65     26.37     26.34     25.23     19.31     19.18     24.17
   Value at End of Year               --        --        --     48.05     35.65     26.37     26.34     25.23     19.31     19.18
   No. of Units                       --        --        --    99,616   104,181   114,490   112,945   162,692   185,117   264,449

REAL ESTATE SECURITIES TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional
   Benefits
   Value at Start of Year          72.71     53.29     48.05        --        --        --        --        --        --        --
   Value at End of Year            60.63     72.71     53.29        --        --        --        --        --        --        --
   No. of Units                   57,550    78,703    89,231        --        --        --        --        --        --        --

SHORT-TERM BOND FUND (MERGED INTO SHORT-TERM BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 9-23-1994)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --     15.04     14.82     14.20     13.31     12.48     12.27     11.17
   Value at End of Year               --        --        --     15.07     15.04     14.82     14.20     13.31     12.48     12.27
   No. of Units                       --        --        --    34,660    36,646    38,598    39,775    52,315    64,795    82,463

SHORT-TERM BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional
   Benefits
   Value at Start of Year          15.70     15.20     15.07        --        --        --        --        --        --        --
   Value at End of Year            16.01     15.70     15.20        --        --        --        --        --        --        --
   No. of Units                   22,073    16,356    28,594        --        --        --        --        --        --        --

SMALL CAP EMERGING GROWTH FUND (MERGED INTO SMALL CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-21-1996)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --     10.71      7.29     10.28     10.82     12.03     12.61     13.58
   Value at End of Year               --        --        --     11.58     10.71      7.29     10.28     10.82     12.03     12.61
   No. of Units                       --        --        --   114,023    52,956    37,291    37,305    46,648    36,848    64,877

SMALL CAP GROWTH FUND (MERGED INTO SMALL CAP EMERGING GROWTH FUND EFF 11-01-04) - NAV SHARES (units first credited 5-21-1996)
Contracts with no Optional
   Benefits
   Value at Start of Year             --        --        --        --      9.81     14.19     16.44     21.19     12.59     11.13
   Value at End of Year               --        --        --        --     12.39      9.81     14.19     16.44     21.19     12.59
   No. of Units                       --        --        --        --    87,109    88,398   113,142   230,519   125,502   102,206

SMALL CAP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional
   Benefits
   Value at Start of Year          15.04     13.42     11.58        --        --        --        --        --        --        --
   Value at End of Year            16.93     15.04     13.42        --        --        --        --        --        --        --
   No. of Units                   71,456    80,097    78,239        --        --        --        --        --        --        --

TOTAL BOND MARKET TRUST B (FORMERLY BOND INDEX TRUST B) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional
   Benefits
   Value at Start of Year          13.42     13.06     12.91        --        --        --        --        --        --        --
   Value at End of Year            14.20     13.42     13.06        --        --        --        --        --        --        --
   No. of Units                   15,901    14,355    15,973        --        --        --        --        --        --        --

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information
                                                            dated April 28, 2008


                               (JOHN HANCOCK(R) LOGO)

                             JOHN HANCOCK ANNUITIES


                       Statement of Additional Information
                     John Hancock Variable Annuity Account V

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the deferred combination fixed and variable annuity contracts (singly, a "CONTRACT and collectively, the "CONTRACTS" issued by JOHN HANCOCK LIFE INSURANCE COMPANY ("JHLICO") in all jurisdictions as follows:

                          Prospectuses Issued by JHLICO
           (to be read with this Statement of Additional Information)

                       Accommodator 2000 Variable Annuity
                       Independence 2000 Variable Annuity
                     Independence Preferred Variable Annuity

Unless otherwise specified, "WE," "US," "OUR," or a "COMPANY" refers to the applicable issuing company of a Contract. You, the contract owner, should refer to the first page of your variable annuity contract for the name of your issuing company.

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                       JOHN HANCOCK LIFE INSURANCE COMPANY


Annuities Service Center    Mailing Address
164 Corporate Drive         Post Office Box 9507
Portsmouth, NH 03801-6815   Portsmouth,  NH  03802-9507
(800) 824-0335              www.jhannuities.com



JHLICO VA ACCT V SAI 04/08

                                Table of Contents




SERVICES .................................................................     3
   Independent Registered Public Accounting Firm .........................     3
   Principal Underwriter .................................................     3
   Special Compensation and Reimbursement Arrangements ...................     3
CALCULATION OF PERFORMANCE DATA ..........................................     6
   Money Market Variable Investment Options ..............................     6
   Other Variable Investment Options .....................................     7
OTHER PERFORMANCE INFORMATION ............................................     8
CALCULATION OF ANNUITY PAYMENTS ..........................................     8
   Calculation of Annuity Units ..........................................     8
ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES .....................    10
   Net Investment Rate ...................................................    10
   Adjustment of Units and Values ........................................    10
   Hypothetical Example Illustrating the Calculation of Accumulation
      Unit Values and Annuity Unit Values ................................    10
PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES ............................    10
THE SEPARATE ACCOUNT .....................................................    10
DELAY OF CERTAIN PAYMENTS ................................................    11
LIABILITY FOR TELEPHONE TRANSFERS ........................................    11
VOTING PRIVILEGES ........................................................    11
LEGAL AND REGULATORY MATTERS .............................................    12
FINANCIAL STATEMENTS .....................................................    13

                                    Services



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The consolidated financial statements of John Hancock Life Insurance Company at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, and the financial statements of John Hancock Life Insurance Company Variable Annuity Account V at December 31, 2007 and for each of the two years in the period ended December 31, 2007, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.



PRINCIPAL UNDERWRITER



John Hancock Distributors, LLC, ("JH Distributors"), an affiliate of JHLICO, now serves as principal underwriter of the Contract interests described in the respective prospectuses. These Contract interests are offered on a continuous basis. Prior to May 1, 2006, Signator Investors, Inc. ("Signator"), a subsidiary of John Hancock Life Insurance Company, served as the principal underwriter of the Contracts. The aggregate dollar amounts of underwriting commissions paid to Signator in 2006 and 2005 were $1,100,644 and $6,482,728, respectively. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2007, 2006, and 2005 were $657,183,413, $516,555,523 and $510,874,858, respectively.


SPECIAL COMPENSATION AND REIMBURSEMENT ARRANGEMENTS

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.


We may, directly or through JHD, make, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.


We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.

The categories of payments that we provide, directly or through JHD, to firms are described below. These categories are not mutually exclusive and we may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in our efforts to promote the sale of the Contracts. We agree with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. We determine which firms to support and the extent of the payments it is willing to make. We generally choose to compensate firms that have a strong capability to distribute the Contracts and that are willing to cooperate with our promotional efforts. We do not make an independent assessment of the cost of providing such services.

The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD") (or their affiliated broker-dealers) that we are aware (as of December 31, 2007) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract:



NAME OF FIRM



                                   DISTRIBUTOR



                            1st Global Capital Corp.
                           A. G. Edwards & Sons, Inc.
                       AIG - Advantage Capital Corporation
                        AIG - FSC Securities Corporation
                      AIG - Royal Alliance Associates, Inc.
                            AIG - Financial Advisors
                 AIG - American General Securities Incorporated
                  American Portfolios Financial Services, Inc.
                        AmTrust Investment Services, Inc.
                       BancWest Investment Services, Inc.
                                   BOSC, Inc.
                           Cadaret, Grant & Co., Inc.
                            Centaurus Financial, Inc.
                         Citigroup Global Markets, Inc.
                          CCO Investment Services, Inc.
                               Comerica Securities
                            Commerce Capital Markets
                         Commonwealth Financial Network
                             Compass Brokerage, Inc.
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                              Davenport & Co., LLC
                         Essex National Securities, Inc.
                            Ferris, Baker Watts, Inc.
                          Fifth Third Securities, Inc.
                       Founders Financial Securities, LLC
                         Geneos Wealth Management, Inc.
                            GunnAllen Financial, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments, Inc.
                           HSBC Securities (USA) Inc.
                        Independent Financial Group, LLC
                   Independent Financial Marketing Group, Inc.
                 ING - Financial Network Investment Corporation
                     ING - Financial Securities Corporation
                    ING - Primevest Financial Services, Inc.
                          ING Financial Partners, Inc.
                              InterSecurities, Inc.
                                Investacorp, Inc.
                         Investment Professionals, Inc.
                        J.J.B. Hilliard, W.L. Lyons, Inc.
                          Janney Montgomery Scott, LLC
                     Jefferson Pilot Securities Corporation
                         John Hancock Distributors, Inc.
                          Key Investments Services, LLC
                        LaSalle Financial Services, Inc.
                        LaSalle Street Securities, L.L.C.
                     Lincoln Financial Advisors Corporation
                                  LPL Financial
                           M Holdings Securities, Inc.

                                   DISTRIBUTOR



                           Main Street Securities, LLC
                   Merrill Lynch, Pierce, Fenner & Smith Inc.
                           Money Concepts Capital Corp
                          Morgan Keegan & Company, Inc.
                           Morgan Stanley & Co., Inc.
                           Next Financial Group, Inc.
                              NFP Securities, Inc.
                           NPH - SII Investments, Inc.
                       NPH - Invest Financial Corporation
                    NPH - Investment Centers of America, Inc.
                       NPH - National Planning Corporation
                  PAC of America - Associated Securities Corp.
                   PAC of America - Mutual Service Corporation
              PAC of America - United Planners' Financial Services
                PAC of America - Waterstone Financial Group, Inc.
                       Packerland Brokerage Services, Inc.
                        Pension Planners Securities, Inc.
                          Prime Capital Services, Inc.
                                ProEquities, Inc.
                           Questar Capital Corporation
                        Raymond James & Associates, Inc.
                     Raymond James Financial Services, Inc.
                             RBC Dain Rauscher, Inc.
                           Robert W. Baird & Co., Inc.
                         Sammons Securities Company, LLC
                            Securities America, Inc.
                           Sigma Financial Corporation
                           Stifel Nicolaus & Co., Inc
                        The Huntington Investment Company
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                       Unionbanc Investment Services, Inc.
                            Wachovia Securities, LLC
                            Wachovia Securities, Inc.
                      Wachovia Securities Financial Network
                         Walnut Street Securities, Inc.
                        Webster Investment Services, Inc.
                           Well Fargo Securities, LLC
                        Woodbury Financial Services, Inc.



Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.


Sales and Asset Based Payments

We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments

We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments


We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contacts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.


Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                         Calculation of Performance Data

The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

MONEY MARKET VARIABLE INVESTMENT OPTIONS

We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

              Effective yield = (Base period return + 1)(365/7) - 1

OTHER VARIABLE INVESTMENT OPTIONS

"Standardized" Total Return


Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Portfolio-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.


We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                              P x (1 + T)(n) = ERV

Where:

P = a hypothetical initial premium payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

We calculate values for one, three, five and ten year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. We also calculate values from the date a variable investment option was first available in the Account. Returns of less than one year are not annualized. The inception date may be different from the date a variable investment option was first available in the contracts because the Account is used for other variable annuities offered by us.

Yield

We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                         Yield = 2[(a - b + 1)(6) - 1]
                                    -----
                                     cd


where:

     a = net investment income earned during the period by the Portfolio whose shares are owned by the variable investment option

     b = expenses accrued for the period (net of any reimbursements)

     c = the average daily number of accumulation units outstanding during the period

     d = the offering price per accumulation unit on the last day of the period


According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

"Non-Standardized" Performance


We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and no redemption is made at the end of the period. It reflects adjustments for all Series Portfolio-level and contract-level charges, except any premium tax charge, annual contract fee, withdrawal charge or charges for optional rider benefits described in the prospectus.


Although the contracts did not exist during all the periods for which we calculate "non-standardized" performance, we adjust the returns of the variable investment options by the contracts' asset-based charge.

                          Other Performance Information

You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

                         Calculation of Annuity Payments

CALCULATION OF ANNUITY UNITS

We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

For each variable investment option, we THEN divide:

                         the resulting value (minus any
                               premium tax charge)

                                       by

                                     $1,000

and multiply the result by

                    the applicable annuity purchase rate set
                      forth in the contract and reflecting

(1)  the age and, possibly, sex of the payee and

(2)  the assumed investment rate (discussed below)

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

               the amount of the initial monthly variable annuity
                    payment from that variable annuity option

                                       by

                     the annuity unit value of that variable
                    investment option as of 10 calendar days
                  prior to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.79 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $277.92.

                           4000.000 x 12.000000 x 5.79
                           ---------------------------
                                      1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 198.514 ($177.92/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $278.91 (198.514 x $1.405000).

Annuity Unit Values

The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

     (1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

     (2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be
          0.99990575. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2% per year and will decrease only if is less than 3 1/2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              Additional Information about Determining Unit Values

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

Net Investment Rate


For any period, the net investment rate for a variable investment option equals

     (1) the percentage total investment return of the corresponding Portfolio for that period (assuming reinvestment of all dividends and other distributions from the Portfolio), less

     (2) for each calendar day in the period, a deduction of 0.003425% (the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

     (3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.


Adjustment of Units and Values

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

Hypothetical Example Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values

Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 - $137.00)
divided by $4,000,000 or 0.0009658.

Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be [$11.250000 x (1 + .0009658)] or $11.260865. The value of an annuity unit at the end of the period would be [$1.0850000 x (1 + .0009658) x .99990575]
or $1.0859455. The final figure, .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.


                 Purchases and Redemptions of Portfolio Shares

John Hancock purchases and redeems Portfolio shares for the Account at their net asset value without any sales or redemption charges. Each available Portfolio issues its own separate series of Portfolio shares. Each such series represents an interest in one of the Portfolios of the Series Portfolio, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Portfolio at their net asset value as of the dates paid.

On each Business Day, the Separate Account purchases and redeems shares of each Portfolio for each variable investment option based on, among other things, the amount of Purchase Payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Series Portfolio share for each Portfolio determined on that same date.

                              The Separate Account

In addition to the assets attributable to Contracts, the Separate Account may include amounts contributed by JHLICO to commence operations of a Variable Investment Option or an underlying Portfolio. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact the transfer might have on any Variable Investment Option. The assets of one Variable Investment Option are not necessarily legally insulated from liabilities associated with another Variable Investment Option.

                            Delay of Certain Payments

Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuities Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

     (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

     (2)  when trading on that Exchange is restricted;

     (3) when an emergency exists, as determined by the SEC, as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

     (4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                        Liability for Telephone Transfers

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

-    requiring personal identification,

-    tape recording calls, and

-    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                                Voting Privileges


Here's the formula we use to determine the number of Portfolio shares as to which you may give instructions:

                             the total value of your
                          accumulation units value in a
                           variable investment option

                                   divided by

                        the net asset value of 1 share of
                   the corresponding class of the Portfolio's
                                     shares

At a shareholders' meeting, you may give instructions regarding:

(1)  the election of a Board of Trustees,

(2)  the ratification of the selection of independent auditors,

(3)  the approval of a Series Portfolio's investment management agreements, and

(4)  other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the Portfolio shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of Portfolio shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that Portfolio by the net asset value of one share of that Portfolio. We vote any shares held by the Account that are not attributable to contracts or for which instructions from owners are not received, in proportion to the instructions we have received from participants in the Account.

We will furnish you information and forms so that you may give voting instructions.

We may own Portfolio shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Portfolio's shares (including owners who participate in separate accounts other than the Separate Account). The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.


We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.


On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                              Financial Statements

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company
Years Ended December 31, 2007, 2006, and 2005

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm                                                               F-2

Audited Consolidated Financial Statements

Consolidated Balance Sheets as of December 31, 2007and 2006                                                           F-3

Consolidated Statements of Income for the years ended December 31, 2007, 2006, and 2005                               F-5

Consolidated Statements of Changes in Shareholder's Equity and Comprehensive Income for the years ended December 31,
  2007, 2006, and 2005                                                                                                F-6

Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006, and 2005                           F-8

Notes to Consolidated Financial Statements                                                                           F-10

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2007 and 2006, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its method of accounting for income tax related cash flows generated by investments in leveraged leases and collateral related to certain derivative activities, and in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement plans and investments in certain limited partnerships.

                                                    /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 25, 2008

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                                                December 31,
                                                                             -------------------
                                                                               2007      2006
                                                                             --------- ---------
                                                                                (in millions)
Assets
Investments
   Fixed maturities--at fair value (cost: 2007--$42,879.0; 2006--$45,041.0). $42,838.6 $44,863.2
Equity securities:
   Available-for-sale--at fair value (cost: 2007--$121.6; 2006--$680.3).....     148.3     764.7
Mortgage loans on real estate...............................................   9,349.5   9,959.5
Real estate.................................................................   1,271.7   1,280.3
Policy loans................................................................   2,099.1   2,071.8
Other invested assets.......................................................   2,932.9   2,628.0
                                                                             --------- ---------
   Total Investments........................................................  58,640.1  61,567.5

Cash and cash equivalents...................................................   3,355.5   1,063.3
Accrued investment income...................................................     615.0     609.7
Premiums and accounts receivable............................................      27.9      31.5
Goodwill....................................................................   3,008.5   3,010.9
Value of business acquired..................................................   2,374.8   2,502.1
Deferred policy acquisition costs and deferred sales inducements............   1,102.5     890.2
Amounts due from affiliates.................................................     271.4     179.1
Intangible assets...........................................................   1,317.9   1,330.0
Reinsurance recoverable.....................................................   5,031.3   4,236.3
Other assets................................................................   3,372.4   3,086.5
Separate account assets.....................................................  18,948.8  19,071.7
                                                                             --------- ---------
   Total Assets............................................................. $98,066.1 $97,578.8
                                                                             ========= =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                         December 31,
                                                      -------------------
                                                        2007      2006
                                                      --------- ---------
                                                         (in millions)
       Liabilities and Shareholder's Equity

       Liabilities:

       Future policy benefits........................ $46,576.3 $45,679.4
       Policyholders' funds..........................  11,009.2  12,374.8
       Consumer notes................................   2,157.0   2,454.1
       Unearned revenue..............................     127.6     215.5
       Unpaid claims and claim expense reserves......     144.6     138.1
       Dividends payable to policyholders............     420.0     417.7
       Amounts due to affiliates.....................     560.9     427.1
       Short-term debt...............................       8.6     484.9
       Long-term debt................................     485.2     487.5
       Deferred income tax liability.................     679.0     394.3
       Other liabilities.............................   6,130.8   4,886.6
       Separate account liabilities..................  18,948.8  19,071.7
                                                      --------- ---------
          Total Liabilities..........................  87,248.0  87,031.7

       Minority interest.............................     141.5     132.5

       Shareholder's Equity:

       Common stock..................................     330.0     330.0
       Additional paid in capital....................   9,373.7   9,350.1
       Retained earnings.............................     475.4     296.0
       Accumulated other comprehensive income........     497.5     438.5
                                                      --------- ---------
          Total Shareholder's Equity.................  10,676.6  10,414.6
                                                      --------- ---------
          Total Liabilities and Shareholder's Equity. $98,066.1 $97,578.8
                                                      ========= =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                                Years ended December 31,
                                                                                               --------------------------
                                                                                                 2007     2006     2005
                                                                                               -------- -------- --------
                                                                                                     (in millions)
Revenues
   Premiums................................................................................... $2,832.4 $2,687.8 $1,983.8
   Universal life and investment-type product charges.........................................    294.7    317.5    302.7
   Net investment income......................................................................  3,511.7  3,527.6  3,475.3
   Net realized investment and other gains....................................................    127.6      6.2    514.6
   Investment management revenues, commissions and other fees.................................  1,006.7    814.5    765.7
   Other revenue..............................................................................     70.0     31.3     47.2
                                                                                               -------- -------- --------
       Total revenues.........................................................................  7,843.1  7,384.9  7,089.3

Benefits and expenses
   Benefits to policyholders..................................................................  4,449.8  4,229.3  3,717.0
   Other operating costs and expenses.........................................................  1,549.8  1,498.5  1,464.1
   Amortization of deferred policy acquisition costs, deferred sales inducements and value of
     business acquired........................................................................    166.7    299.1    174.3
   Dividends to policyholders.................................................................    526.4    509.9    513.4
                                                                                               -------- -------- --------
       Total benefits and expenses............................................................  6,692.7  6,536.8  5,868.8

Income before income taxes....................................................................  1,150.4    848.1  1,220.5

Income taxes..................................................................................    378.9    267.5    408.8
                                                                                               -------- -------- --------

Net income.................................................................................... $  771.5 $  580.6 $  811.7
                                                                                               ======== ======== ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                        EQUITY AND COMPREHENSIVE INCOME

                                                                                      Accumulated
                                                                 Additional              Other         Total
                                                          Common  Paid In   Retained Comprehensive Shareholder's Outstanding
                                                          Stock   Capital   Earnings    Income        Equity       Shares
                                                          ------ ---------- -------- ------------- ------------- -----------
                                                                   (in millions, except for outstanding share data)
Company
Balance at January 1, 2005............................... $ 10.0  $9,490.6  $ 153.7     $ 592.5      $10,246.8      1,000

   Comprehensive income:.................................
       Net income........................................                     811.7                      811.7

       Other comprehensive net income, net of tax:.......
          Net unrealized investment losses...............                                (420.0)        (420.0)
          Foreign currency translation adjustment........                                  (1.8)          (1.8)
          Minimum pension liability......................                                   2.4            2.4
          Cash flow hedges...............................                                 171.2          171.2
                                                                                                     ---------
   Comprehensive income..................................                                                563.5

Manulife Financial Corporation
       Purchase price reallocation.......................            (82.1)                              (82.1)

Share based payments.....................................             14.9                                14.9
Capital contribution paid by Parent......................  320.0                                         320.0     32,000
Dividends paid to Parent.................................                    (690.0)                    (690.0)
                                                          ------  --------  -------     -------      ---------     ------
Balance at December 31, 2005............................. $330.0  $9,423.4  $ 275.4     $ 344.3      $10,373.1     33,000

   Comprehensive income:.................................
       Net income........................................                     580.6                      580.6

       Other comprehensive income, net of tax:...........
          Net unrealized investment gains................                                  26.0           26.0
          Foreign currency translation adjustment........                                   0.4            0.4
          Minimum pension liability......................                                 (16.3)         (16.3)
          Cash flow hedges...............................                                 (76.1)         (76.1)
                                                                                                     ---------
       Comprehensive income..............................                                                514.6

Statement 158 transition adjustment......................                                 160.2          160.2
Transfer of real estate from affiliate...................            (86.7)                              (86.7)
Share based payments.....................................            (21.4)                              (21.4)
Employee stock option plan (ESOP)........................             34.8                                34.8
Dividends paid to Parent.................................                    (560.0)                    (560.0)
                                                          ------  --------  -------     -------      ---------     ------
Balance at December 31, 2006............................. $330.0  $9,350.1  $ 296.0     $ 438.5      $10,414.6     33,000
                                                          ======  ========  =======     =======      =========     ======

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                 EQUITY AND COMPREHENSIVE INCOME - (CONTINUED)


                                                                                         Accumulated
                                                                    Additional              Other         Total
                                                             Common  Paid In   Retained Comprehensive Shareholder's Outstanding
                                                             Stock   Capital   Earnings    Income        Equity       Shares
                                                             ------ ---------- -------- ------------- ------------- -----------
                                                                      (in millions, except for outstanding share data)
Company
Balance at January 1, 2007.................................. $330.0  $9,350.1  $ 296.0     $438.5       $10,414.6     33,000

   Comprehensive income:....................................
       Net income...........................................                     771.5                      771.5

       Other comprehensive income, net of tax:..............
          Net unrealized investment losses..................                                (24.4)          (24.4)
          Foreign currency translation adjustment...........                                 (0.3)           (0.3)

       Pension and postretirement benefits:.................
          Change in the funded status of the pension
            plan............................................                                 15.9            15.9
          Amortization of periodic pension costs............                                 (0.8)           (0.8)
          Cash flow hedges..................................                                 68.6            68.6
                                                                                                        ---------
       Comprehensive income.................................                                                830.5

Adoption of FSP No. FAS 13-2................................                    (133.5)                    (133.5)
Transfer of invested assets with affiliates.................              9.5                                 9.5
Share based payments........................................             14.1                                14.1
Dividends paid to Parent....................................                    (458.6)                    (458.6)
                                                             ------  --------  -------     ------       ---------     ------
Balance at December 31, 2007................................ $330.0  $9,373.7  $ 475.4     $497.5       $10,676.6     33,000
                                                             ======  ========  =======     ======       =========     ======

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                   Years ended December 31
                                                                                              ---------------------------------
                                                                                                 2007       2006        2005
                                                                                              ---------  ----------  ----------
                                                                                                        (in millions)
Cash flows from operating activities:
   Net income................................................................................ $   771.5  $    580.6  $    811.7
       Adjustments to reconcile net income to net cash provided by operating activities:.....
          Amortization of premium--fixed maturities..........................................     286.7       453.9       587.9
          Net realized investment (gains)/losses.............................................    (127.6)       (6.2)     (514.6)
          Amortization of deferred acquisition costs and deferred sales inducements..........      59.5       163.8         4.5
          Amortization of value of business acquired.........................................     107.2       135.3       169.8
          Capitalized deferred acquisition costs and deferred sales inducements..............    (274.1)     (395.7)     (416.2)
          Depreciation and amortization......................................................      73.2        28.3        22.9
          Net cash flows from trading securities.............................................        --         4.6        (0.4)
          (Increase) decrease in accrued investment income...................................      (5.3)      106.0      (294.8)
          Decrease (increase) in premiums and accounts receivable............................       3.6        40.6       (57.9)
          Decrease (increase) in other assets and other liabilities, net.....................     629.0      (130.7)      448.6
          Increase in policy liabilities and accruals, net...................................   2,475.4       876.2       337.4
          Increase in income taxes...........................................................     392.4       116.7       530.0
                                                                                              ---------  ----------  ----------
              Net cash provided by operating activities......................................   4,391.5     1,973.4     1,628.9

Cash flows used in investing activities:
   Sales of:.................................................................................
       Fixed maturities......................................................................   6,747.1    10,381.7     9,978.0
       Equity................................................................................   1,149.4       166.7     2,002.8
       Real estate...........................................................................      29.0         8.8        32.1
       Other invested assets.................................................................     645.6     1,400.0     1,055.9
   Maturities, prepayments and scheduled redemptions of:.....................................
       Fixed maturities......................................................................   1,750.4       925.9     2,064.8
       Mortgage loans on real estate.........................................................   1,974.8     1,877.3     2,224.6
   Purchases of:.............................................................................
       Fixed maturities......................................................................  (6,899.8)  (11,072.0)  (11,578.3)
       Equity................................................................................    (326.4)     (462.5)   (1,493.7)
       Real estate...........................................................................     (33.2)     (449.2)     (560.9)
       Other invested assets.................................................................    (935.1)     (552.0)     (454.0)
Mortgage loans on real estate issued.........................................................  (1,357.5)   (1,094.0)   (1,428.5)
Net cash paid for related party real estate..................................................        --      (150.4)         --
Net cash received related to sales of businesses.............................................        --        37.9          --
Other, net...................................................................................     172.4        60.2        (1.0)
                                                                                              ---------  ----------  ----------
Net cash provided by investing activities.................................................... $ 2,916.7  $  1,078.4  $  1,841.8

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                               Years ended December 31,
                                                                           -------------------------------
                                                                              2007       2006       2005
                                                                           ---------  ---------  ---------
                                                                                    (in millions)
Cash flows from financing activities:
   Capital contribution paid by Parent.................................... $      --  $      --  $   320.0
   Dividends paid to Parent...............................................    (458.6)    (560.0)    (690.0)
   Increase in notes receivable from affiliates...........................      43.3      (90.0)        --
   Increase in notes payable to affiliates................................     (22.3)        --         --
   Universal life and investment-type contracts deposits..................   2,215.7    3,412.6    3,292.4
   Universal life and investment-type contract maturities and withdrawals.  (6,070.6)  (7,407.8)  (6,412.4)
   Net transfers to separate accounts from policyholders funds............      36.9      277.5      865.8
   Excess tax benefits related to share based payments....................      14.5       19.3         --
   (Repayments) issuance of consumer notes, net...........................    (297.1)     (33.6)     108.6
   Issuance of short-term debt............................................        --      478.1      153.4
   Issuance of long-term debt.............................................       1.2        2.8        3.5
   Repayment of short-term debt...........................................    (476.6)     (67.8)    (197.2)
   Repayment of long-term debt............................................      (2.4)      (7.8)     (14.6)
                                                                           ---------  ---------  ---------
   Net cash used in financing activities..................................  (5,016.0)  (3,976.7)  (2,570.5)

   Net increase (decrease) in cash and cash equivalents...................   2,292.2     (924.9)     900.2
                                                                           ---------  ---------  ---------
Cash and cash equivalents at beginning of year............................   1,063.3    1,988.2    1,088.0
                                                                           ---------  ---------  ---------
Cash and cash equivalents at end of year.................................. $ 3,355.5  $ 1,063.3  $ 1,988.2
                                                                           =========  =========  =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company, (the Company) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (JHFS). The Company is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services. On April 28, 2004, JHFS was acquired by Manulife Financial Corporation (Manulife). The "John Hancock" name is Manulife's primary U.S. brand.

The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies, individual and group long-term care, fixed deferred and fixed immediate annuity, and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. In addition, the Company offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The Company is licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. Virgin Islands, and Canada.

Basis of Presentation. The accompanying financial statements of the Company have been prepared in conformity with U.S. generally accepted accounting principles which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and or controlled subsidiaries and subsidiaries of which it is the primary beneficiary. Please refer to Note 3 - Relationships with Variable Interest Entities for more information on the Company's relationships with variable interest entities. All significant intercompany transactions and balances have been eliminated. When the Company consolidates partnership or LLC interests, the partnership is consolidated onto the accounts of the separate accounts if the separate accounts own a greater share than the Company's general account and is consolidated onto the Company's general accounts if the general account owns a greater share than the Company's separate accounts. When consolidation through the Company's separate accounts takes place, additional separate account assets (with offsetting separate account liabilities) are recognized to bring total Company exposure up to total partnership or LLC assets and intercompany eliminations between the Company's general accounts and separate accounts are not performed.

Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, issues funding agreements to them, manages them as investment advisor, or performs other transactions with them or provides services to them.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities and other leveraged leases as available-for-sale and records these securities at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of policyholder related amounts and deferred taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in net investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized and other investment gains (losses). The Company records as its carrying value the net investment of the leveraged leases calculated by accruing income at the lease's expected internal rate of return in accordance with Statement of Financial Accounting Standard No. 13, Accounting for Leases.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available- for- sale, unrealized gains and losses on equity securities are reflected in shareholders' equity, as described above for available- for- sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities when purchased greater than 90 days and less than one year, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating pension contractholder accounts.

Derivative Financial Instruments. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's Consolidated Balance Sheets in other invested assets or other liabilities at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, and swaptions), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs (DAC) and Deferred Sales Inducements (DSI). Deferred policy acquisition costs are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life and long-term care insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2007 and 2006, the Company's DAC asset was deemed recoverable.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period.

Amortization of DAC is allocated to: (1) a separate component of total benefits and expenses to reflect amortization related to the gross margins or profits relating to policies and contracts in force; and (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual annuity products (Deferred Sales Inducements or DSI). Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contracts' expected ongoing crediting rates for periods after the inducements are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC. DSI is reviewed annually to determine recoverability from future income, and if not recoverable, is immediately expensed. As of December 31, 2007 and 2006, the Company's DSI was deemed recoverable.

Reinsurance. The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Goodwill and Other Intangible Assets. In the merger with Manulife, the Company de-recognized its intangible assets including goodwill, value of business acquired (VOBA) and management contracts. Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill, brand name and investment management contracts, and recognized new amortizable intangible assets including VOBA, distribution networks and other investment management contracts.

Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife in the recent merger. Investment management contracts are the fair values of the investment management relationships between the Company and each of the mutual funds managed by the Company acquired by Manulife.

VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife. Distribution networks had weighted average lives of 22 years at the merger. Other investment management contracts are the values assigned to the Company's institutional investment management contracts managed by its investment management subsidiaries. Other investment management contracts have weighted average lives of 10 years at the merger. Collectively, these amortizable intangible assets had a weighted average life of 15 years at the merger.

The Company tests non-amortizing intangible assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. VOBA and the Company's other intangible assets are evaluated for impairment by comparing their fair values to their current carrying values whenever they are tested. Impairments would be recorded whenever an intangible asset's fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2007 or 2006.

Separate Accounts. Separate account assets and liabilities reported in the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses) and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Income. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


Future Policy Benefits and Policyholders' Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% to 6.3% for life insurance liabilities, from 2.0% to 7.1% for individual annuity liabilities and from 3.4% to 9.4% for group annuity liabilities.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 5.0% to 6.7%.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the merger date, and additional reserves established on certain guarantees offered in certain variable annuity products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 4.0% to 5.8% for universal life insurance products and from 2.7% to 13.7% for investment-type products. Policy benefits charged to expense also include the change in the additional reserve for fair value adjustments as of the merger date and certain guarantees offered in certain investment-type products.

Major components of policyholders' funds in the Company's Consolidated Balance Sheets are summarized in the table below:

                                                               December 31,
                                                            -------------------
                                                              2007      2006
                                                            --------- ---------
                                                               (in millions)
Liabilities for policyholders' funds
   Guaranteed investment contracts......................... $ 1,804.3 $ 2,314.7
   U.S. funding agreements.................................     140.0     139.3
   Global funding agreements backing medium-term notes.....   5,113.0   6,009.9
   Other investment-type contracts.........................   1,996.0   2,004.9
                                                            --------- ---------
       Total liabilities for investment-type contracts.....   9,053.3  10,468.8
Liabilities for individual annuities.......................      90.8      57.9
Universal life and other reserves..........................   1,865.1   1,848.1
                                                            --------- ---------
Total liabilities for policyholders' funds................. $11,009.2 $12,374.8
                                                            ========= =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


Global Funding Agreements. The Company has two distribution programs for global funding agreements that back medium-term notes sold worldwide.

Under these programs, global funding agreements are purchased from the Company by special purpose entities (SPEs) that fund their purchases with the proceeds from their issuance of medium-term notes to investors. These SPEs pledge the global funding agreements and annuities as security for the repayment of their medium-term notes, but the notes are non-recourse to the Company and its subsidiaries. Under these distribution programs, as of December 31, 2007 and 2006, the Company had $5.0 billion and $5.9 billion, respectively, of global funding agreements outstanding.

These global funding agreements are investment products that pay a stated rate of interest on the principal amount and repay the principal at maturity. The global funding agreements may not be terminated or surrendered prior to maturity. Claims for principal and interest under the global funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of the Massachusetts Insurance Laws. If a medium-term note sold world-wide under the two programs is denominated in a currency different from the currency of the related global funding agreement, the Company also enters into a currency swap with the SPE, and a third party, to match currencies. Similarly, the Company may enter into an interest rate swap with the SPE to match the interest rate characteristics of the global funding agreement to those of the related medium-term note.

Under the first program, established in May 1998 for $2.5 billion, and expanded to $7.5 billion in 1999, an SPE issued medium-term notes in Europe, Asia and Australia. As of December 31, 2007 and 2006, there was $2.0 billion and $2.0 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company's consolidated financial statements.

Under the second program, established in June 2000, for $5.0 billion, expanded in stages to $12.5 billion by June 2003, an SPE issued medium-term notes in Europe, Asia, and to institutional investors in the United States. As of December 31, 2007 and 2006, there was $3.0 billion and $3.9 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company's consolidated financial statements. The funding agreements backing the related medium-term notes for both of these programs are included in policyholders' funds in the Company's Consolidated Balance Sheets.

At December 31, 2007, the annual contractual maturities of global funding agreements backing medium term notes issued under these programs were as follows: 2008--$1,749.2 million; 2009--$1,891.1 million; 2010--$810.9 million;
2011--$613.8 million, 2012--$70.2 million and thereafter--$429.6 million.

Participating Insurance. Participating business represents more than 50% of the Company's traditional life net insurance in-force at December 31, 2007 and 2006.

The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholders' equity.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors.

The determination of the amount of policyholders' dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year, and is based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company adopted FAS 123(R) "Share Based Payment" on January 1, 2006. The standard requires that the costs resulting from share-based payment transactions with employees be recognized in the financial statements utilizing a fair value based measurement method.

Certain Company employees are provided compensation in the form of stock options, deferred share units and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to Company employees is recognized in the accounts of the Company over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to the Company's employees is recognized in the accounts of the Company over the vesting periods of the units. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of the Company in operating costs and expenses.

Upon adoption of FAS 123(R), the Company was required to determine the portion of additional paid-in capital that was generated from the realization of excess tax benefits prior to the adoption of 123(R) available to offset deferred tax assets that may need to be written off in future periods had the Company adopted the SFAS 123 fair value recognition provisions in 2001. The Company elected to calculate this "pool" of additional paid-in capital using the shortcut method as permitted by FASB Staff Position ("FSP") 123(R)-3, "Transition Election to Accounting for the Tax Effects of Share Based Payment Awards."

SFAS No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increases net financing cash flows in periods after adoption. During 2007, the Company recognized $14.5 million of excess tax benefits related to share based payments in the Consolidated Statement of Cash Flows. Upon adoption in 2006, the Company recognized $19.3 million of excess tax benefits related to share based payments which was reclassified from net operating cash flows to net financing cash flows.

Federal Income Taxes. The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

Foreign Currency Translation. The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholders' equity. Gains or losses on foreign currency transactions are reflected in earnings.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


Recent Accounting Pronouncements

   FASB Staff Position Fin No. 39-1, Amendment of Offsetting of Amounts Related to certain Contracts ("FSP FIN No. 39-1")

In April 2007, the FASB Staff Position issued FSP FIN No. 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN No. 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN No. 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase of derivative assets equally offset by an increase of derivative liabilities at December 31, 2007 and 2006 of $572.2 million and $468.5 million, respectively.

   Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS No. 159")

In February 2007, the "FASB issued SFAS No. 159. SFAS No. 159's objective is to enable companies to mitigate that earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS No. 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

SFAS No. 159 will be effective for the Company's financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact adoption of SFAS No. 159 will have on its consolidated financial position and results of operations.

   Statement of Financial Accounting Standards No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 123R ("SFAS No. 158")

In September 2006, the FASB issued SFAS No. 158. SFAS No. 158 requires the Company to recognize in its statement of financial position either assets or liabilities for overfunded or underfunded status of its defined benefit postretirement plans. Changes in the funded status of a defined benefit postretirement plan are recognized in comprehensive income in the year the changes occur.

SFAS No. 158 was effective for the Company on December 31, 2006. As a result of the Company's adoption of SFAS No. 158 as of December 31, 2006, the Company recorded an increase to accumulated pre-tax accumulated other comprehensive income of $246.4 million, to recognize the funded status of its defined benefit pension and other post-retirement benefit plans.

   Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS No. 157")

In September 2006, the FASB issued SFAS No. 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS
No. 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted trade prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair valued items values using the lowest hierarchy level.

SFAS No. 157 will be effective for the Company beginning January 1, 2008 and will then be prospectively applicable. The Company expects that the adoption of SFAS No. 157 could have a material effect on its consolidated financial position and results of operations. The Company is currently assessing the impact of adoption.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


   FASB Staff Position No. FAS 13-2 Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP No. FAS 13-2").

The FASB staff released FSP No. FAS 13-2 in September 2006. FSP No. FAS 13-2 requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimate net income were considered to be such triggers.

FSP No. FAS 13-2 was effective for the Company's financial statements beginning January 1, 2007 and cannot be retrospectively applied. Adoption of FSP No. FAS 13-2 resulted in a charge to opening retained earnings at January 1, 2007 of $133.5 million.

   FAS Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement No. 109 ("FIN No. 48")

In June 2006, the FASB issued "Financial Interpretation No. 48 - Accounting for Uncertainty in Income Taxes." ("FIN No. 48") FIN No. 48 prescribes a recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN No. 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN No. 48 was effective for the Company's consolidated financial statements beginnings January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN No. 48 had no material impact on the Company's consolidated financial position at December 31, 2007 and consolidated results of operations for the year ended December 31, 2007.

   AICPA Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged off to expense.

SOP 05-1 was effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-01 as of January 1, 2007, there was no impact to the Company's consolidated financial position or results of operations.

   Emerging Issues Task Force Issue No. 04-5 - Determining Whether a General Partner or the General Partners as a Group Controls a Limited Partnership or a Similar Entity When the Limited Partners Have Certain Rights ("EITF No. 04-5")

In July 2005, the Emerging Issues Task Force of the FASB issued EITF No. 04-5. EITF No. 04-5 mandates a rebuttable presumption that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause by action of simple majority) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a VIE, in which case VIE consolidation accounting rules should instead be followed.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


EITF No. 04-5 was effective for the Company on January 1, 2006. Adoption required consolidation of three limited partnerships which the Company manages. Consolidation of two partnerships into the Company's general fund as of December 31, 2006, resulted in an increase in invested assets of $128.1 million and an increase in minority interest of $128.1 million. Consolidation of one partnership into the Company's separate accounts as of December 31, 2006 resulted in an increase in separate account assets of $57.6 million, and an increase in separate account liabilities of $57.6 million.

Note 2 - Investments

The following information summarizes the components of net investment income and net realized investment gains (losses):

                                                                      Years ended December 31,
                                                                    ----------------------------
                                                                      2007      2006      2005
                                                                    --------  --------  --------
                                                                            (in millions)
Net Investment Income
   Fixed maturities................................................ $2,623.8  $2,664.0  $2,658.7
   Equity securities...............................................      6.5      41.3      25.8
   Mortgage loans on real estate...................................    537.9     578.2     589.8
   Real estate.....................................................     81.3      59.3      33.1
   Policy loans....................................................    118.9     112.6     116.1
   Short-term investments..........................................    106.2      72.3      47.4
   Other...........................................................    222.1     159.0     120.9
                                                                    --------  --------  --------
   Gross investment income.........................................  3,696.7   3,686.7   3,591.8
       Less investment expenses....................................    185.0     159.1     116.5
                                                                    --------  --------  --------
Net investment income.............................................. $3,511.7  $3,527.6  $3,475.3
                                                                    ========  ========  ========

Net realized investment and other gains
   Fixed maturities................................................ $ (110.1) $   24.5  $  129.0
   Equity securities...............................................     86.0      41.1      11.6
   Mortgage loans on real estate and real estate to be disposed of.     62.7      42.1       8.5
   Derivatives and other invested assets...........................     97.5    (102.8)    370.2
   Amounts credited to participating pension contractholders.......     (8.5)      1.3      (4.7)
                                                                    --------  --------  --------
Net realized investment and other gains............................ $  127.6  $    6.2  $  514.6
                                                                    ========  ========  ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 - Investments - (continued)


Gross gains were realized on the sale of available-for-sale securities of $214.6 million, $293.7 million, and $343.2 million for the years ended December 31, 2007, 2006, and 2005, and gross losses were realized on the sale of available-for-sale securities of $49.3 million, $158.2 million, and $107.4 million for the years ended December 31, 2007, 2006, and 2005. In addition, other-than-temporary impairments on available-for-sale securities of $311.6 million, $135.3 million, and $113.4 million for the years ended December 31, 2007, 2006, and 2005 were recognized in the Consolidated Statements of Income.

The Company's investments in available-for-sale securities are summarized below for the years indicated:

                                                                                                December 31, 2007
                                                                                 -----------------------------------------------
                                                                                                  Gross      Gross
                                                                                                Unrealized Unrealized
                                                                                 Amortized Cost   Gains      Losses   Fair Value
                                                                                 -------------- ---------- ---------- ----------
                                                                                                  (in millions)
Fixed Maturities and Equity Securities:
   Corporate securities.........................................................   $34,806.8      $412.8     $472.0   $34,747.6
   Asset-backed & mortgage-backed securities....................................     7,586.5        68.7       57.5     7,597.7
   Obligations of states and political subdivisions.............................        26.8         0.4        0.4        26.8
   Debt securities issued by foreign governments................................       140.6         1.6        3.2       139.0
   U.S. Treasury securities and obligations of U.S. government corporations and
     agencies...................................................................       318.3         9.2         --       327.5
                                                                                   ---------      ------     ------   ---------
   Total fixed maturities.......................................................    42,879.0       492.7      533.1    42,838.6
   Equity securities available-for-sale.........................................       121.6        29.9        3.2       148.3
                                                                                   ---------      ------     ------   ---------
   Total fixed maturities and equity securities.................................   $43,000.6      $522.6     $536.3   $42,986.9
                                                                                   =========      ======     ======   =========

                                                                                                December 31, 2006
                                                                                 -----------------------------------------------
                                                                                                  Gross      Gross
                                                                                                Unrealized Unrealized
                                                                                 Amortized Cost   Gains      Losses   Fair Value
                                                                                 -------------- ---------- ---------- ----------
                                                                                                  (in millions)
Fixed Maturities and Equity Securities:
   Corporate securities.........................................................   $34,373.4      $289.0     $459.6   $34,202.8
   Asset-backed & mortgage-backed securities....................................     9,850.8        64.3       80.7     9,834.4
   Obligations of states and political subdivisions.............................        80.8         2.6        0.7        82.7
   Debt securities issued by foreign governments................................       242.5         4.4        1.3       245.6
   U.S. Treasury securities and obligations of U.S. government corporations and
     agencies...................................................................       493.5         4.5        0.3       497.7
                                                                                   ---------      ------     ------   ---------
   Total fixed maturities.......................................................    45,041.0       364.8      542.6    44,863.2
   Equity securities available-for-sale.........................................       680.3        88.2        3.8       764.7
                                                                                   ---------      ------     ------   ---------
   Total fixed maturities and equity securities.................................   $45,721.3      $453.0     $546.4   $45,627.9
                                                                                   =========      ======     ======   =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 - Investments - (continued)


The amortized cost and fair value of fixed maturities at December 31, 2007, by contractual maturity, are shown below:

                                                 Amortized Cost Fair Value
                                                 -------------- ----------
                                                       (in millions)
     Fixed Maturities:
     Due in one year or less....................   $ 2,030.9    $ 2,029.9
     Due after one year through five years......    11,669.4     11,708.5
     Due after five years through ten years.....     9,438.2      9,403.5
     Due after ten years........................    12,154.0     12,099.0
                                                   ---------    ---------
                                                    35,292.5     35,240.9
     Asset backed and mortgage-backed securities     7,586.5      7,597.7
                                                   ---------    ---------
        Total...................................   $42,879.0    $42,838.6
                                                   =========    =========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

As of December 31, 2007 and 2006, fixed maturity securities with a fair value of $56.9 million and $41.1 million were on deposit with government authorities as required by law.

Available-for-sale securities with amortized cost of $58.5 million and $52.3 million were non-income producing for the years ended December 31, 2007 and 2006, respectively.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2007 and 2006, $242.7 million and $294.8 million, respectively, of the Company's securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

For 2007, 2006, and 2005, net investment income passed through to participating pension contract holders as interest credited to policyholders' account balances amounted to $131.0 million, $133.6 million and $148.8 million, respectively.

Depreciation expense on investment real estate was $26.7 million, $17.7 million and $8.5 million, in 2007, 2006, and 2005, respectively. Accumulated depreciation was $93.1 million and $80.6 million at December 31, 2007 and 2006, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee meets with the head of workouts, the head of each industry team, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value would be charged to earnings.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 - Investments - (continued)


There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer,
(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

As of December 31, 2007 and 2006, there were 1,500 and 1,716 fixed maturity securities with an aggregate gross unrealized loss of $533.1 million and $542.6 million as of December 31, 2007 and 2006, of which the single largest unrealized loss was $7.9 million and $7.9 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover and mature.

As of December 31, 2007 and 2006 there were 8 and 17 equity securities with an aggregate gross unrealized loss of $3.2 million and $3.8 million as of December 31, 2007 and 2006 of which the single largest unrealized loss was $1.4 million and $1.6 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these equity securities will recover in value.

  Unrealized Losses on Fixed Maturity Securities and Equity Securities -- By
                                Investment Age

                                                                             As of December 31, 2007
                                                       -------------------------------------------------------------------
                                                        Less than 12 months     12 months or more             Total
                                                       --------------------  -----------------------  --------------------
                                                        Carrying               Carrying                Carrying
                                                        Value of               Value of                Value of
                                                       Securities             Securities              Securities
                                                       with Gross             with Gross              with Gross
                                                       Unrealized Unrealized  Unrealized   Unrealized Unrealized Unrealized
Description of Securities:                                Loss      Losses       Loss        Losses      Loss      Losses
--------------------------                             ---------- ---------- ------------- ---------- ---------- ----------
                                                                             (in millions)
US Treasury obligations and direct obligations of U.S.
  government agencies.................................  $     --   $    --     $    17.7    $  (0.4)  $    17.7   $  (0.4)
Federal agency mortgage backed securities.............   1,008.9     (20.8)      1,722.6      (36.7)    2,731.5     (57.5)
Debt securities issued by foreign governments.........     105.4      (3.2)          2.2         --       107.6      (3.2)
Corporate bonds.......................................   5,166.9    (121.9)     11,407.7     (350.1)   16,574.6    (472.0)
                                                        --------   -------     ---------    -------   ---------   -------
Total, debt securities................................   6,281.2    (145.9)     13,150.2     (387.2)   19,431.4    (533.1)
Common stocks.........................................      14.0      (2.7)          5.4       (0.5)       19.4      (3.2)
                                                        --------   -------     ---------    -------   ---------   -------
Total.................................................  $6,295.2   $(148.6)    $13,155.6    $(387.7)  $19,450.8   $(536.3)
                                                        ========   =======     =========    =======   =========   =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 - Investments - (continued)


                                                                             As of December 31, 2006
                                                       -------------------------------------------------------------------
                                                        Less than 12 months     12 months or more             Total
                                                       --------------------  -----------------------  --------------------
                                                        Carrying               Carrying                Carrying
                                                        Value of               Value of                Value of
                                                       Securities             Securities              Securities
                                                       with Gross             with Gross              with Gross
                                                       Unrealized Unrealized  Unrealized   Unrealized Unrealized Unrealized
Description of Securities:                                Loss      Losses       Loss        Losses      Loss      Losses
--------------------------                             ---------- ---------- ------------- ---------- ---------- ----------
                                                                             (in millions)
US Treasury obligations and direct obligations of U.S.
  government agencies.................................  $   38.5   $  (0.3)    $    47.2    $  (0.7)  $    85.7   $  (1.0)
Federal agency mortgage backed securities.............     913.2      (7.4)      4,441.1      (73.3)    5,354.3     (80.7)
Debt securities issued by foreign governments.........      78.0      (1.2)         14.5       (0.1)       92.5      (1.3)
Corporate bonds.......................................   6,654.5    (100.9)     15,384.2     (358.7)   22,038.7    (459.6)
                                                        --------   -------     ---------    -------   ---------   -------
Total, debt securities................................   7,684.2    (109.8)     19,887.0     (432.8)   27,571.2    (542.6)
Common stocks.........................................      16.3      (2.0)         11.3       (1.8)       27.6      (3.8)
                                                        --------   -------     ---------    -------   ---------   -------
Total.................................................  $7,700.5   $(111.8)    $19,898.3    $(434.6)  $27,598.8   $(546.4)
                                                        ========   =======     =========    =======   =========   =======

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2007 and 2006, the fixed maturity securities had a total gross unrealized loss of $644.0 million and $597.1 million, excluding basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $64.8 million at December 31, 2007 from $35.1 million at December 31, 2006 primarily due to interest rate changes.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses).

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 - Investments - (continued)


Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                    Balance at                      Balance at
                                    Beginning                         End of
                                    of Period  Additions Deductions   Period
                                    ---------- --------- ---------- ----------
                                                  (in millions)
  Year ended December 31, 2007
     Mortgage loans on real estate.   $37.7      $ 8.3     $32.5      $13.5
                                      -----      -----     -----      -----
  Total............................   $37.7      $ 8.3     $32.5      $13.5
                                      =====      =====     =====      =====
  Year ended December 31, 2006
     Mortgage loans on real estate.   $67.4      $25.0     $54.7      $37.7
                                      -----      -----     -----      -----
  Total............................   $67.4      $25.0     $54.7      $37.7
                                      =====      =====     =====      =====
  Year ended December 31, 2005
     Mortgage loans on real estate.   $45.3      $30.7     $ 8.6      $67.4
                                      -----      -----     -----      -----
  Total............................   $45.3      $30.7     $ 8.6      $67.4
                                      =====      =====     =====      =====

At December 31, 2007 and 2006, the total recorded investment in mortgage loans that are considered to be impaired along with the related provision for losses were as follows:

                                                                  December 31,
                                                                 --------------
                                                                  2007    2006
                                                                 ------  ------
                                                                  (in millions)
Impaired mortgage loans on real estate with provision for losses $ 33.6  $131.2
Provision for losses............................................  (13.5)  (37.7)
                                                                 ------  ------
Net impaired mortgage loans on real estate...................... $ 20.1  $ 93.5
                                                                 ======  ======

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                     Years ended December 31,
                                                     ------------------------
                                                     2007     2006     2005
                                                      -----   ------  ------
                                                        (in millions)
       Average recorded investment in impaired loans $82.4   $180.5   $196.5
       Interest income recognized on impaired loans.    --       --     10.3

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $5.5 million and $14.3 million as of December 31, 2007 and 2006, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                     Years ended December 31,
                                     ------------------------
                                     2007     2006    2005
                                     ----     ----    ----
                                     (in millions)
                            Expected $0.5     $2.8    $8.0
                            Actual..  0.4      3.4     4.9

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 - Investments - (continued)


At December 31, 2007, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

                            Carrying                               Carrying
 Collateral Property Type    Amount     Geographic Concentration    Amount
 ------------------------ ------------- ------------------------ -------------
                          (in millions)                          (in millions)
   Apartments............   $1,324.8      East North Central....   $  825.4
   Hotels................      124.6      East South Central....      327.5
   Industrial............      996.7      Middle Atlantic.......    1,393.1
   Office buildings......    1,416.8      Mountain..............      612.7
   Retail................    2,736.6      New England...........      762.2
   Multi family..........        0.2      Pacific...............    2,553.7
   Mixed use.............      390.1      South Atlantic........    1,605.4
   Agricultural..........    1,478.1      West North Central....      355.1
   Agri Business.........      647.4      West South Central....      742.5
   Other.................      247.7      Canada/Other..........      185.4

   Allowance for losses..      (13.5)     Allowance for losses..      (13.5)
                            --------                               --------
   Total.................   $9,349.5      Total.................   $9,349.5
                            ========                               ========

Mortgage loans with outstanding principal balances of $20.1 million were non-income producing for the year ended December 31, 2007. Real estate of $38.7 million was non-income producing for the year ended December 31, 2007.

Equity Method Investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $2,097.9 million and $1,834.3 million at December 31, 2007 and 2006, respectively. Total combined assets of such investments were $20,831.9 million and $17,310.1 million (consisting primarily of investments), and total combined liabilities were $2,395.5 million and $3,233.2 million (including $2,213.3 million and $2,363.3 million of debt) at December 31, 2007 and 2006, respectively. Total combined revenues and expenses of these investments in 2007 were $1,283.8 million and $1,006.4 million, respectively, resulting in $277.4 million of total combined income from operations. Total combined revenues and expenses of these investments in 2006 were $1,397.6 million and $937.8 million, respectively, resulting in $459.8 million of total combined income from operations. Total combined revenues and expenses in 2005 were $937.6 million and $742.0 million, respectively, resulting in $195.6 million of total combined income from operations. Net investment income on investments accounted for on the equity method totaled $212.9 million, $185.4 million, and $272.7 million in 2007, 2006, and 2005, respectively. Depending on the timing of receipt of audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 - Relationships with Variable Interest Entities

The Company has relationships with various types of special purpose entities
(SPEs) and other entities, some of which are variable interest entities (VIEs), in accordance with FIN 46R as discussed in Note 1 - Summary of Significant Accounting Policies. Presented below are discussions of the Company's significant relationships with VIEs. Additional liabilities recognized as a result of consolidating any VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. These additional liabilities are non-recourse to the general assets of the Company. Conversely, additional assets recognized as a result of consolidating VIEs do not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

Variable interest entities that are consolidated

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are variable interest entities ("VIEs"). The Company manages an equity fund and consolidates the fund as its primary beneficiary. The Company's separate account funds are considered the primary beneficiary of certain timberland VIEs. The consolidation of these VIEs in the separate account funds resulted in an increase in separate account fund assets of $190.7 million, an increase in separate account fund liabilities of $62.4 million and an increase in amounts attributable to other contractholders of $128.3 million during the year ended December 31, 2007. The consolidation of these VIEs in the separate account funds resulted in an increase in separate account fund assets of $182.5 million, an increase in separate account fund liabilities of $62.5 million and an increase in amounts attributable to other contractholders of $120.0 million during the year ended December 31, 2006.

Variable interest entities that are not consolidated

Except as previously noted, the Company has determined that it is not the primary beneficiary of any VIE in which it invests or manages.

The following is a discussion of the entities the Company has significant relationships with and certain summarized financial information for them.

Collateralized Debt Obligation Funds (CDO's)

The Company acts as an investment manager to certain asset backed investment vehicles, commonly known as collateralized debt obligation funds ("CDOs"). The Company has determined that most of the CDOs it manages are VIEs. The Company also invests in the debt and/or equity of these CDOs, and in the debt and/or equity of CDOs managed by others. Any net losses in excess of the CDO equity are borne by the debt owners. Owners of securities issued by CDOs that are managed by the Company have no recourse to the Company's assets in the event of default by the CDO. The Company's risk of loss from any CDO that it manages, or in which it invests, is limited to its investment in the CDO.

The maximum exposure to losses from CDOs managed by the Company is $28.9 million and $76.9 million as of December 31, 2007 and 2006, respectively. This consists of investments in tranches rated Aa1 and better of $0 million and $46.2 million, investments in tranches rated below Baa3 of $15.1 million and $15.2 million, and equity tranches of $13.8 million and $15.5 million as of December 31, 2007 and 2006, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 - Relationships with Variable Interest Entities - (continued)


                                                   December 31,
                                                -------------------
                                                   2007      2006
             Total size of Company-Managed CDOs ---------  --------
                                                   (in millions)
             Total assets/ (1)/................ $ 5,799.6  $8,051.3
                                                =========  ========
             Total debt........................ $ 9,202.0  $7,840.3
             Total other liabilities...........      60.0      56.1
                                                ---------  --------
             Total liabilities.................   9,262.0   7,896.4
             Total equity/ (1)/................  (3,462.4)    154.9
                                                ---------  --------
             Total liabilities and equity/ (2)/ $ 5,799.6  $8,051.3
                                                =========  ========

--------
/(1)/Declines in assets reflect fair value adjustments to mortgage securities in the CDO funds managed by the Company's subsidiary, Declaration Management & Research, LLC. Since the funds' assets are carried at fair value and their debt is carried at par, declines in the assets' fair values generate negative equity in the funds.
/(2)/Includes the Company's investment in the debt and equity of Company-managed VIE and non-VIE CDOs.

Low-Income Housing Partnerships (LIH Partnerships)

The Company has investments that qualify for low-income housing and/or historic tax credits ("LIH Partnerships"). These investments are primarily through real estate limited partnerships. The Company is usually the sole limited partner or investor member and it is not the general partner or managing member in any of the LIH Partnerships.

The Company's maximum exposure to losses from its investments in LIH Partnerships is $419.1 million and $464.9 million as of December 31, 2007 and 2006, respectively. This consists of equity investments of $343.0 million and $380.0 million, mortgage investments of $65.1 million and $66.2 million, outstanding equity capital of $11.0 million and $18.7 million, and mortgage commitments to the partnerships of $0 million and $0 million as of December 31, 2007 and 2006, respectively.

                                                  December 31,
                                                -----------------
                                                  2007     2006
              Total size of the Properties (1)  -------- --------
                                                  (in millions)
              Total assets..................... $1,090.8 $1,189.6
                                                -------- --------
              Total debt....................... $  675.3 $  741.0
              Total other liabilities..........     72.8     79.4
                                                -------- --------
              Total liabilities................    748.1    820.4
              Total equity.....................    342.7    369.2
                                                -------- --------
              Total liabilities and equity/(2)/ $1,090.8 $1,189.6
                                                ======== ========

--------
/(1)/Certain data above is reported with a three-month lag due to the delayed availability of financial statements of the LIH Partnerships.
/(2)/Includes the Company's investment in the debt and equity of these Partnerships.

Timberland Investments (Timber Funds)

The Company acts as an investment manager of timberland properties with total assets of $7.3 billion at December 31, 2007, of which $3.6 billion relates to funds that the general fund and institutional separate accounts invest in ("the Timber Funds"). In its capacity as investment advisor to the Timber Funds, the Company earns investment advisory fees, and in the majority of cases earns forestry management fees and is eligible for performance advisory fees. The Company has determined that most of the Timber Funds are VIEs.

The Company's maximum exposure to losses from Timber Funds is $162.0 million and $113.0 million as of December 31, 2007 and 2006, respectively. This consists of equity investments of $107.4 million and $84.0 million, debt investments of $20.7 million and $20.0 million, and outstanding equity commitments to these funds of $33.9 million and $9.0 million as of December 31, 2007 and 2006, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 - Relationships with Variable Interest Entities - (Continued)


                                                  December 31,
                                                -----------------
                                                  2007     2006
              Total size of Timber Funds        -------- --------
                                                  (in millions)
              Total assets..................... $3,626.2 $3,038.3
                                                -------- --------
              Total debt....................... $1,540.9 $1,361.5
              Total other liabilities..........    322.8    113.4
                                                -------- --------
              Total liabilities................  1,863.7  1,474.9
              Total equity.....................  1,762.5  1,563.4
                                                -------- --------
              Total liabilities and equity/(1)/ $3,626.2 $3,038.3
                                                ======== ========

--------
/(1)/Includes the Company's investment in the debt and equity of the Timber
    Funds.

Other Entities

The Company has investment relationships with other entities ("Other Entities"), which result from its direct investment in their debt and/or equity. This category includes energy investment partnerships, investment funds organized as limited partnerships, and businesses that have undergone debt restructurings and reorganizations. With the exception of its involvement with ArcLight Energy Partners Fund I, L.P. ("ArcLight"), the Company believes that its relationships with the Other Entities are not significant, and accordingly, does not provide any summary financial data or data relating to the Company's maximum exposure to loss as a result of its relationships with Other Entities. These potential losses are generally limited to amounts invested, which are included on the Company's Consolidated Balance Sheets in the appropriate investment categories.

ArcLight, a private equity fund, invests in the electric power, utility and energy industry sectors. The Company is a limited partner investor, owning approximately 55% of ArcLight's partners' capital of $626.5 million and $386.2 million at December 31, 2007 and December 31, 2006. The Company's potential losses in relation to ArcLight are limited to its investment in ArcLight. As of December 31, 2007, ArcLight had total assets of $673.0 million and liabilities of $46.5 million. As of December 31, 2006, ArcLight had total assets of $449.1 million and liabilities of $62.9 million.

Note 4 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair values of derivative instruments classified as assets at December 31, 2007 and 2006 were $1,637.0 million and $1,471.9 million, respectively, and appear on the consolidated balance sheets in other assets. The fair values of derivative instruments classified as liabilities at December 31, 2007 and 2006 were $1,546.9 million and $1,396.3 million, respectively, and appear on the Consolidated Balance Sheets in other liabilities.

The Company adopted FASB Derivatives Implementation Group Issue No. B36-Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligator under Those Instruments ("DIG B36") and determined that certain of its reinsurance contracts and participating pension contracts contained embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. The fair values of derivative instruments, identified as embedded derivatives in participating pension contracts and modified coinsurance agreements pursuant to DIG B36, classified as liabilities and appear on the Company's Consolidated Balance Sheets in other liabilities at December 31, 2007 and 2006 were $181.5 million and $79.9 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 4 - Derivatives and Hedging Instruments - (continued)

The Company enters into credit support annexes with its over the counter derivative dealers in order to manage its credit exposure to those counter parties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company's derivative usage is required. As of December 31, 2007 and 2006, the Company had accepted collateral consisting of various securities with a fair value of $752.8 million and $570.3 million, which is held in separate custodial accounts. In addition, as of December 31, 2007 and 2006, the Company pledged collateral of $171.9 million and $105.1 million, which is included in other assets in the Consolidated Balance Sheets.

Fair Value Hedges. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

The Company enters into purchased interest rate cap agreements and cancelable interest rate swap agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts expensed on interest rate cap agreements are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

For the year ended December 31, 2007, 2006, and 2005, the Company recognized net gains of $67.4 million, $18.7 million, and $129.9 million related to the ineffective portion of its fair value hedges, and did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. These amounts are recorded in net realized investment and other gains (losses). In 2007, the Company had no hedges of firm commitments.

Cash Flow Hedges. The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain funding agreements issued by the company or payments that it will receive on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2007, the Company recognized gains of $7.7 million related to the ineffective portion of its cash flow hedges. These amounts are recorded in net realized investment and other gains (losses). For the year ended December 31, 2007 and 2006, all of the Company's hedged forecast transactions qualified as cash flow hedges.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 4 - Derivatives and Hedging Instruments - (continued)


For the period ended December 31, 2007, a net gain of $4.2 million was reclassified from other accumulated comprehensive income to net income. It is anticipated that approximately $9.7 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 29.9 years.

For the years ended December 31, 2007, 2006, and 2005 no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2007, 2006, and 2005, gains of $68.6 million, losses of $76.1 million and gains of $171.2 million (net of tax of $38.4 million, $44.8 million, and $113.4 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $355.2 million, $286.6 million, and $362.7 million (net of tax of $188.4 million, $151.6 million, and $196.4 million) at December 31, 2007, 2006, and 2005, respectively.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges, without designating the derivatives as hedging instruments.

In addition the Company used interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

For the years ended December 31, 2007 and 2006, net gains of $31.7 million and losses of $57.6 million, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts are recorded in net realized investment and other gains.

Outstanding derivative instruments were as follows:

                                                            December 31,
                                        -----------------------------------------------------
                                                   2007                       2006
                                        --------------------------- -------------------------
                                        Notional  Carrying  Fair    Notional  Carrying Fair
                                         Amount    Value    Value    Amount    Value   Value
                                        --------- -------- -------- --------- -------- ------
                                                            (in millions)
Assets:
Derivatives:...........................
   Interest rate swap agreements....... $16,345.8 $  978.5 $  978.5 $14,053.1  $875.4  $875.4
   Interest rate cap agreements........     742.4      0.2      0.2     759.4     3.4     3.4
   Currency rate swap agreements.......   2,364.8    656.0    656.0   2,771.3   590.8   590.8
   Credit default swaps................      65.0      0.8      0.8        --      --      --
   Return swap agreements..............      36.1      1.3      1.3      24.5     2.3     2.3
   Embedded derivatives................      14.7      0.2      0.2        --      --      --

Liabilities:
Derivatives:...........................
   Interest rate swap agreements....... $12,333.9 $  523.0 $  523.0 $10,778.8  $397.4  $397.4
   Currency rate swap agreements.......   3,346.0  1,017.1  1,017.1  22,778.0   988.8   988.8
   Credit default swaps................     105.0      0.8      0.8     857.6     2.1     2.1
   Embedded derivatives................     174.8      4.4      4.4     176.0     3.2     3.2
   Foreign exchange forward agreements.       8.0      1.6      1.6      54.1     4.8     4.8

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 5 - Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated federal income tax return. The life insurance company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Manulife Insurance Company) and a Bermuda life insurance company, John Hancock Reassurance Company (JHRECO), that is treated as a U.S. company for federal income tax purposes. The non-life insurance company subgroup consists of JHFS, John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

The Company is included in the consolidated federal income tax return of JHFS. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

Income before income taxes includes the following:

                                         Years ended December 31,
                                         ------------------------
                                           2007    2006    2005
                                         -------- ------ --------
                                              (in millions)
              Domestic.................. $1,131.8 $831.0 $1,204.8
              Foreign...................     18.6   17.1     15.7
                                         -------- ------ --------
              Income before income taxes $1,150.4 $848.1 $1,220.5
                                         ======== ====== ========

The components of income taxes were as follows:

                                        Years ended December 31,
                                        ----------------------
                                         2007     2006    2005
                                        ------   ------  ------
                                             (in millions)
                 Current taxes:
                    Federal............ $(28.4)  $129.1  $(22.0)
                    Foreign............    9.7      4.0     6.3
                    State..............    4.8      4.7     0.1
                                        ------   ------  ------
                                         (13.9)   137.8   (15.6)
                                        ------   ------  ------
                 Deferred taxes:
                    Federal............  397.8    127.7   424.0
                    Foreign............   (3.6)     2.8    (0.9)
                    State..............   (1.4)    (0.8)    1.3
                                        ------   ------  ------
                                         392.8    129.7   424.4
                                        ------   ------  ------
                    Total income taxes. $378.9   $267.5  $408.8
                                        ======   ======  ======

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes consolidated income tax expense charged to operations follows:

                                             Years ended December 31,
                                             ----------------------
                                              2007     2006    2005
                                             ------   ------  ------
                                                  (in millions)
            Tax at 35%...................... $402.7   $296.9  $427.2
            Add (deduct):
               Prior year taxes.............   20.6     25.4     6.2
               Tax credits..................  (56.6)   (60.7)  (61.2)
               Foreign taxes................     --       --     0.7
               Tax exempt investment income.   (9.6)   (10.6)   (9.1)
               Lease income.................   21.9     12.9    46.8
               Other........................   (0.1)     3.6    (1.8)
                                             ------   ------  ------
                   Total income taxes....... $378.9   $267.5  $408.8
                                             ======   ======  ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 5 - Income Taxes - (continued)


The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                         December 31,
                                                      ------------------
                                                        2007      2006
                                                      --------  --------
                                                         (in millions)
       Deferred tax assets:
          Policy reserve adjustments................. $1,293.8  $1,338.6
          Other employee benefits....................    127.5     119.3
          Dividends payable to policyholders.........     91.2     102.4
          Interest...................................    140.2     102.6
          Net operating loss.........................    152.0     242.3
          Tax credits................................    356.4     197.3
          Deferred policy acquisition costs..........     (7.5)    161.8
          Other......................................     55.9      87.8
                                                      --------  --------
              Total deferred tax assets..............  2,209.5   2,352.1
                                                      --------  --------
       Deferred tax liabilities:
          Securities and other investments...........    619.1     697.5
          Lease income...............................    721.4     519.3
          Value of business acquired.................  1,303.2   1,262.8
          Other......................................    244.8     266.8
                                                      --------  --------
              Total deferred tax liabilities.........  2,888.5   2,746.4
                                                      --------  --------
                 Net deferred tax liabilities........ $ (679.0) $ (394.3)
                                                      ========  ========

As of December 31, 2007, the Company had operating loss carry forwards of $434.4 million, which will expire through 2019. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $9.2 million, $4.2 million, and $42.5 million in 2007, 2006, and 2005, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions the Company is no longer subject to U.S. federal, state, and local or non U.S. income tax examinations by taxing authorities for the years before 1996. The Internal Revenue Service
(IRS) completed its examinations for the years 1996 through 1998 on September 30, 2003, and completed its examinations for the years 1999 through 2001 on October 1, 2006. The Company has filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The IRS Commenced an examination of the Company's U.S. income tax returns for the years 2002 through 2004 in the first quarter of 2007 that is anticipated to be completed by the end of 2009.

The Company adopted the provisions of FIN No. 48, on January 1, 2007. In connection with the adoption of FIN No. 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2007 is as follows:

                                                                  Amount of
                                                                Unrecognized
                                                                Tax Benefits
                                                                    as of
                                                                December 31,
                                                                    2007
                                                                -------------
                                                                (in millions)
  Balance as of January 1, 2007................................   $  972.1
  Additions based on tax positions related to the current year.      101.3
  Reductions based on tax positions related to the current year       (8.4)
  Additions for tax positions of prior years...................       67.2
  Reductions for tax positions of prior years..................      (48.4)
                                                                  --------
  Balance as of December 31, 2007..............................   $1,083.8
                                                                  ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 5 - Income Taxes - (continued)


Included in the balance as of December 31, 2007, are $106.8 million of unrecognized benefits that, if recognized, would affect the Company's effective tax rate.

Included in the balance as of December 31, 2007, are $977.0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in tax expense. During the years ended December 31, 2007, 2006, and 2005, the Company recognized approximately $118.7, $112.0 and $45.7 million in interest expense, respectively. The Company had approximately $399.8, and $281.1 million accrued for interest as of December 31, 2007 and December 31, 2006 respectively. The Company has not recognized any material amounts of penalties during the years ended December 31, 2007, 2006 and 2005.

Note 6 - Closed Block

As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval of the Massachusetts Division of Insurance ("the Division").

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

The assets and liabilities allocated to the closed block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in net income.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 6 - Closed Block - (continued)


The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:




Liabilities
Future policy benefits..........................................................
Policyholder dividend obligation................................................
Policyholders' funds............................................................
Policyholder dividends payable..................................................
Other closed block liabilities..................................................

       Total closed block liabilities...........................................

Assets
Investments
Fixed maturities:
   Available-for-sale--at fair value (cost: 2007--$7,329.5; 2006--$7,236.3).....
Equity securities:
   Available-for-sale--at fair value (cost: 2007--$6.7; 2006--$88.7)............
Mortgage loans on real estate...................................................
Policy loans....................................................................
Other invested assets...........................................................

       Total investments........................................................
Cash (borrowings) and cash equivalents..........................................
Accrued investment income.......................................................
Other closed block assets.......................................................

       Total closed block assets................................................

Excess of reported closed block liabilities over assets designated to the closed block........................................................................

Portion of above representing other comprehensive income:
   Unrealized (depreciation) appreciation, net of tax of ($10.9) million and $16.2 million at 2007 and 2006 respectively............................
   Allocated to the policyholder dividend obligation, net of tax $10.9 million and ($16.2) million at 2007 and 2006, respectively.........................

       Total....................................................................

   Maximum future earnings to be recognized from closed block assets and liabilities................................................................


                                                                                                                        December 31,
                                                                                                             --------------------
                                                                                                                2007       2006
                                                                                                             ---------  ---------
                                                                                                                 (in millions)
Liabilities
Future policy benefits...................................................................................... $10,943.1  $10,886.3
Policyholder dividend obligation............................................................................     154.9      149.6
Policyholders' funds........................................................................................   1,504.0    1,493.0
Policyholder dividends payable..............................................................................     417.2      415.5
Other closed block liabilities..............................................................................     126.0       87.0
                                                                                                             ---------  ---------
       Total closed block liabilities....................................................................... $13,145.2  $13,031.4
                                                                                                             =========  =========
Assets
Investments
Fixed maturities:
   Available-for-sale--at fair value (cost: 2007--$7,329.5; 2006--$7,236.3)................................. $ 7,399.3  $ 7,192.5
Equity securities:
   Available-for-sale--at fair value (cost: 2007--$6.7; 2006--$88.7)........................................       6.2       96.0
Mortgage loans on real estate...............................................................................   1,368.3    1,262.2
Policy loans................................................................................................   1,542.3    1,540.9
Other invested assets.......................................................................................     187.7      111.8
                                                                                                             ---------  ---------
       Total investments....................................................................................  10,503.8   10,203.4
Cash (borrowings) and cash equivalents......................................................................     (83.4)       4.6
Accrued investment income...................................................................................     149.3      142.2
Other closed block assets...................................................................................     236.4      269.7
                                                                                                             ---------  ---------
       Total closed block assets............................................................................ $10,806.1  $10,619.9
                                                                                                             =========  =========
Excess of reported closed block liabilities over assets designated to the closed block...................... $ 2,339.1  $ 2,411.5
Portion of above representing other comprehensive income:
   Unrealized (depreciation) appreciation, net of tax of ($10.9) million and $16.2 million at 2007 and 2006
     respectively...........................................................................................      20.2      (30.2)
   Allocated to the policyholder dividend obligation, net of tax $10.9 million and ($16.2) million at 2007
     and 2006, respectively.................................................................................     (20.2)      30.2
                                                                                                             ---------  ---------
       Total................................................................................................        --         --
                                                                                                             ---------  ---------
       Maximum future earnings to be recognized from closed block assets and liabilities.................... $ 2,339.1  $ 2,411.5
                                                                                                             =========  =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 6 - Closed Block - (continued)


                                                         2007    2006
                                                        ------  ------
                                                         (in millions)
        Change in the policyholder dividend obligation:
           Balance at beginning of period.............. $149.6  $252.1
        Impact on net income before income taxes.......  (72.2)  (97.7)
        Unrealized investment gains (losses)...........   77.5    (4.8)
                                                        ------  ------
               Balance at end of period................ $154.9  $149.6
                                                        ======  ======

                                                                                                     Years ended December 31,
                                                                                                   ----------------------------
                                                                                                     2007      2006      2005
                                                                                                   --------  --------  --------
                                                                                                           (in millions)
Revenues
Premiums.......................................................................................... $  734.7  $  765.9  $  801.1
Net investment income.............................................................................    589.8     548.0     521.7
Net realized investment and other gains (losses)..................................................     19.7      32.7     (17.9)
                                                                                                   --------  --------  --------
   Total closed block revenues....................................................................  1,344.2   1,346.6   1,304.9

Benefits and Expenses
Benefits to policyholders.........................................................................    841.4     886.7     830.4
Change in the policyholder dividend obligation....................................................    (88.2)   (130.7)   (111.6)
Other closed block operating costs and expenses...................................................     (2.1)     (1.9)     (3.1)
Dividends to policyholders........................................................................    481.7     464.1     464.9
                                                                                                   --------  --------  --------
Total benefits and expenses.......................................................................  1,232.8   1,218.2   1,180.6

Closed block revenues, net of closed block benefits and expenses, before income taxes.............    111.4     128.4     124.3

Income taxes, net of amounts credited to the policyholder dividend $0.9 million, $0.8 million, and
  $0.3 million for the years ended December 31, 2007, 2006, and 2005, respectively................     39.0      44.5      44.0
                                                                                                   --------  --------  --------
Closed block revenues, net of closed block benefits and expenses and income taxes................. $   72.4  $   83.9  $   80.3
                                                                                                   ========  ========  ========

Maximum future earnings from closed block assets and liabilities:

                                         Years Ended December 31,
                                         -----------------------
                                           2007         2006
                                          --------     --------
                                            (in millions)
                    Beginning of period. $2,411.5     $2,495.4
                    End of period.......  2,339.1      2,411.5
                                          --------     --------
                    Change during period $  (72.4)    $  (83.9)
                                          ========     ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 7 - Lease Obligations

The future minimum lease payments by year and in the aggregate, under the remaining non-cancelable operating leases are presented below:

                                                    Non-
                                                 cancelable
                                                  Operating
                                                   Leases
                                                -------------
                                                (in millions)
                   2008........................    $ 37.0
                   2009........................      34.4
                   2010........................      31.0
                   2011........................      27.5
                   2012........................      25.3
                   Thereafter..................      46.3
                                                   ------
                   Total minimum lease payments    $201.5
                                                   ======

Note 8 - Debt and Line of Credit

Short-term and long-term debt consists of the following:

                                                                                          December 31,
                                                                                       ------------------
                                                                                         2007      2006
                                                                                       --------  --------
                                                                                          (in millions)
Short-term debt:
Current maturities of long-term debt.................................................. $    8.6  $  484.9

Long-term debt:
   Surplus notes, 7.38% maturing in 2024 (1)..........................................    494.2     495.6
   Notes payable, interest ranging from 7.0% to 12.1%, due in varying amounts to 2015.     18.2     494.8
   Fair value adjustments related to interest rate swaps (1)..........................    (18.6)    (18.0)
                                                                                       --------  --------
                                                                                          493.8     972.4

Less current maturities of long-term debt.............................................     (8.6)   (484.9)
                                                                                       --------  --------
Long-term debt........................................................................ $  485.2  $  487.5
                                                                                       ========  ========
Consumer notes:
   Notes payable, interest ranging from 2.25% to 6.25% due in varying amounts to 2036. $2,157.0  $2,454.1
                                                                                       ========  ========

--------
(1)As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the Surplus Notes from fixed to variable. Under SFAS No. 133, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

The issuance of Surplus Notes by the Company was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the Surplus Notes requires the prior approval of the Massachusetts Commissioner of Insurance.

At December 31, 2006 the Company had a short term note payable of $476.6 million to an affiliate Manulife Holdings Delaware, LLC. The note payable was repaid on March 1, 2007.

At December 31, 2007, the Company, Manulife, JHFS, and other Manulife subsidiaries had a committed line of credit through a group of banks totaling $250.0 million pursuant to a multi-year facility, which will expire in 2010. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, Manulife is required to maintain certain minimum level of net worth and Manulife and the Company are required to comply with certain other covenants, which were met at December 31, 2007. At December 31, 2007 Manulife and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 8 - Debt and Line of Credit - (continued)


At December 31, 2007, the Company had a committed line of credit established by Manulife totaling $1.0 billion pursuant to a 364-day revolving credit facility. Manulife will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2007. At December 31, 2007, the Company had no outstanding borrowings under the agreement.

Aggregate maturities of long-term debt are as follows: 2008--$8.6 million; 2009--$1.2 million; 2010--$1.3 million; 2011--$0 million, 2012--$0 million; and
thereafter--$501.4 million.

Interest expense on debt, included in other operating costs and expenses, was $39.1 million, $36.3 million, and $43.2 million in 2007, 2006, and 2005, respectively. Interest paid on debt was $40.5 million, $36.0 million, and $42.5 million in 2007, 2006, and 2005, respectively.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes are issued weekly with a variety of maturities, interest rates, and call provisions. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1,000,000, or an individual redemption limitation of $200,000 of aggregate principal.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2008--$616.4 million; 2009--$405.2 million; 2010--$250.5 million,
2011--$160.9 million, 2012--$109.3 million; and thereafter--$614.7 million.

Interest expense on consumer notes, included in benefits to policyholders, was $115.1 million, $126.3 million, and $122.1 million in 2007, 2006, and 2005, respectively. Interest paid amounted to $111.7 million, $121.9 million, and $115.4 million in 2007, 2006, and 2005.

Note 9 - Related Party Transactions

The Company provides certain administrative and asset management services to its pension plans and employee welfare trust (the Plans). Fees paid to the Company for these services were $3.7 million, $4.8 million, and $6.3 million during the years ended December 31, 2007, 2006, and 2005, respectively.

The Company has reinsured certain portions of its long-term care insurance and group pension businesses with JHReCo, an affiliate and wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. During the fourth quarter of 2003, the reinsurance agreement covering group pension contracts was converted to a modified coinsurance agreement. As a result, the Company recorded a liability for coinsurance amounts withheld from JHReCo of $2,530.5 million and $2,227.1 million at December 31, 2007 and 2006, respectively, which are included with other liabilities in the Company's Consolidated Balance Sheets and recorded a reinsurance recoverable from JHReCo of $2,629.9 million, and $2,612.8 million at December 31, 2007 and 2006, respectively, which are included with other reinsurance recoverables on the Company's Consolidated Balance Sheets. Premiums ceded to JHReCo were $651.0 million, $571.2 million, and $537.2 million during the years ended December 31, 2007, 2006, and 2005 respectively.

Effective January 1, 2002, the Company entered into a coinsurance funds withheld treaty with JHReCo. The treaty covers death benefits that result from the no-lapse guarantee present in specified universal life policies. This agreement was amended and restated effective April 1, 2007. The Company recorded a liability for coinsurance funds withheld from JHReCo of $61.4 million at December 31, 2007, which is included with other liabilities in the Company's Consolidated Balance Sheets and recorded reinsurance recoverable from JHReCo of $12.1 million at December 31, 2007, which are included with other reinsurance recoverables on the Company's Consolidated Balance Sheets.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 9 - Related Party Transactions - (continued)



Prior to its merger with Manulife, the Company reinsured certain portions of its closed block with Manulife. During the fourth quarter of 2004, the Company entered into an additional agreement covering closed block policies with a Manulife affiliate. The Company entered into these reinsurance contracts in order to facilitate its statutory capital management process. Both the original and the revised reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. The closed block reinsurance agreement is a financial reinsurance agreement and does not meet the risk transfer definition for U.S. GAAP reporting purposes. The agreement is accounted for under deposit accounting with only the reinsurance risk fee being reported on the consolidated statements of income. The Company's Consolidated Financial Statements do not report reinsurance ceded premiums or reinsurance recoverable. The Company's Consolidated Financial Statements report a risk fee that was paid to the Manulife reinsurance companies for the periods since the date the Company began operating as a subsidiary of Manulife, April 28, 2004. The risk fee was $2.6 million, $2.7 million, and $3.0 million for the years ended December 31, 2007, 2006, and 2005. This fee is included in other operating costs and expenses in the Consolidated Statements of Income.

The Company, in the ordinary course of business, invests funds deposited with it by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2007, the Company managed approximately $3,379.2 million of investments for Manulife affiliates which to date generated market-based revenue for the Company.

To effect the efficiencies of the merger with Manulife, the Company has an arrangement with its indirect parent, Manulife, to share the cost of certain corporate services including, among others, personnel, property facilities, catastrophic reinsurance coverage, and directors' and officers insurance. In addition, synergies of sales agents are being found whereby the Company has an arrangement for the compensation of its sales agents for cross-selling products of Manulife affiliates. Operational efficiencies identified in the merger are subject to a service agreement between the Company and its affiliate John Hancock Life Insurance Company (U.S.A) ("John Hancock USA"), a U.S.-based life insurance subsidiary of Manulife, whereby the Company is obligated to provide certain services in support of John Hancock USA's business. Further, under the service agreement, John Hancock USA is obligated to provide compensation to the Company for services provided.

There are two Service Agreements, both effective as of April 28, 2004, between the Company and John Hancock USA. Under the one agreement the Company provides services to John Hancock USA, and under the other John Hancock USA provides services to the Company. In both cases the Provider of the services can also employ a "Provider Affiliate" to provide services. In the case of the service agreement where the Company provides services to John Hancock USA, a "Provider Affiliate" means the Company's parent, JHFS, and its direct and indirect subsidiaries. As of December 31, 2007 and 2006 there are accrued payables from the Company to John Hancock USA of $87.0 million and $104.2 million for these service agreements. The Company incurred costs for these agreements of $126.1 million, $110.7 million, and $91.6 million for the years ended December 31, 2007, 2006, and 2005.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

The Company participates in a liquidity pool of an affiliate, John Hancock USA, as set forth in the terms of the Liquidity Pool and Loan Facility Agreements, which became effective May 27, 2005. The Company had $1.9 billion and $834.2 million invested in this pool at December 31, 2007 and 2006. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

On July 8, 2005, Manulife fully and unconditionally guaranteed the Company's SignatureNotes, both those outstanding at that time and those to be issued subsequently. Manulife's guarantee of the SignatureNotes is an unsecured obligation of Manulife, and is subordinated in right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife's guarantee of the SignatureNotes. Following July 8, 2005, the Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 and Manulife began reporting condensed consolidating financial information regarding the Company in Manulife's quarterly and annual reports.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 9 - Related Party Transactions - (continued)


On November 10, 2006 pursuant to a note purchase agreement, the Company loaned $90.0 million to John Hancock USA. The note is due December 1, 2011 and secured by a mortgage on the property at 601 Congress Street, Boston, MA. The note balance is included in other assets in the Consolidated Balance Sheets. The note provides for interest-only payments of $0.4 million per month commencing January 1, 2007 through November 1, 2011. The interest rate for the term of this note is fixed at 5.73%.

On December 28, 2006, the Company purchased real estate held for investment with a net book value of $17.0 million from an affiliate, John Hancock USA, for $150.1 million. Since the transfer was accounted for as a transaction between entities under common control, the difference between the net book value and sales price resulted in a decrease of $86.7 million, (net of tax of $46.6 million) to the Company's paid in capital as of December 31, 2006. The note payable is included in other liabilities in the Company's Consolidated Balance Sheets.

On December 19, 2007, the Company received $37.2 million for the transfer of Lake Cowichan real estate to Manulife Canada Ltd. The transfer resulted in an increase of $8.3 million (net of tax of $4.3 million) to the Company's paid in capital as of December 31, 2007.

During 2007 and 2006, the Company paid $458.6 million and $560.0 million in dividends to its Parent. The Company received dividends of $150.0 million and $95.0 million from its subsidiary, John Hancock Variable Life Insurance Company and dividends of $52.0 million and $61.0 million from John Hancock Subsidiaries LLC, which is a consolidated subsidiary, during 2007 and 2006, respectively.

Note 10 - Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                                                              Years ended December 31,
                                          ----------------------------------------------------------------
                                                  2007                  2006                  2005
                                                Premiums              Premiums              Premiums
                                          --------------------  --------------------  --------------------
                                           Written     Earned    Written     Earned    Written     Earned
                                          ---------  ---------  ---------  ---------  ---------  ---------
                                                                    (in millions)
Direct................................... $ 3,628.5  $ 3,635.8  $ 3,049.8  $ 3,049.6  $ 2,476.5  $ 2,479.4
Assumed..................................     752.4      752.4      683.3      683.3      545.0      545.0
Ceded....................................  (1,555.8)  (1,555.8)  (1,045.1)  (1,045.1)  (1,040.6)  (1,040.6)
                                          ---------  ---------  ---------  ---------  ---------  ---------
   Net life, health and annuity premiums. $ 2,825.1  $ 2,832.4  $ 2,688.0  $ 2,687.8  $ 1,980.9  $ 1,983.8
                                          =========  =========  =========  =========  =========  =========

At December 31, 2007, 2006, and 2005, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $893.8 million, $754.9 million, and $629.9 million respectively.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business, and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both funded qualified (The Plan) and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with compensation and/or pension benefits in excess of the qualified plan limits under applicable law. The Company uses a December 31 measurement date to account for its benefit plans. Prior to 2002, pension benefits under the defined benefit plans were also based on years of service and final average compensation (generally during the three years prior to retirement). In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees within 5 years of early retirement eligibility or employees over age 40 (age 45 for general agency personnel) and with at least 10 years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002.

As of December 31, 2006, the Plan was merged with the qualified pension plan of John Hancock USA, with JHFS as plan sponsor. The Plan features and designs were generally maintained for the different participant populations. Pursuant to the merger all of the assets of the former plans are commingled. The aggregate pool of assets from the former plans is available to meet the obligations of the merged plan. The merger did not have a material effect on the financial statements of the Company.

A plan amendment to harmonize plan features and designs for future benefit accruals for the different participant populations was agreed upon in a May 3, 2007 resolution. The plan amendment also sets the expiration of the grandfathered benefits provision on December 31, 2011. The amendment triggered a mid-year remeasurement of assets and liabilities for pension and retiree welfare plans, which resulted in a $60.2 million gain in Accumulated Other Comprehensive Income. This gain was partially offset with the year-end remeasurement of assets and obligations that resulted in a $35.7 million loss in Accumulated Other Comprehensive Income.

In addition, the Company provides and maintains an unfunded nonqualified defined benefit pension plan for employees whose qualifies pension benefits are restricted by Internal Revenue Code limitations. The Company makes annual cash balance credits for each participant's compensation that is in excess of the compensation limit outlined in the Internal Revenue Code. These contributions serve to restore to each participant the benefit the participant would be entitled to under the qualified plan but for the pay and benefit limitations in the Internal Revenue Code. The Company provides benefits to employees who terminate after 3 years of vesting service.

A new nonqualified pension plan was established as of January 1, 2008 with participant directed investment options. This new plan is for participants with service accrued after the effective date who are not eligible for the grandfathered benefits in the prior nonqualified pension plan. The prior plan was frozen except for grandfathered participants as of January 1, 2008. The benefits accrued under the prior plan continue to be subject to the prior plan provisions.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $9.3 million, $8.6 million, and $9.5 million in 2007, 2006, and 2005, respectively.

The Company has employee welfare plans for medical and life insurance covering its retired employees hired before January 1, 2003 who have attained age 50 and have 15 years or more of service with the Company. This welfare plan provides primary medical coverage for retirees and spouses under age 65. When the retiree or the covered spouse reaches age 65, Medicare provides primary coverage and this welfare plan provides secondary coverage. The postretirement health care coverages are contributory based for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on the number of years of service. Dental insurance is provided to eligible pre- January 1, 1992 retired employees. The Plan also provides retired employees with a life insurance policy benefit based on the formula for basic coverage up to a maximum of $2.5 million.

The plans were amended effective January 1, 2003 whereby participants who had reached a certain age and years of service with the Company were no longer eligible for such company contributory benefits. The future retiree life insurance coverage amount was frozen as of December 31, 2006. The Company accounts for its Postretirement Benefit Plan using the accrual method.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)


Obligations and Funded Status:

                                                                    Years Ended December 31,
                                                              ---------------------------------------
                                                                                  Other Postretirement
                                                               Pension Benefits       Benefits
                                                              ------------------  -------------------
                                                                2007      2006      2007       2006
                                                              --------  --------   -------   -------
                                                                          (in millions)
Change in benefit obligation:
Benefit obligation at beginning of year...................... $2,170.0  $2,295.0  $ 573.2    $ 641.4
Service cost.................................................     25.5      27.1      1.1        1.3
Interest cost................................................    119.4     119.7     31.9       32.5
Participant contributions....................................       --        --      3.9        3.2
Actuarial loss (gain)........................................     14.3     (48.6)    (8.0)     (51.3)
Special termination benefits.................................      0.7       3.0       --         --
Plan amendments..............................................    (31.4)       --       --         --
Curtailment..................................................    (11.5)       --       --         --
Expected retiree drug subsidy................................       --        --      4.2        4.3
Benefits paid................................................   (197.2)   (226.2)   (60.0)     (58.2)
                                                              --------  --------   -------   -------
Benefit obligation at end of year............................ $2,089.8  $2,170.0  $ 546.3    $ 573.2
                                                              ========  ========   =======   =======

Change in plan assets:
Fair value of plan assets at beginning of year............... $2,388.2  $2,200.0  $ 303.8    $ 269.2
Actual return on plan assets.................................    168.0     384.7     22.5       34.6
Employer contribution........................................     31.3      29.7     56.1       55.0
Employee contribution........................................       --        --      3.9        3.2
Benefits paid................................................   (197.2)   (226.2)   (60.0)     (58.2)
                                                              --------  --------   -------   -------
Fair value of plan assets at end of year..................... $2,390.3  $2,388.2  $ 326.3    $ 303.8
                                                              ========  ========   =======   =======
Funded status at end of year................................. $  300.5  $  218.2  $(220.0)   $(269.4)
                                                              ========  ========   =======   =======

Assets....................................................... $  616.9  $  557.5  $    --    $    --
Liabilities..................................................   (316.4)   (339.3)  (220.0)    (269.4)
                                                              --------  --------   -------   -------
Net financial position....................................... $  300.5  $  218.2  $(220.0)   $(269.4)
                                                              ========  ========   =======   =======
Amounts recognized in accumulated other comprehensive income:
Prior service cost........................................... $  (29.4) $     --  $    --    $    --
Net actuarial gain...........................................   (168.8)   (180.8)   (33.1)     (27.2)
                                                              --------  --------   -------   -------
Total........................................................ $ (198.2) $ (180.8) $ (33.1)   $ (27.2)
                                                              ========  ========   =======   =======

The accumulated benefit obligations for all defined benefit pension plans was $2,048.1 million and $2,090.1 million at December 31, 2007 and 2006, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)


The incremental effects of applying SFAS No. 158 on individual line items in the Consolidated Balance Sheets on December 31, 2006 was as follows:

                                                     Incremental
                                                      effect of
                                           Pre SFAS    adopting   Post SFAS
                                           No. 158   SFAS No. 158  No. 158
                                           --------- ------------ ---------
                                                    (in millions)
    Other assets.......................... $ 2,877.8    $208.7    $ 3,086.5
                                           ---------    ------    ---------
       Total assets....................... $97,370.1    $208.7    $97,578.8
    Deferred income tax liability......... $   316.8    $ 77.5    $   394.3
    Other liabilities.....................   4,899.3     (12.7)     4,886.6
                                           ---------    ------    ---------
       Total liabilities.................. $86,966.9    $ 64.8    $87,031.7
    Accumulated other comprehensive income $   294.6    $143.9    $   438.5
                                           ---------    ------    ---------
       Total shareholders' equity......... $10,270.7    $143.9    $10,414.6

Information for pension plans with accumulated benefit obligations in excess of plan assets:

                                                 December 31,
                                                 -------------
                                                  2007   2006
                                                 ------ ------
                                                 (in millions)
                  Accumulated benefit obligation $310.9 $333.3
                  Projected benefit obligation..  316.3  344.5
                  Fair value of plan assets.....     --    5.2

Components of Net Periodic Benefit cost:

                                                Years Ended December 31,
                                   -------------------------------------------------
                                                               Other Postretirement
                                        Pension Benefits             Benefits
                                   -------------------------  ----------------------
                                     2007     2006     2005    2007    2006    2005
                                   -------  -------  -------  ------  ------  ------
                                                     (in millions)
Service cost...................... $  25.5  $  27.1  $  24.9  $  1.1  $  1.3  $  1.5
Interest cost.....................   119.4    119.7    122.3    31.9    32.5    35.3
Expected return on plan assets....  (177.3)  (172.8)  (175.2)  (24.6)  (22.6)  (21.5)
Special termination benefits......     0.7      3.0       --      --      --      --
Curtailment gain..................    (0.6)      --       --      --      --      --
Amortization of prior service cost    (1.9)      --      0.6      --      --      --
Recognized actuarial gain.........     0.7      0.9       --      --      --      --
                                   -------  -------  -------  ------  ------  ------
Net periodic (credit) benefit cost $ (33.5) $ (22.1) $ (27.4) $  8.4  $ 11.2  $ 15.3
                                   =======  =======  =======  ======  ======  ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)


The amounts included in "Accumulated other comprehensive income" expected to be recognized as components of net periodic (benefit) cost in 2008 are as follows:

                                                            Other Postretirement
                                           Pension Benefits       Benefits
                                           ---------------- --------------------
                                                       (in millions)
Amortization of prior service cost........      $(2.9)              $--
Amortization of actuarial (gain) loss, net        0.4                --
                                                -----               ---
Total.....................................      $(2.5)              $--
                                                =====               ===

Assumptions:

Weighted -average assumptions used to determine benefit obligation:

                                                 Years Ended December 31,
                                                 ------------------------------------
                                                                  Other Postretirement
                                                 Pension Benefits  Benefits
                                                 ---------------  -------------------
                                                 2007     2006    2007       2006
                                                 ----     ----    ----       ----
       Discount rate............................ 6.00%    5.75%   6.00%      5.75%
       Rate of compensation increase............ 5.10%    4.00%    N/A        N/A
       Health care trend rate for following year                  9.00%      9.50%
       Ultimate trend rate......................                  5.00%      5.00%
       Year ultimate rate reached...............                  2016       2016

Weighted-average assumptions used to determine net periodic benefit cost:

                                                 Years Ended December 31,
                                                 ------------------------------------
                                                                  Other Postretirement
                                                 Pension Benefits   Benefits
                                                 ---------------  -------------------
                                                 2007     2006    2007       2006
                                                 ----     ----    ----        -----
       Discount rate............................ 5.75%    5.50%   5.75%      5.50%
       Expected long-term return on plan assets. 8.25%    8.25%   8.25%      8.25%
       Rate of compensation increase............ 4.00%    4.00%    N/A        N/A
       Health care trend rate for following year                  9.50%     10.00%
       Ultimate trend rate......................                  5.00%      5.00%
       Year ultimate rate reached...............                  2016       2016

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary/guidance from SEC staff suggestions are also considered.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)


Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                      1-Percentage   1-Percentage
                                                                     Point Increase Point Decrease
                                                                     -------------- --------------
                                                                             (in millions)
Effect on total service and interest costs in 2007..................     $ 1.2          $ (1.1)
Effect on postretirement benefit obligations as of December 31, 2007      20.8           (18.7)

Plan Assets

The Company's weighted-average asset allocations for its plans at December 31, 2007 and 2006, by asset category are as follows:

                                                Pension Plan Assets
                                                at December 31,
                                                ------------------
                                                2007      2006
                                                ----      ----
                      Asset Category
                      Equity securities........  64%       62%
                      Fixed maturity securities  26        24
                      Real estate..............   3         4
                      Other....................   7        10
                                                ---       ---
                         Total................. 100%      100%
                                                ===       ===

The target allocations for assets of the Company's pension plans is summarized below for major asset categories.

                      Asset Category...........
                      Equity securities........ 50% - 80%
                      Fixed maturity securities 23% - 35%
                      Real estate..............  -% - 5%
                      Other....................  5% - 15%

The plans do not own any of the Company's common stock at December 31, 2007 and 2006.

Other postretirement benefit plan weighted-average asset allocations at December 31, 2007, and 2006, by asset category are as follows:

                                                Other Postretirement
                                                Benefits Plan Assets
                                                at December 31,
                                                -------------------
                                                2007       2006
                                                ----       ----
                      Asset Category
                      Equity securities........  60%        56%
                      Fixed maturity securities  40         44
                                                ---        ---
                         Total................. 100%       100%
                                                ===        ===

Plan assets for other postretirement benefits for non-union employees are comprised of an irrevocable health insurance contract and a 401(h) account under the pension plan. The plan assets for other postretirement benefits for other employees are held in a 401(h) account under the pension plan. The plan assets underlying the insurance contract have target allocations of approximately 60% equity securities and 40% fixed maturity securities. The plan assets in the 401(h) account of the pension have target allocations identified to the target allocations shown above for assets in the pension benefits account.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)


Cash Flows

Contributions. The Company's funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and, generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2007 and 2006, no contributions were made to the qualified plans. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. The Company expects to contribute approximately $0 million to its qualified pension plans in 2008 and approximately $29.7 million to its non-qualified pension plans in 2008.

The Company's policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits.

Projections for benefit payments for the next ten years are as follows:

Projected Employer Pension Benefits Payment

              Year      Total Qualified Total Nonqualified Total
              ----      --------------- ------------------ ------
                                  (in millions)
              2008.....     $147.9            $ 29.7       $177.6
              2009.....      146.2              27.5        173.7
              2010.....      151.4              32.1        183.5
              2011.....      154.0              26.0        180.0
              2012.....      157.6              26.5        184.1
              2013-2017      748.2             128.8        877.0

Projected Employer OPEB Benefits Payment (includes Future Service Accruals)

                                      Medicare Part D
             Year      Gross Payments     Subsidy     Net Payments
             ----      -------------- --------------- ------------
                               (in millions)
             2008.....     $ 54.8          $ 4.3         $ 50.5
             2009.....       54.8            4.4           50.4
             2010.....       54.6            4.4           50.2
             2011.....       54.0            4.3           49.7
             2012.....       53.2            4.3           48.9
             2013-2017      245.7           19.4          226.3

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12 - Commitments, Guarantee, Contingencies and Legal Proceedings

Commitments. The Company has extended commitments to purchase US private debt and to issue mortgage loans on real estate totaling $722.1 million and $225.9 million, respectively, at December 31, 2007. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $948.0 million at December 31, 2007. The majority of these commitments expire in 2008.

Guarantees. In the course of business the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. generally accepted accounting principles specific to the insurance industry. The Company has no material guarantees outstanding outside the scope of insurance accounting at December 31, 2007.

Contingencies. The Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed substantial portions of these risks on to other companies. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. Although these disputes do result in some level of variability in results, the Company believes it has provided adequately for the exposure. During 2007, the Company received additional information about its exposure and recognized a credit of $8.2 million , after tax, to its current best estimate of its exposure as of December 31, 2007. The Company recognized a $69.8 million charge in 2006.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 - Shareholder's Equity

Common Stock

The Company has one class of capital stock, common stock ($10,000 par value, 33,000 shares authorized, issued and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income are as follows:

                                                                                       Net
                                                                                   Accumulated   Foreign
                                                                         Net       Gain (Loss)  Currency    Minimum
                                                                      Unrealized     on Cash   Translation  Pension
                                                                    Gains (Losses) Flow Hedges Adjustment  Liability
                                                                    -------------- ----------- ----------- ---------
                                                                                            (in millions)
Balance at January 1, 2005.........................................    $ 411.4       $191.5       $ 0.6     $(11.0)
Gross unrealized gains (losses) (net of deferred income tax benefit
  of $244.0 million)...............................................     (454.4)          --          --         --
Reclassification adjustment for gains realized in net income (net
  of income tax expense of $82.5 million)..........................     (153.3)          --          --         --
Adjustment for deferred policy acquisition costs, deferred sales inducements and value of business acquired (net of deferred
  income tax expense of $46.4 million).............................       86.0           --          --         --
Adjustment for policyholder dividend obligation (net of deferred
  income tax expense of $54.7 million).............................      101.7           --          --         --
                                                                       -------       ------       -----     ------
Net unrealized gains (losses)......................................     (420.0)          --          --         --
Foreign currency translation adjustment............................         --           --        (1.8)        --
Minimum pension liability (net of deferred income tax expense of
  $1.3 million)....................................................         --           --          --        2.4
Net accumulated gains (losses) on cash flow hedges (net of
  deferred income tax expense of $113.4 million)...................         --        171.2          --         --
                                                                       -------       ------       -----     ------
Balance at December 31, 2005.......................................    $  (8.6)      $362.7       $(1.2)    $ (8.6)
                                                                       =======       ======       =====     ======

                                                                     Accumulated
                                                                        Other
                                                                    Comprehensive
                                                                       Income
                                                                    -------------

Balance at January 1, 2005.........................................    $ 592.5
Gross unrealized gains (losses) (net of deferred income tax benefit
  of $244.0 million)...............................................     (454.4)
Reclassification adjustment for gains realized in net income (net
  of income tax expense of $82.5 million)..........................     (153.3)
Adjustment for deferred policy acquisition costs, deferred sales inducements and value of business acquired (net of deferred
  income tax expense of $46.4 million).............................       86.0
Adjustment for policyholder dividend obligation (net of deferred
  income tax expense of $54.7 million).............................      101.7
                                                                       -------
Net unrealized gains (losses)......................................     (420.0)
Foreign currency translation adjustment............................       (1.8)
Minimum pension liability (net of deferred income tax expense of
  $1.3 million)....................................................        2.4
Net accumulated gains (losses) on cash flow hedges (net of
  deferred income tax expense of $113.4 million)...................      171.2
                                                                       -------
Balance at December 31, 2005.......................................    $ 344.3
                                                                       =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 - Shareholder's Equity - (continued)


                                                                                                      Additional
                                                                     Net                             Pension and
                                                                 Accumulated   Foreign    Minimum   Postretirement  Accumulated
                                                       Net       Gain (Loss)  Currency    Pension    Unrecognized      Other
                                                    Unrealized     on Cash   Translation Liability   Net Periodic  Comprehensive
                                                  Gains (Losses) Flow Hedges Adjustment  Adjustment Benefit (Cost)    Income
                                                  -------------- ----------- ----------- ---------- -------------- -------------
                                                                                  (in millions)
Balance at January 1, 2006.......................     $ (8.6)      $362.7       $(1.2)     $ (8.6)      $   --        $344.3
Gross unrealized gains (losses) (net of deferred
  income tax expense of $57.8 million)...........      106.2           --          --          --           --         106.2
Reclassification adjustment for gains realized in
  net income (net of income tax expense of
  $47.4 million).................................      (88.1)          --          --          --           --         (88.1)
Adjustment for deferred policy acquisition costs,
  deferred sales inducements and value of
  business acquired (net of deferred income tax
  expense of $3.0 million).......................        5.6           --          --          --           --           5.6
Adjustment for policyholder dividend obligation
  (net of deferred income tax expense of $1.2
  million).......................................        2.3           --          --          --           --           2.3
                                                      ------       ------       -----      ------       ------        ------
Net unrealized gains (losses)....................       26.0           --          --          --           --          26.0
Foreign currency translation adjustment..........         --           --         0.4          --           --           0.4
Minimum pension liability (net of deferred
  income tax benefit of $8.9 million)............         --           --          --       (16.3)          --         (16.3)
Impact of adoption of SFAS No. 158 (net of tax
  expense of $86.3 million)......................                                            24.9        135.3         160.2
Net accumulated gains (losses) on cash flow
  hedges (net of income tax benefit of $44.8
  million).......................................         --        (76.1)         --          --           --         (76.1)
                                                      ------       ------       -----      ------       ------        ------
Balance at December 31, 2006.....................     $ 17.4       $286.6       $(0.8)     $   --       $135.3        $438.5
                                                      ======       ======       =====      ======       ======        ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 - Shareholder's Equity - (continued)


                                                                                                        Additional
                                                                     Net                               Pension and
                                                                 Accumulated    Foreign     Minimum   Postretirement
                                                       Net       Gain (Loss)   Currency     Pension    Unrecognized
                                                    Unrealized     on Cash    Translation  Liability   Net Periodic
                                                  Gains (Losses) Flow Hedges  Adjustment   Adjustment Benefit (Cost)
                                                  -------------- ----------- ------------- ---------- --------------
                                                                             (in millions)
Balance at January 1, 2007.......................    $  17.4       $286.6        $(0.8)       $--         $135.3
Gross unrealized gains (losses) (net of deferred
  income tax expense of $80.4 million)...........      149.2           --           --         --             --
Reclassification adjustment for gains realized in
  net income (net of income tax expense of.......
$57.9 million)...................................     (107.4)          --           --         --             --
Adjustment for deferred policy acquisition costs,
  deferred sales inducements and value of
  business acquired (net of deferred income tax
  benefit of $7.9 million).......................      (14.7)          --           --         --             --
Adjustment for policyholder dividend obligation
  (net of deferred income tax benefit of $27.7
  million).......................................      (51.5)          --           --         --             --
                                                     -------       ------        -----        ---         ------
Net unrealized gains (losses)....................      (24.4)          --           --         --             --
Foreign currency translation adjustment..........         --           --         (0.3)        --             --
Pension and postretirement benefits:
   Change in the funded status of the pension
     plan (net of deferred income tax benefit
     of $8.6 million)............................         --           --           --         --           15.9
   Amortization of periodic pension costs (net
     of deferred income tax benefit of $0.4
     million)....................................                                                           (0.8)
Net accumulated gains (losses) on cash flow
  hedges (net of income tax benefit of $38.4
  million).......................................         --         68.6           --         --             --
                                                     -------       ------        -----        ---         ------
Balance at December 31, 2007.....................    $  (7.0)      $355.2        $(1.1)       $--         $150.4
                                                     =======       ======        =====        ===         ======


                                                   Accumulated
                                                      Other
                                                  Comprehensive
                                                     Income
                                                  -------------

Balance at January 1, 2007.......................    $ 438.5
Gross unrealized gains (losses) (net of deferred
  income tax expense of $80.4 million)...........      149.2
Reclassification adjustment for gains realized in
  net income (net of income tax expense of.......
$57.9 million)...................................     (107.4)
Adjustment for deferred policy acquisition costs,
  deferred sales inducements and value of
  business acquired (net of deferred income tax
  benefit of $7.9 million).......................      (14.7)
Adjustment for policyholder dividend obligation
  (net of deferred income tax benefit of $27.7
  million).......................................      (51.5)
                                                     -------
Net unrealized gains (losses)....................      (24.4)
Foreign currency translation adjustment..........       (0.3)
Pension and postretirement benefits:
   Change in the funded status of the pension
     plan (net of deferred income tax benefit
     of $8.6 million)............................       15.9
   Amortization of periodic pension costs (net
     of deferred income tax benefit of $0.4
     million)....................................       (0.8)
Net accumulated gains (losses) on cash flow
  hedges (net of income tax benefit of $38.4
  million).......................................       68.6
                                                     -------
Balance at December 31, 2007.....................    $ 497.5
                                                     =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 - Shareholder's Equity - (continued)


Net unrealized investment and gains (losses), included in the Company's Consolidated Balance Sheets as a component of shareholder's equity, are summarized as follows:

                                                                             For the Years Ended December 31,
                                                                             -------------------------------
                                                                              2007        2006       2005
                                                                              ------     -------    -------
                                                                                   (in millions)
Balance, end of year comprises:
   Unrealized investment gains (losses) on:.................................
       Fixed maturities..................................................... $(40.4)    $(177.8)   $(151.4)
       Equity investments...................................................   26.7        84.4       46.1
       Other investments....................................................    9.2        24.6        8.0
                                                                              ------     -------    -------
Total.......................................................................   (4.5)      (68.8)     (97.3)

Amounts of unrealized investment (gains) losses attributable to:
       Deferred policy acquisition costs and value of business acquired.....   27.8        50.4       41.8
       Policyholder dividend obligation.....................................  (34.0)       45.2       41.7
       Deferred federal income taxes........................................    3.7        (9.4)       5.2
                                                                              ------     -------    -------
Total.......................................................................   (2.5)       86.2       88.7
                                                                              ------     -------    -------
Net unrealized investment gains (losses).................................... $ (7.0)    $  17.4    $  (8.6)
                                                                              ======     =======    =======

Statutory Results

The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual has been adopted as a component of prescribed or permitted practices by Massachusetts. The Massachusetts Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

From time to time the Company has requested permission from the Division for a permitted accounting practice. The Company currently has one permitted practices which relate to an admitted asset for an after-tax ceding commission in the acquisition of the fixed universal life insurance business of Allmerica Financial.

On December 31, 2002, the Company entered into indemnity coinsurance agreements, under which it assumed 100% of the liabilities for the fixed universal life insurance blocks of Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company. The Division provided the Company approval to record the after-tax ceding commission of $0 million, $12.6 million, and $25.2 million on the purchase as goodwill at December 31, 2007, 2006, and 2005, respectively. This amount will be amortized over a five year period. The impact on statutory net income was an amortization expense of $12.6 million for the years ended December 31, 2007, 2006, and 2005. As a result of this permitted practice, the Company's reported capital and surplus at December 31, 2007, 2006 reporting periods was increased by $0 million and $12.6 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 - Shareholder's Equity - (continued)


At December 31, 2007, 2006, and 2005, there are no other material permitted practices.

The Company's statutory net income for the year ended December 31, 2007 was $1,082.2 million (unaudited). The Company's statutory surplus as of December 31, 2007 was $4,306.2 million (unaudited).

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of
(i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 14 - Segment Information

The Company operates in the following three business segments: two segments primarily serve retail customers and institutional customers and the third segment is the Corporate and Other Segment, which includes the institutional advisory business, the remaining international operations, and the corporate account. The retail segments are the Protection Segment and the Wealth Management Segment.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

Protection Segment. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners and direct marketing.

Wealth Management Segment. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds closed-end funds, institutional advisory accounts and privately managed accounts. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals. The segment's consumer notes program distributes primarily through brokers affiliated with the Company and securities brokerage firms. The segment's new banking products distribute primarily through the broker-dealer network to the retail investors.

Corporate and Other Segment. Primarily consists of the Company's remaining international insurance operations, certain corporate operations, the institutional investment management business and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 14 - Segment Information - (continued)


The accounting policies of the segments are the same as those described in Note 1 -- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment, in millions, for the periods and dates indicated. Included in the Protection Segment for all periods presented are the assets, liabilities, revenues and expenses of the closed block. For additional information on the closed block see Note 6 -- Closed Block in the notes to the consolidated financial statements.

                                                                                      Wealth   Corporate
2007                                                                     Protection Management and Other  Consolidated
----                                                                     ---------- ---------- ---------  ------------
Revenues:
   Revenues from external customers..................................... $ 2,198.3  $ 1,473.5  $   532.0   $ 4,203.8
   Net investment income................................................   1,464.2    1,650.9      396.6     3,511.7
   Net realized investment and other gains..............................      78.0       16.9       32.7       127.6
   Inter-segment revenues...............................................        --        1.2       (1.2)         --
                                                                         ---------  ---------  ---------   ---------
   Revenues............................................................. $ 3,740.5  $ 3,142.5  $   960.1   $ 7,843.1
                                                                         =========  =========  =========   =========
   Net income........................................................... $   359.2  $   195.3  $   217.0   $   771.5
                                                                         =========  =========  =========   =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method. $   139.8  $    (0.5) $    73.6   $   212.9
   Carrying value of investments accounted for under the equity method..   1,137.6      279.2      681.1     2,097.9
   Amortization of deferred policy acquisition costs, deferred sales
     inducements and value of business acquired.........................      66.8       99.9         --       166.7
   Interest expense.....................................................       0.7         --       38.4        39.1
   Income taxes.........................................................     173.0       40.6      165.3       378.9
   Segment assets....................................................... $47,028.4  $37,574.4  $13,463.3   $98,066.1

                                                                                      Wealth   Corporate
2006                                                                     Protection Management and Other  Consolidated
----                                                                     ---------- ---------- ---------  ------------
Revenues:
   Revenues from external customers..................................... $ 2,033.8  $ 1,268.9  $   548.4   $ 3,851.1
   Net investment income................................................   1,393.0    1,771.2      363.4     3,527.6
   Net realized investment and other (losses) gains.....................    (144.4)      49.7      100.9         6.2
                                                                         ---------  ---------  ---------   ---------
   Revenues............................................................. $ 3,282.4  $ 3,089.8  $ 1,012.7   $ 7,384.9
                                                                         =========  =========  =========   =========
   Net income........................................................... $   164.1  $   251.6  $   164.9   $   580.6
                                                                         =========  =========  =========   =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method. $   109.0  $    54.7  $    21.7   $   185.4
   Carrying value of investments accounted for under the equity method..     917.6      743.0      173.7     1,834.3
   Amortization of deferred policy acquisition costs, deferred sales
     inducements and value of business acquired.........................     184.9      114.1        0.1       299.1
   Interest expense.....................................................       0.8         --       35.5        36.3
   Income taxes.........................................................      75.7       57.4      134.4       267.5
   Segment assets....................................................... $44,144.8  $41,381.1  $12,052.9   $97,578.8

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 14 - Segment Information - (continued)


                                                                                               Wealth   Corporate
2005                                                                              Protection Management and Other Consolidated
----                                                                              ---------- ---------- --------- ------------
Revenues:
Revenues from external customers.................................................  $2,074.0   $  790.1   $ 235.3    $3,099.4
   Net investment income.........................................................   1,277.7    1,764.6     433.0     3,475.3
   Net realized investment and other gains.......................................      84.7      425.3       4.6       514.6
   Inter-segment revenues........................................................        --        1.7      (1.7)         --
                                                                                   --------   --------   -------    --------
   Revenues......................................................................  $3,436.4   $2,981.7   $ 671.2    $7,089.3
                                                                                   ========   ========   =======    ========
   Net income....................................................................  $  436.2   $  598.9   $(223.4)   $  811.7
                                                                                   ========   ========   =======    ========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method..........  $   96.3   $  117.2   $  59.2    $  272.7
   Carrying value of investments accounted for under the equity method...........   1,168.1      813.7     245.5     2,227.3
   Amortization of deferred policy acquisition costs, deferred sales inducements
     and value of business acquired..............................................      85.6       88.7        --       174.3
   Interest expense..............................................................        --         --      43.2        43.2
   Income taxes..................................................................     225.1      271.6     (87.9)      408.8

The Company operates primarily in the United States and also in Indonesia. In addition, the International Group Program consists of a network of 52 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 51 countries and territories. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

                                    Income Before Long-Lived
          Location         Revenues Income Taxes    Assets    Assets
          --------         -------- ------------- ---------- ---------
                                          (in millions)
          2007
          United States... $7,426.5   $1,122.3      $139.6   $97,678.1
          Foreign -- other    416.6       28.1         0.1       388.0
                           --------   --------      ------   ---------
                           $7,843.1   $1,150.4      $139.7   $98,066.1
                           ========   ========      ======   =========
          2006
          United States... $6,980.1   $  820.3      $117.0   $97,072.8
          Foreign -- other    404.8       27.8         0.1       506.0
                           --------   --------      ------   ---------
                           $7,384.9   $  848.1      $117.1   $97,578.8
                           ========   ========      ======   =========
          2005
          United States... $6,673.8   $1,197.1
          Foreign -- other    415.5       23.4
                           --------   --------
                           $7,089.3   $1,220.5
                           ========   ========

The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications.

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying value for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying values for commercial paper and short-term borrowings approximate fair value.

Fair values for the Company's guaranteed investment contracts, consumer notes, and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, and currency rate swap agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15 - Fair Value of Financial Instruments - (continued)


The following table presents the carrying values and fair values of the Company's financial instruments:

                                                                        December 31,
                                                           ---------------------------------------
                                                                  2007                2006
                                                           ------------------- -------------------
                                                           Carrying    Fair    Carrying    Fair
                                                            Value      Value    Value      Value
                                                           --------- --------- --------- ---------
                                                                        (in millions)
Assets:
   Fixed maturities:......................................
       Available-for-sale................................. $42,838.6 $42,838.6 $44,863.2 $44,863.2
   Equity securities:.....................................
       Available-for-sale.................................     148.3     148.3     764.7     764.7
   Mortgage loans on real estate..........................   9,349.5   9,176.2   9,959.5   9,900.3
   Policy loans...........................................   2,099.1   2,099.1   2,071.8   2,071.8
   Cash and cash equivalents..............................   3,355.5   3,355.5   1,063.3   1,063.3
Derivatives:
   Interest rate swap agreements..........................     978.5     978.5     875.4     875.4
   Interest rate cap agreements...........................       0.2       0.2       3.4       3.4
   Currency rate swap agreements..........................     656.0     656.0     590.8     590.8
   Credit default swaps...................................       0.8       0.8        --        --
   Return swap agreements.................................       1.3       1.3       2.3       2.3
   Embedded derivatives...................................       0.2       0.2        --        --

Liabilities:
   Consumer notes.........................................   2,157.0   2,109.9   2,454.1   2,376.9
   Debt...................................................     493.8     528.5     972.4   1,015.4
   Guaranteed investment contracts and funding agreements.   7,057.3   6,976.9   8,463.9   8,407.1
   Fixed rate deferred and immediate annuities............   8,777.0   8,835.7  10,690.0  10,708.0
   Supplementary contracts without life contingencies.....      58.5      42.2      66.1      62.1
Derivatives:
   Interest rate swap agreements..........................     523.0     523.0     397.4     397.4
   Currency rate swap agreements..........................   1,017.1   1,017.1     988.8     988.8
   Credit default swaps...................................       0.8       0.8       2.1       2.1
   Embedded derivative agreements.........................       4.4       4.4       3.2       3.2
   Foreign exchange forward agreements....................       1.6       1.6       4.8       4.8

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 - Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company. Brand name, distribution networks, and other investment management contracts were initially recognized at the time of the acquisition of the Company by Manulife.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                   Gross      Accumulated
                                                  Carrying   Amortization          Net
                                                   Amount  and Other Changes Carrying Amount
                                                  -------- ----------------- ---------------
                                                                (in millions)
December 31, 2007
   Unamortizable intangible assets:..............
       Goodwill.................................. $3,008.5      $    --         $3,008.5
       Brand name................................    600.0           --            600.0
       Investment management contracts...........    292.9           --            292.9
   Amortizable intangible assets:................
       Distribution networks.....................    397.2        (18.9)           378.3
       Other investment management contracts.....     64.0        (17.3)            46.7
       VOBA......................................  2,890.3       (515.5)         2,374.8
December 31, 2006
   Unamortizable intangible assets:..............
       Goodwill.................................. $3,010.9      $    --         $3,010.9
       Brand name................................    600.0           --            600.0
       Investment management contracts...........    292.9           --            292.9
   Amortizable intangible assets:................
       Distribution networks.....................    397.2      $ (11.1)           386.1
       Other investment management contracts.....     64.2        (13.2)            51.0
       VOBA......................................  2,890.3       (388.2)         2,502.1

                                                                                                    2007  2006   2005
                                                                                                    ----- ----- ------
                                                                                                      (in millions)
Aggregate amortization expense
Distribution networks, net of tax of $2.7 million, $2.1 million, and $1.5 million, respectively.... $ 5.1 $ 3.9 $  2.9
Other management contract amortization, net of tax of $1.4 million, $1.6 million, and $2.1 million,
  respectively.....................................................................................   2.7   3.0    3.9
VOBA, net of tax of $37.5 million, $47.4 million, and $59.4 million, respectively..................  69.7  87.9  110.4
                                                                                                    ----- ----- ------
Aggregate amortization expense, net of tax of $41.6 million, $51.1 million, and $63.0 million, respectively..................................................................................... $77.5 $94.8 $117.2
                                                                                                    ===== ===== ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 - Goodwill and Other Intangible Assets - (continued)


                                                                                   Tax     Net
                                                                                  Effect Expense
                                                                                  ------ -------
                                                                                  (in millions)
Estimated future aggregate amortization expense for the years ending December 31,
   2008.......................................................................... $49.5   $92.0
   2009..........................................................................  48.0    89.1
   2010..........................................................................  47.8    89.1
   2011..........................................................................  50.1    92.9
   2012..........................................................................  48.2    89.5

The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                             Wealth   Corporate
                                Protection Management and Other Consolidated
                                ---------- ---------- --------- ------------
                                               (in millions)
   Goodwill:
   Balance at January 1, 2007..  $1,600.0   $1,253.3   $157.6     $3,010.9
   Goodwill derecognized (1)...        --         --     (2.4)        (2.4)
                                 ========   ========   ======     ========
   Balance at December 31, 2007  $1,600.0   $1,253.3   $155.2     $3,008.5
                                 ========   ========   ======     ========

                                             Wealth   Corporate
                                Protection Management and Other Consolidated
                                ---------- ---------- --------- ------------
                                               (in millions)
   Goodwill:
   Balance at January 1, 2006..  $1,600.0   $1,253.3   $182.6     $3,035.9
   Goodwill derecognized (1)...        --         --    (25.0)       (25.0)
                                 --------   --------   ------     --------
   Balance at December 31, 2006  $1,600.0   $1,253.3   $157.6     $3,010.9
                                 ========   ========   ======     ========

--------
(1)In 2006, Goodwill of $17.7 million was derecognized due to the sale of a subsidiary, Independence Investment LLC. The Company adopted FAS 123 (R) in 2006 and reduced goodwill by $7.3 million and $2.4 million for excess tax benefits associated with stock options for the years ended December 31, 2006 and 2007, respectively.

                                             Wealth   Corporate
                                Protection Management and Other Consolidated
                                ---------- ---------- --------- ------------
                                               (in millions)
   Brand name:
   Balance at January 1, 2007..   $364.4     $209.0     $26.6      $600.0
                                  ------     ------     -----      ------
   Balance at December 31, 2007   $364.4     $209.0     $26.6      $600.0
                                  ======     ======     =====      ======

                                             Wealth   Corporate
                                Protection Management and Other Consolidated
                                ---------- ---------- --------- ------------
                                               (in millions)
   Brand name:
   Balance at January 1, 2006..   $364.4     $209.0     $26.6      $600.0
                                  ------     ------     -----      ------
   Balance at December 31, 2006   $364.4     $209.0     $26.6      $600.0
                                  ======     ======     =====      ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 - Goodwill and Other Intangible Assets - (continued)


Unamortizable intangible assets (continued):


                                               Wealth   Corporate
                                  Protection Management and Other Consolidated
                                  ---------- ---------- --------- ------------
                                                 (in millions)
 Investment management contracts:
 Balance at January 1, 2007......     --       $292.9      --        $292.9
                                      --       ------      --        ------
 Balance at December 31, 2007....              $292.9                $292.9
                                      ==       ======      ==        ======

                                               Wealth   Corporate
                                  Protection Management and Other Consolidated
                                  ---------- ---------- --------- ------------
                                                 (in millions)
 Investment management contracts:
 Balance at January 1, 2006......     --       $292.9      --        $292.9
                                      --       ------      --        ------
 Balance at December 31, 2006....     --       $292.9      --        $292.9
                                      ==       ======      ==        ======

Amortizable intangible assets:

                                             Wealth   Corporate
                                Protection Management and Other Consolidated
                                ---------- ---------- --------- ------------
                                               (in millions)
   Distribution networks:
   Balance at January 1, 2007..   $299.3     $86.8       --        $386.1
   Amortization................     (6.1)     (1.7)      --          (7.8)
                                  ------     -----       --        ------
   Balance at December 31, 2007   $293.2     $85.1       --        $378.3
                                  ======     =====       ==        ======

                                             Wealth   Corporate
                                Protection Management and Other Consolidated
                                ---------- ---------- --------- ------------
                                               (in millions)
   Distribution networks:
   Balance at January 1, 2006..   $304.1     $88.0       --        $392.1
   Amortization................     (4.8)     (1.2)      --          (6.0)
                                  ------     -----       --        ------
   Balance at December 31, 2006   $299.3     $86.8       --        $386.1
                                  ======     =====       ==        ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 - Goodwill and Other Intangible Assets - (continued)


Amortizable intangible assets (continued):


                                                            Wealth   Corporate
                                               Protection Management and Other Consolidated
                                               ---------- ---------- --------- ------------
                                                              (in millions)
Other investment management contracts:
Balance at January 1, 2007....................     --       $16.9      $34.1      $51.0
Other investment management contracts impaired     --        (0.2)        --       (0.2)
Amortization..................................     --        (0.9)      (3.2)      (4.1)
                                                   --       -----      -----      -----
Balance at December 31, 2007..................     --       $15.8      $30.9      $46.7
                                                   ==       =====      =====      =====

                                                                  Wealth   Corporate
                                                     Protection Management and Other Consolidated
                                                     ---------- ---------- --------- ------------
                                                                    (in millions)
Other investment management contracts:
Balance at January 1, 2006..........................     --       $18.0      $45.0      $63.0
Other investment management contracts recognized (1)     --          --       (7.4)      (7.4)
Amortization........................................     --        (1.1)      (3.5)      (4.6)
                                                         --       -----      -----      -----
Balance at December 31, 2006........................     --       $16.9      $34.1      $51.0
                                                         ==       =====      =====      =====

--------
(1)In 2006, investment management contracts of $7.4 million were derecognized due to the sale of a subsidiary, Independence Investments LLC.

                                                                             Wealth   Corporate
                                                                Protection Management and Other Consolidated
                                                                ---------- ---------- --------- ------------
                                                                               (in millions)
VOBA:
Balance at January 1, 2007.....................................  $2,059.7    $442.4      --       $2,502.1
Amortization...................................................     (24.5)    (82.7)     --         (107.2)
Adjustment to unrealized gains on securities available for sale     (11.7)     (8.4)     --          (20.1)
                                                                 --------    ------      --       --------
Balance at December 31, 2007...................................  $2,023.5    $351.3      --       $2,374.8
                                                                 ========    ======      ==       ========

                                                                             Wealth   Corporate
                                                                Protection Management and Other Consolidated
                                                                ---------- ---------- --------- ------------
                                                                               (in millions)
VOBA:
Balance at January 1, 2006.....................................  $2,102.9    $533.4      --       $2,636.3
Amortization...................................................     (47.4)    (87.9)     --         (135.3)
Adjustment to unrealized gains on securities available for sale       4.2      (3.1)     --            1.1
                                                                 --------    ------      --       --------
Balance at December 31, 2006...................................  $2,059.7    $442.4      --       $2,502.1
                                                                 ========    ======      ==       ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 17 - Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2007 and 2006, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported on the Consolidated Balance Sheets as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Company's Consolidated Statements of Income.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force. At December 31, 2007 and December 31, 2006, the Company had the following variable life insurance contracts with guarantees.

                                                    December 31,   December 31,
                                                        2007           2006
                                                    ------------   ------------
                                                    (in millions, except for age)
  Life insurance contracts with guaranteed benefits
     In the event of death.........................
     Account values................................   $7,311.9       $7,078.6
     Net amount at risk related to deposits........       55.8           88.6
     Average attained age of contract holders......         46             45

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional reduction in the amount guaranteed for partial withdrawal instead of a dollar-for-dollar reduction. These variable annuity contract guarantees include benefits that are payable in the event of death, annuitization, or systematic withdrawal.

For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit (GMDB) in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization (guaranteed minimum income benefit or GMIB), the net amount at risk is defined as the excess of the current annuitization income base over the current account value. At December 31, 2007 and December 31, 2006, the Company had the following variable annuity contracts with guarantees. (Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive).

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 17 - Certain Separate Accounts - (continued)


                                                                                   December 31, 2007     December 31, 2006
                                                                                   -----------------     -----------------
                                                                                   (in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
   Return of net deposits.........................................................
   In the event of death..........................................................
       Account value..............................................................     $2,310.0              $2,726.1
       Net amount at risk.........................................................         29.7                  40.7
       Average attained age of contract holders...................................           65                    65

   Return of net deposits plus a minimum return...................................
   In the event of death..........................................................
       Account value..............................................................     $  679.1              $  824.3
       Net amount at risk.........................................................        157.0                 160.3
       Average attained age of contract holders...................................           66                    66
       Guaranteed minimum return rate.............................................            5%                    5%

   Highest specified anniversary account value minus withdrawals post anniversary.
   In the event of death..........................................................
       Account value..............................................................     $  780.1              $  917.9
       Net amount at risk.........................................................         47.4                  57.1
       Average attained age of contract holders...................................           63                    64
   Guaranteed Minimum Income Benefit..............................................
       Account value..............................................................     $  194.4              $  211.5
       Net amount at risk.........................................................         17.4                  17.9
       Average attained age of contract holders...................................           60                    60

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

                                      December 31, December 31,
                                          2007         2006
                                      ------------ ------------
                                            (in millions)
                 Type of Fund
                 Domestic Equity.....  $ 6,007.9    $ 6,122.6
                 International Equity    1,029.1        923.7
                 Balanced............    2,040.5      2,328.6
                 Bonds...............    1,356.8      1,492.9
                 Money Market........      665.4        659.1
                                       ---------    ---------
                    Total............  $11,099.7    $11,526.9
                                       =========    =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 17 - Certain Separate Accounts - (continued)


The GMDB on life and annuity contracts and the GMIB on annuity contracts are valued in accordance with Statement of Position 03-1--Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account as of December 31, 2007 and 2006, respectively:

                                      Guaranteed     Guaranteed
                                    Minimum Death  Minimum Income
                                    Benefit (GMDB) Benefit (GMIB) Totals
                                    -------------- -------------- ------
                                               (in millions)
       Balance at January 1, 2007..     $46.9          $ 3.1      $50.0
       Incurred guarantee benefits.       0.5             --        0.5
       Other reserve changes.......       4.0            0.6        4.6
                                        -----          -----      -----
       Balance at December 31, 2007     $51.4          $ 3.7      $55.1
                                        =====          =====      =====
       Balance at January 1, 2006..     $41.0          $ 2.4      $43.4
       Incurred guarantee benefits.      (0.1)           0.7        0.6
       Other reserve changes.......       6.0             --        6.0
                                        -----          -----      -----
       Balance at December 31, 2006     $46.9          $ 3.1      $50.0
                                        =====          =====      =====

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2007 and 2006.

    . Data used included stochastically generated investment performance scenarios.

    . Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product.

    . Mean return and volatility assumptions have been determined for each of the asset classes noted above.

    . Annuity mortality for 2007 was based on the 1994 MGDB table multiplied by factors varied by rider types and qualified and non-qualified business. 2006 was assumed to be 100% of the Annuity 2000 table.

    . Annuity base lapse rates vary by contract type and duration and range from 1% to 25%.

    .  Annuity discount rate was 6.5% which is consistent with the VOBA models.

The GMIB reserve held is equal to the accumulation of fees collected on this rider. This method of approximation is deemed acceptable since only 5% of the business or $194.4 million of account value has this rider.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 18 - Share Based Payments

The Company participates in the stock compensation plans of Manulife. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under Manulife's Executive Stock Option Plan ("ESOP"), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the closing market price of Manulife's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

Manulife grants Deferred Share Units ("DSUs") under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vested over a three-year period and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on Manulife's common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director's retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of Manulife have been reserved for issuance under the Stock Plan for Non-Employee Directors. In 2007, 2006 and 2005, 191,000, 181,000, and 181,400 DSUs were issued to certain employees who elected to defer receipt of all or part of their annual bonus. Also in 2007 and 2006, 260,000 and 720,000, DSUs were issued to certain employees who elected to defer payment of all or part of their 2004 restricted share units. Restricted share units are discussed below. The DSUs issued in 2007, 2006 and 2005 vested immediately upon grant. The Company recorded compensation expense for stock options granted of $1.9 million, $1.5 million, and $6.1 million for the years ended December 31, 2007, 2006, and 2005.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, Manulife established the Global Share Ownership Plan ("GSOP") for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of Manulife. Subject to certain conditions, Manulife will match a percentage of the employee's eligible contributions to certain maximums. Manulife's contributions vest immediately. All contributions are used by the GSOP's trustee to purchase common shares in the open market.

Restricted Share Unit Plan (RSU)

In 2003, Manulife established the Restricted Share Unit ("RSU") Plan. For the year ended December 31, 2007, 2006 and 2005, 1.5 million, 1.6 million and
1.8 million RSUs were granted to certain eligible employees under this plan. For the years ended December 31, 2007, 2006, and 2005 the Company granted
0.3 million, 0.3 million, and 0.4 million RSUs to certain eligible employees. RSUs represent phantom common shares of Manulife that entitle a participant to receive payment equal to the market value of the same number of common shares, plus credited dividends, at the time the RSUs vest. RSUs vest three years from the grant date, subject to performance conditions, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to RSUs was $11.5 million, $8.2 million, and $4.6 million for the years ended December 31, 2007, 2006, and 2005.

AUDITED FINANCIAL STATEMENTS

John Hancock Variable Annuity Account V of
John Hancock Life Insurance Company
December 31, 2007

                   John Hancock Variable Annuity Account V of
                      John Hancock Life Insurance Company

                          Audited Financial Statements

                                December 31, 2007

                                    Contents

Report of Ernst & Young LLP, Independent Registered Public Accounting
   Firm ...................................................................    1
Statement of Assets and Liabilities .......................................    2
Statement of Operations and Changes in Contract Owners' Equity ............    5
Notes to Financial Statements .............................................   12

(ERNST & YOUNG LOGO) - Ernst & Young LLP                - Phone: (617) 266-2000
                       200 Clarendon Street               Fax: (617)266-5843
                       Boston, Massachusetts 02116-5072   www.ey.com

           REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

To the Contract Owners of
John Hancock Variable Annuity Account V of John Hancock Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account V (the "Account") comprised of the following sub-accounts,

Active Bond Series NAV
Blue Chip Series NAV
Bond Index Series NAV
Capital Appreciation Series NAV
Equity Income Series NAV
Equity Index Series NAV
Global Bond Series NAV
Growth & Income Series NAV
High Yield Series NAV
International Equity Index Series NAV
Managed Series NAV
Mid Cap Stock Series NAV
Mid Cap Value B Series NAV
Money Market Series NAV
Overseas Equity B Series NAV
Real Estate Securities Series NAV
Short-Term Bond Series NAV
Small Cap Emerging Growth Series NAV
Small Cap Value Series NAV

as of December 31, 2007, and the related statement of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts constituting John Hancock Variable Annuity Account V at December 31, 2007, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                      /s/ Ernst & Young LLP

April 15, 2008

                 A member firm of Ernst & Young Global Limited

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2007

                                                                         Capital       Equity     Equity     Global     Growth &
                                    Active Bond  Blue Chip  Bond Index Appreciation    Income      Index      Bond       Income
                                    Series NAV   Series NAV Series NAV  Series NAV   Series NAV Series NAV Series NAV  Series NAV
                                    ----------- ----------- ---------- ------------ ----------- ---------- ---------- -----------
Total Assets
Investments at fair value           $20,599,281 $18,553,351 $1,210,451  $4,187,021  $11,706,101 $8,251,604 $2,232,057 $58,469,372
                                    =========== =========== ==========  ==========  =========== ========== ========== ===========
Net Assets
Contracts in accumulation           $20,493,785 $18,542,471 $1,172,235  $4,185,182  $11,699,053 $8,187,585 $2,232,057 $58,180,285
Contracts in payout (annuitization)     105,496      10,880     38,216       1,839        7,048     64,019         --     289,087
                                    ----------- ----------- ----------  ----------  ----------- ---------- ---------- -----------
Total net assets                    $20,599,281 $18,553,351 $1,210,451  $4,187,021  $11,706,101 $8,251,604 $2,232,057 $58,469,372
                                    =========== =========== ==========  ==========  =========== ========== ========== ===========
Units outstanding                       770,054     624,622     86,141     431,307      477,935    392,637    119,556   1,541,812
Unit value                          $     26.75 $     29.70 $    14.05  $     9.71  $     24.49 $    21.02 $    18.67 $     37.92

Shares                                2,191,413     856,572    123,139     416,205      712,483    445,792    147,233   4,614,789
Cost                                $20,901,304 $13,617,316 $1,225,036  $3,740,091  $11,562,903 $6,962,558 $2,222,633 $62,789,019

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2007

                                               International                Mid Cap     Mid Cap     Money    Overseas  Real Estate
                                    High Yield  Equity Index    Managed      Stock      Value B    Market    Equity B   Securities
                                    Series NAV   Series NAV   Series NAV   Series NAV Series NAV Series NAV Series NAV  Series NAV
                                    ---------- ------------- ------------ ----------- ---------- ---------- ---------- -----------
Total Assets
Investments at fair value            $568,002    $7,294,744  $ 98,304,470 $12,453,164 $1,615,607 $7,281,833 $4,299,528 $ 7,245,866
                                     ========    ==========  ============ =========== ========== ========== ========== ===========
Net Assets
Contracts in accumulation            $568,002    $7,230,143  $ 97,466,457 $12,420,995 $1,615,607 $7,238,630 $4,291,612 $ 7,169,617
Contracts in payout (annuitization)        --        64,601       838,013      32,169         --     43,203      7,916      76,249
                                     --------    ----------  ------------ ----------- ---------- ---------- ---------- -----------
Total net assets                     $568,002    $7,294,744  $ 98,304,470 $12,453,164 $1,615,607 $7,281,833 $4,299,528 $ 7,245,866
                                     ========    ==========  ============ =========== ========== ========== ========== ===========
Units outstanding                      48,393       257,045     2,919,383     309,731     71,590    449,025    246,654     144,627
Unit value                           $  11.74    $    28.38  $      33.67 $     40.21 $    22.57 $    16.22 $    17.43 $     50.10

Shares                                 60,042       346,379     7,752,718     776,866    151,558  7,281,833    309,096     587,185
Cost                                 $601,818    $5,648,964  $105,689,141 $10,634,311 $1,834,321 $7,281,833 $3,450,072 $11,184,612

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2007

                                     Short-Term     Small Cap
                                        Bond     Emerging Growth  Small Cap Value
                                     Series NAV     Series NAV       Series NAV
                                     ----------  ---------------  ---------------
Total Assets
Investments at fair value            $2,491,963     $6,676,264       $2,115,846
                                     ==========     ==========       ==========

Net Assets
Contracts in accumulation            $2,491,963     $6,671,992       $2,115,846
Contracts in payout (annuitization)          --          4,272               --
                                     ----------     ----------       ----------
Total net assets                     $2,491,963     $6,676,264       $2,115,846
                                     ==========     ==========       ==========
Units outstanding                       160,239        410,301           84,405
Unit value                           $    15.55     $    16.27       $    25.07

Shares                                  263,979        645,674          130,850
Cost                                 $2,650,834     $5,938,385       $2,451,246

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Active Bond Series NAV     Blue Chip Series NAV     Bond Index Series NAV
                                                ------------------------  ------------------------  ----------------------
                                                    2007         2006         2007         2006        2007        2006
                                                -----------  -----------  -----------  -----------  ----------  ----------
Income:
   Dividend distributions received              $ 1,913,864  $   725,508  $   154,169  $    52,044  $  115,806  $   47,692
Expenses:
   Mortality and expense risk and
      administrative charges                        290,809      336,588      265,682      281,352      15,206      18,761
                                                -----------  -----------  -----------  -----------  ----------  ----------
Net investment income (loss)                      1,623,055      388,920     (111,513)    (229,308)    100,600      28,931
                                                -----------  -----------  -----------  -----------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received                   --           --           --           --          --          --
   Net realized gain (loss)                          82,088       14,625      911,843      621,155      (2,782)     (6,551)
                                                -----------  -----------  -----------  -----------  ----------  ----------
Realized gains (losses)                              82,088       14,625      911,843      621,155      (2,782)     (6,551)
                                                -----------  -----------  -----------  -----------  ----------  ----------
Unrealized appreciation (depreciation) during
   the period                                    (1,129,283)     330,806    1,246,017    1,084,889     (33,175)     17,964
                                                -----------  -----------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                           575,860      734,351    2,046,347    1,476,736      64,643      40,344
                                                -----------  -----------  -----------  -----------  ----------  ----------
Changes from principal transactions:
   Purchase payments                                115,666      152,305      153,275      180,484       2,912      12,414
   Transfers between sub-accounts and the
      company                                      (287,789)    (795,136)    (120,943)    (647,497)    198,997     (56,881)
   Withdrawals                                   (3,156,024)  (4,086,341)  (2,765,304)  (3,673,394)   (224,174)   (311,107)
   Annual contract fee                                   --           --         (794)        (864)       (315)       (387)
                                                -----------  -----------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (3,328,147)  (4,729,172)  (2,733,766)  (4,141,271)    (22,580)   (355,961)
                                                -----------  -----------  -----------  -----------  ----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (2,752,287)  (3,994,821)    (687,419)  (2,664,535)     42,063    (315,617)
Contract owners' equity at beginning of period   23,351,568   27,346,389   19,240,770   21,905,305   1,168,388   1,484,005
                                                -----------  -----------  -----------  -----------  ----------  ----------
Contract owners' equity at end of period        $20,599,281  $23,351,568  $18,553,351  $19,240,770  $1,210,451  $1,168,388
                                                ===========  ===========  ===========  ===========  ==========  ==========

                                                    2007         2006         2007         2006        2007        2006
                                                -----------  -----------  -----------  -----------  ----------  ----------
Units, beginning of period                        905,172     1,109,127     728,071      916,751      87,808     114,574
Units issued                                       17,173        13,243      22,125        9,174      19,870      26,475
Units redeemed                                    152,291       217,198     125,574      197,854      21,537      53,241
                                                  -------     ---------     -------      -------      ------     -------
Units, end of period                              770,054       905,172     624,622      728,071      86,141      87,808
                                                  =======     =========     =======      =======      ======     =======

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Capital Appreciation
                                                      Series NAV        Equity Income Series NAV   Equity Index Series NAV
                                                ----------------------  ------------------------  ------------------------
                                                   2007        2006        2007          2006         2007         2006
                                                ----------  ----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received              $   16,112  $       --  $   388,183  $   216,666  $   261,235  $   124,624
Expenses:
   Mortality and expense risk and
      administrative charges                        61,092      44,097      187,492      193,153      127,755      150,004
                                                ----------  ----------  -----------  -----------  -----------  -----------
Net investment income (loss)                       (44,980)    (44,097)     200,691       23,513      133,480      (25,380)
                                                ----------  ----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received              19,335          --    1,461,495      861,924           --           --
   Net realized gain (loss)                         74,531     (36,499)     495,830      228,829      (25,965)    (485,637)
                                                ----------  ----------  -----------  -----------  -----------  -----------
Realized gains (losses)                             93,866     (36,499)   1,957,325    1,090,753      (25,965)    (485,637)
                                                ----------  ----------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                      369,348      77,581   (1,815,149)   1,079,565      250,938    1,891,224
                                                ----------  ----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          418,234      (3,015)     342,867    2,193,831      358,453    1,380,207
                                                ----------  ----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                53,039      46,684      116,456      141,766       99,730      115,889
   Transfers between sub-accounts and the
      company                                      (80,317)  5,218,692     (587,992)     477,269      (42,006)  (1,223,405)
   Withdrawals                                    (787,869)   (676,924)  (2,391,384)  (2,449,054)  (1,660,999)  (1,762,753)
   Annual contract fee                                (899)       (604)      (1,280)      (1,517)        (598)        (699)
                                                ----------  ----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions             (816,046)  4,587,848   (2,864,200)  (1,831,536)  (1,603,873)  (2,870,968)
                                                ----------  ----------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                         (397,812)  4,584,833   (2,521,333)     362,295   (1,245,420)  (1,490,761)
Contract owners' equity at beginning of period   4,584,833          --   14,227,434   13,865,139    9,497,024   10,987,785
                                                ----------  ----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of period        $4,187,021  $4,584,833  $11,706,101  $14,227,434  $ 8,251,604  $ 9,497,024
                                                ==========  ==========  ===========  ===========  ===========  ===========

                                                   2007        2006        2007          2006         2007         2006
                                                ----------  ----------  -----------  -----------  -----------  -----------
Units, beginning of period                        528,431          --     597,472      685,062      475,051      633,952
Units issued                                       22,291     625,275      19,669       45,557       26,916       22,483
Units redeemed                                    119,415      96,844     139,206      133,147      109,330      181,384
                                                  -------     -------     -------      -------      -------      -------
Units, end of period                              431,307     528,431     477,935      597,472      392,637      475,051
                                                  =======     =======     =======      =======      =======      =======

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                             Growth & Income
                                                Global Bond Series NAV          Series NAV         High Yield Series NAV
                                                ----------------------  -------------------------  --------------------
                                                   2007        2006         2007         2006         2007       2006
                                                ----------  ----------  -----------  ------------  ---------  ---------
Income:
   Dividend distributions received              $  169,131  $       --  $ 1,106,456  $    373,167  $  80,030  $  41,698
Expenses:
   Mortality and expense risk and
      administrative charges                        33,706      41,253      868,239       924,074      8,701      8,710
                                                ----------  ----------  -----------  ------------  ---------  ---------
Net investment income (loss)                       135,425     (41,253)     238,217      (550,907)    71,329     32,988
                                                ----------  ----------  -----------  ------------  ---------  ---------
Realized gains (losses) on investments:
   Capital gain distributions received                  --      37,937    5,707,104     3,938,809         --         --
   Net realized gain (loss)                        (18,999)    (41,586)  (3,066,488)   (6,643,890)     6,714      8,580
                                                ----------  ----------  -----------  ------------  ---------  ---------
Realized gains (losses)                            (18,999)     (3,649)   2,640,616    (2,705,081)     6,714      8,580
                                                ----------  ----------  -----------  ------------  ---------  ---------
Unrealized appreciation (depreciation) during
   the period                                       57,859     148,785   (1,050,657)   10,354,419    (75,366)    12,012
                                                ----------  ----------  -----------  ------------  ---------  ---------
Net increase (decrease) in contract owners'
   equity from operations                          174,285     103,883    1,828,176     7,098,431      2,677     53,580
                                                ----------  ----------  -----------  ------------  ---------  ---------
Changes from principal transactions:
   Purchase payments                                 9,580      13,172      370,819       451,857      3,146      1,456
   Transfers between sub-accounts and the
      company                                       57,039      (9,451)  (1,242,127)   (1,116,676)    41,313     69,784
   Withdrawals                                    (633,285)   (633,737)  (8,529,838)  (10,986,944)  (146,631)  (124,887)
   Annual contract fee                                (123)       (132)          43            --        (67)       (85)
                                                ----------  ----------  -----------  ------------  ---------  ---------
Net increase (decrease) in contract owners'
   equity from principal transactions             (566,789)   (630,148)  (9,401,103)  (11,651,763)  (102,239)   (53,732)
                                                ----------  ----------  -----------  ------------  ---------  ---------
Total increase (decrease) in contract owners'
   equity                                         (392,504)   (526,265)  (7,572,927)   (4,553,332)   (99,562)      (152)
Contract owners' equity at beginning of period   2,624,561   3,150,826   66,042,299    70,595,631    667,564    667,716
                                                ----------  ----------  -----------  ------------  ---------  ---------
Contract owners' equity at end of period        $2,232,057  $2,624,561  $58,469,372  $ 66,042,299  $ 568,002  $ 667,564
                                                ==========  ==========  ===========  ============  =========  =========

                                                   2007        2006         2007         2006         2007       2006
                                                ----------  ----------  -----------  ------------  ---------  ---------
Units, beginning of period                        153,510     190,610    1,797,186     2,148,984     56,988     62,289
Units issued                                       11,762      12,317        9,904        18,101      4,981     11,513
Units redeemed                                     45,716      49,417      265,278       369,899     13,576     16,814
                                                  -------     -------    ---------     ---------     ------     ------
Units, end of period                              119,556     153,510    1,541,812     1,797,186     48,393     56,988
                                                  =======     =======    =========     =========     ======     ======

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  International Equity
                                                    Index Series NAV          Managed Series NAV      Mid Cap Stock Series NAV
                                                ------------------------  --------------------------  ------------------------
                                                    2007         2006         2007          2006          2007         2006
                                                -----------  -----------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received              $   365,452  $    56,293  $  5,631,645  $  1,831,794  $     1,022  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                        100,760       89,550     1,398,257     1,579,471      174,235      176,472
                                                -----------  -----------  ------------  ------------  -----------  -----------
Net investment income (loss)                        264,692      (33,257)    4,233,388       252,323     (173,213)    (176,472)
                                                -----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received              713,129       55,054     2,024,163     8,199,392    3,016,511      513,387
   Net realized gain (loss)                         378,540       36,883    (2,654,092)   (4,679,653)     682,943      588,503
                                                -----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses)                           1,091,669       91,937      (629,929)    3,519,739    3,699,454    1,101,890
                                                -----------  -----------  ------------  ------------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                      (404,515)   1,395,104    (2,795,276)    2,952,068   (1,204,985)     417,748
                                                -----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                           951,846    1,453,784       808,183     6,724,130    2,321,256    1,343,166
                                                -----------  -----------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                 21,559       53,013       354,580       462,904       66,546       91,467
   Transfers between sub-accounts and the
      company                                       366,143      540,377    (1,655,765)   (2,555,698)      13,677      (88,221)
   Withdrawals                                   (1,129,374)  (1,104,571)  (13,898,292)  (20,025,772)  (1,612,243)  (2,054,608)
   Annual contract fee                                 (280)        (271)         (119)           --           --           --
                                                -----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions              (741,952)    (511,452)  (15,199,596)  (22,118,566)  (1,532,020)  (2,051,362)
                                                -----------  -----------  ------------  ------------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                           209,894      942,332   (14,391,413)  (15,394,436)     789,236     (708,196)
Contract owners' equity at beginning of period    7,084,850    6,142,518   112,695,883   128,090,319   11,663,928   12,372,124
                                                -----------  -----------  ------------  ------------  -----------  -----------
Contract owners' equity at end of period        $ 7,294,744  $ 7,084,850  $ 98,304,470  $112,695,883  $12,453,164  $11,663,928
                                                ===========  ===========  ============  ============  ===========  ===========

                                                    2007         2006         2007          2006          2007         2006
                                                -----------  -----------  ------------  ------------  -----------  -----------
Units, beginning of period                        290,152      318,318      3,399,973     4,186,659     353,475      419,951
Units issued                                       36,275       49,280         10,155         7,722      20,275       11,501
Units redeemed                                     69,382       77,446        490,745       794,408      64,019       77,977
                                                  -------      -------      ---------     ---------     -------      -------
Units, end of period                              257,045      290,152      2,919,383     3,399,973     309,731      353,475
                                                  =======      =======      =========     =========     =======      =======

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Mid Cap Value B           Money Market            Overseas Equity
                                                      Series NAV               Series NAV              B Series NAV
                                                ----------------------  ------------------------  ----------------------
                                                   2007        2006         2007         2006        2007        2006
                                                ----------  ----------  -----------  -----------  ----------  ----------
Income:
   Dividend distributions received              $   41,903  $    5,299  $   370,068  $   378,744  $  106,223  $   39,875
Expenses:
   Mortality and expense risk and
      administrative charges                        26,872      22,864      107,896      114,010      62,660      61,832
                                                ----------  ----------  -----------  -----------  ----------  ----------
Net investment income (loss)                        15,031     (17,565)     262,172      264,734      43,563     (21,957)
                                                ----------  ----------  -----------  -----------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received             408,229     133,921           --           --     516,338     152,118
   Net realized gain (loss)                         90,250      86,557       (9,485)       4,168     325,411     265,020
                                                ----------  ----------  -----------  -----------  ----------  ----------
Realized gains (losses)                            498,479     220,478       (9,485)       4,168     841,749     417,138
                                                ----------  ----------  -----------  -----------  ----------  ----------
Unrealized appreciation (depreciation) during
   the period                                     (516,297)     92,159           --           --    (406,298)    345,286
                                                ----------  ----------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                           (2,787)    295,072      252,687      268,902     479,014     740,467
                                                ----------  ----------  -----------  -----------  ----------  ----------
Changes from principal transactions:
   Purchase payments                                17,952      22,852       55,155       93,253      42,660      42,373
   Transfers between sub-accounts and the
      company                                       14,411      34,044    2,016,632    2,047,231      64,988      85,584
   Withdrawals                                    (241,243)   (178,847)  (3,122,474)  (3,046,906)   (824,189)   (669,533)
   Annual contract fee                                 (70)       (100)          --           --        (744)       (732)
                                                ----------  ----------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions             (208,950)   (122,051)  (1,050,687)    (906,422)   (717,285)   (542,308)
                                                ----------  ----------  -----------  -----------  ----------  ----------
Total increase (decrease) in contract owners'
   equity                                         (211,737)    173,021     (798,000)    (637,520)   (238,271)    198,159
Contract owners' equity at beginning of period   1,827,344   1,654,323    8,079,833    8,717,353   4,537,799   4,339,640
                                                ----------  ----------  -----------  -----------  ----------  ----------
Contract owners' equity at end of period        $1,615,607  $1,827,344  $ 7,281,833  $ 8,079,833  $4,299,528  $4,537,799
                                                ==========  ==========  ===========  ===========  ==========  ==========

                                                   2007        2006         2007         2006        2007        2006
                                                ----------  ----------  -----------  -----------  ----------  ----------
Units, beginning of period                        80,695      86,667      514,357      573,716      291,468     328,480
Units issued                                      27,643      20,268      189,310      230,229       12,858      19,134
Units redeemed                                    36,748      26,240      254,642      289,588       57,672      56,146
                                                  ------      ------      -------      -------      -------     -------
Units, end of period                              71,590      80,695      449,025      514,357      246,654     291,468
                                                  ======      ======      =======      =======      =======     =======

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Real Estate Securities       Short-Term Bond         Small Cap Emerging
                                                       Series NAV                Series NAV            Growth Series NAV
                                                ------------------------  -----------------------  ------------------------
                                                    2007         2006        2007         2006         2007         2006
                                                -----------  -----------  ----------  -----------  -----------  -----------
Income:
   Dividend distributions received              $   267,653  $   192,983  $  247,056  $   118,202  $        --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                        133,456      143,645      37,695       45,930       98,079      102,677
                                                -----------  -----------  ----------  -----------  -----------  -----------
Net investment income (loss)                        134,197       49,338     209,361       72,272      (98,079)    (102,677)
                                                -----------  -----------  ----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            4,878,575    1,794,373          --           --    1,557,938           --
   Net realized gain (loss)                        (308,854)     232,948     (13,971)     (42,187)     408,294      529,975
                                                -----------  -----------  ----------  -----------  -----------  -----------
Realized gains (losses)                           4,569,721    2,027,321     (13,971)     (42,187)   1,966,232      529,975
                                                -----------  -----------  ----------  -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (6,294,595)   1,209,445    (148,612)      60,011   (1,046,873)     359,990
                                                -----------  -----------  ----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                        (1,590,677)   3,286,104      46,778       90,096      821,280      787,288
                                                -----------  -----------  ----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                 56,378       48,048      12,028       13,082       79,757      113,532
   Transfers between sub-accounts and the
      company                                    (1,247,960)    (190,302)    133,009     (263,802)    (186,599)      49,800
   Withdrawals                                   (1,487,762)  (1,379,249)   (411,969)    (817,148)  (1,096,221)  (1,127,893)
   Annual contract fee                                 (165)        (156)        (40)         (39)        (751)        (871)
                                                -----------  -----------  ----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (2,679,509)  (1,521,659)   (266,972)  (1,067,907)  (1,203,814)    (965,432)
                                                -----------  -----------  ----------  -----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (4,270,186)   1,764,445    (220,194)    (977,811)    (382,534)    (178,144)
Contract owners' equity at beginning of period   11,516,052    9,751,607   2,712,157    3,689,968    7,058,798    7,236,942
                                                -----------  -----------  ----------  -----------  -----------  -----------
Contract owners' equity at end of period        $ 7,245,866  $11,516,052  $2,491,963  $ 2,712,157  $ 6,676,264  $ 7,058,798
                                                ===========  ===========  ==========  ===========  ===========  ===========

                                                    2007         2006        2007         2006         2007         2006
                                                -----------  -----------  ----------  -----------  -----------  -----------
Units, beginning of period                        189,892      219,157      177,695     248,847      489,651      561,624
Units issued                                       10,007        6,535       16,131      13,910       17,142       70,953
Units redeemed                                     55,272       35,800       33,587      85,062       96,492      142,926
                                                  -------      -------      -------     -------      -------      -------
Units, end of period                              144,627      189,892      160,239     177,695      410,301      489,651
                                                  =======      =======      =======     =======      =======      =======

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Small Cap Value
                                                       Series NAV
                                                -----------------------
                                                   2007         2006
                                                ----------  -----------
Income:
   Dividend distributions received              $   24,849  $     2,499
Expenses:
   Mortality and expense risk and
      administrative charges                        37,144       34,580
                                                ----------  -----------
Net investment income (loss)                       (12,295)     (32,081)
                                                ----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             462,168      402,253
   Net realized gain (loss)                        184,594      141,841
                                                ----------  -----------
Realized gains (losses)                            646,762      544,094
                                                ----------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (714,540)    (130,541)
                                                ----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          (80,073)     381,472
                                                ----------  -----------
Changes from principal transactions:
   Purchase payments                                35,344       47,622
   Transfers between sub-accounts and the
      company                                     (184,438)     237,315
   Withdrawals                                    (284,077)    (304,299)
   Annual contract fee                                  --           --
                                                ----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions             (433,171)     (19,362)
                                                ----------  -----------
Total increase (decrease) in contract owners'
   equity                                         (513,244)     362,110
Contract owners' equity at beginning of period   2,629,090    2,266,980
                                                ----------  -----------
Contract owners' equity at end of period        $2,115,846  $ 2,629,090
                                                ==========  ===========

                                                   2007         2006
                                                ----------  -----------
Units, beginning of period                        100,329     101,723
Units issued                                        9,636      15,434
Units redeemed                                     25,560      16,828
                                                  -------     -------
Units, end of period                               84,405     100,329
                                                  =======     =======

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

1. ORGANIZATION

John Hancock Variable Annuity Account V (the "Account") is a separate investment account of John Hancock Life Insurance Company (the "Company"), a wholly-owned subsidiary of John Hancock Financial Services, Inc. ("John Hancock"). John Hancock, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial. The Account was formed to fund variable annuity contracts issued by the Company. Currently, the Account funds the Accommodator 2000, Independence Preferred, Independence Preferred 2000, and Patriot Contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended (the "Act"), and currently consists of nineteen sub-accounts which are invested exclusively in shares of a corresponding portfolio of the John Hancock Trust (the "Trust").

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer three classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II and Series NAV shares of the Trust differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets. At December 31, 2007, the sub-accounts had only issued Series NAV units and were only invested in Series NAV shares of the Trust.

In addition to the Account, certain contract owners may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Investments made in the Portfolios of the Trust are valued at the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes.

EXPENSES

The Company assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at various annual rates, ranging from 1% to 1.5%, depending on the type of contract, of net assets of the sub-account. The Company makes certain other deductions from contract owner payments for premium taxes, rider fees, surrender fees, and annual contract fees, which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2007.

STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157, FAIR VALUE MEASUREMENTS ("SFAS 157")

On September 15, 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair value items valued using the lowest hierarchy level.

SFAS 157 will be effective for the Account beginning January 1, 2008 and will then be prospectively applicable. The Account expects that the adoption of SFAS 157 will not have a material effect on its financial position and results of operations.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES, AN INTERPRETATION OF FASB STATEMENT NO. 109

In July 2006, the FASB released "Accounting for Uncertainty in Income Taxes" ("FIN 48") to clarify accounting for income taxes recognized in the financial statements in accordance with FASB 109, "Accounting for Income Taxes." FIN 48 is effective for fiscal years beginning after December 15, 2006 and prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that the entity has taken or expect to take on a tax return. Upon adoption, as of January 1, 2007, FIN 48 had no impact on the financial statements of the Account.

RECLASSIFICATION

Certain amounts in the prior year financial statements have been reclassified to conform with the amounts in the current year financial statements.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2007

3. TRANSACTIONS WITH AFFILIATES

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. The Company has underwriting and distribution agreements with its affiliate, John Hancock Distributors, LLC ("JH Distributors"). JH Distributors is owned by MFC. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments from the Portfolios of the Trust during 2007 were as follows:

                                         Details of Investments
                                        ------------------------
Sub-account                              Purchases      Sales
-----------                             ----------   -----------
Active Bond Series NAV                  $2,266,258   $ 3,971,351
Blue Chip Series NAV                       838,845     3,684,124
Bond Index Series NAV                      381,599       303,578
Capital Appreciation Series NAV            236,298     1,077,937
Equity Income Series NAV                 2,329,923     3,531,936
Equity Index Series NAV                    701,622     2,172,015
Global Bond Series NAV                     375,300       806,665
Growth & Income Series NAV               7,232,746    10,688,529
High Yield Series NAV                      137,805       168,715
International Equity Index Series NAV    1,990,118     1,754,248
Managed Series NAV                       7,906,600    16,848,645
Mid Cap Stock Series NAV                 3,766,163     2,454,886
Mid Cap Value B Series NAV               1,097,310       882,999
Money Market Series NAV                  3,303,617     4,092,132
Overseas Equity B Series NAV               823,237       980,620
Real Estate Securities Series NAV        5,779,394     3,446,131
Short-Term Bond Series NAV                 497,208       554,819
Small Cap Emerging Growth Series NAV     1,813,811     1,557,766
Small Cap Value Series NAV                 748,701       732,000

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                       AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                             -----------------------------------  ---------------------------------------------
                                                                                  EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                              UNITS   UNIT FAIR VALUE    ASSETS     HIGHEST TO     INCOME        HIGHEST TO
             SUB-ACCOUNT               YEAR  (000S)  HIGHEST TO LOWEST   (000S)      LOWEST*       RATIO**       LOWEST***
             -----------               ----  ------  -----------------  --------  -------------  ----------  ------------------
Active Bond Series NAV                 2007     770     18.96 to 16.60  $ 20,599  1.50% to 1.00%    8.72%         3.00% to 2.49%
                                       2006     905     31.67 to 16.11    23,351   1.50 to 1.00     2.89           3.50 to 2.99
                                       2005   1,109     30.68 to 15.57    27,346   1.50 to 1.00     1.34           1.52 to 1.02
                                       2004   1,292     30.28 to 17.78    30,984   1.50 to 1.25     3.38           3.45 to 3.19
                                       2003   1,505     29.27 to 17.23    34,887   1.50 to 1.25     4.37           5.16 to 4.89
Blue Chip Series NAV                   2007     625     24.23 to 16.16    18,553   1.50 to 1.00     0.81         11.70 to 11.14
                                       2006     728      53.09 to 8.47    19,241   1.50 to 1.00     0.26           8.50 to 7.95
                                       2005     917      49.06 to 7.82    21,905   1.50 to 1.00     0.00         12.79 to 12.40
Bond Index Series NAV                  2007      86     14.53 to 13.88     1,210   1.50 to 1.00    10.25           6.07 to 5.54
                                       2006      88     13.70 to 13.15     1,168   1.50 to 1.00     3.45           3.03 to 2.52
                                       2005     115     13.30 to 12.83     1,484   1.50 to 1.00     1.71           1.38 to 0.87
                                       2004     152     13.12 to 12.72     1,944   1.50 to 1.00     4.54           3.02 to 2.50
                                       2003     207     12.74 to 12.41     2,588   1.50 to 1.00     4.24           2.57 to 2.06
Capital Appreciation Series NAV        2007     431     13.41 to 12.65     4,187   1.50 to 1.00     0.37         10.59 to 10.04
                                       2006     528      13.36 to 3.81     4,585   1.50 to 1.00     0.00           0.99 to 0.65
Equity Income Series NAV               2007     478     25.43 to 22.71    11,706   1.50 to 1.00     2.90           2.36 to 1.86
                                       2006     597     26.34 to 16.57    14,227   1.50 to 1.00     1.51         17.87 to 17.28
                                       2005     685     22.34 to 14.09    13,865   1.50 to 1.00     0.00           6.14 to 5.78
Equity Index Series NAV                2007     393     22.27 to 12.46     8,252   1.50 to 1.00     2.89           4.20 to 3.69
                                       2006     475     22.06 to 11.72     9,497   1.50 to 1.00     1.17         14.42 to 13.84
                                       2005     634     19.33 to 10.27    10,988   1.50 to 1.00     0.50           3.61 to 3.09
                                       2004     743     18.30 to 10.08    12,524   1.50 to 1.00     1.78           9.60 to 9.05
                                       2003     813      16.78 to 9.20    12,639   1.50 to 1.00     2.91         27.16 to 26.51
Global Bond Series NAV                 2007     120     18.78 to 18.65     2,232   1.50 to 1.00     7.17           8.52 to 7.98
                                       2006     154     18.35 to 14.41     2,625   1.50 to 1.00     0.00           4.23 to 3.71
                                       2005     191     17.60 to 13.86     3,151   1.50 to 1.00     0.00        (6.60) to (6.91)
Growth & Income Series NAV             2007   1,542     25.95 to 16.77    58,469   1.50 to 1.00     1.73           3.04 to 2.53
                                       2006   1,797     59.91 to 16.28    66,042   1.50 to 1.00     0.55         11.60 to 11.05
                                       2005   2,149     53.82 to 14.58    70,596   1.50 to 1.00     0.18           7.90 to 7.36
                                       2004   2,477     50.00 to 21.23    75,401   1.50 to 1.25     1.08           9.58 to 9.31
                                       2003   2,842     45.63 to 19.42    78,354   1.50 to 1.25     0.89         22.80 to 22.50
High Yield Series NAV                  2007      48     12.14 to 11.60       568   1.50 to 1.00    12.54           0.63 to 0.13
                                       2006      57    12.07 to 11.509       668   1.50 to 1.00     6.64           9.38 to 8.82
                                       2005      62     11.03 to 10.65       668   1.50 to 1.00     0.00           5.89 to 5.53

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                             -----------------------------------  ---------------------------------------------
                                                                                  EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                              UNITS   UNIT FAIR VALUE    ASSETS     HIGHEST TO     INCOME        HIGHEST TO
             SUB-ACCOUNT               YEAR  (000S)  HIGHEST TO LOWEST   (000S)      LOWEST*       RATIO**       LOWEST***
             -----------               ----  ------  -----------------  --------  -------------  ----------  ------------------
International Equity Index Series NAV  2007     257   $24.92 to $19.10  $  7,295  1.50% to 1.00%    4.99%       14.67% to 14.10%
                                       2006     290     31.14 to 16.33     7,085   1.50 to 1.00     0.87         25.85 to 25.22
                                       2005     318     24.81 to 13.01     6,143   1.50 to 1.00     1.22         15.68 to 15.10
                                       2004     334     15.15 to 11.44     5,534   1.50 to 1.00     2.23         19.06 to 18.46
                                       2003     364      12.79 to 9.61     5,061   1.50 to 1.00     2.93         40.57 to 39.88
Managed Series NAV                     2007   2,919     21.81 to 12.22    98,304   1.50 to 1.00     5.30           0.95 to 0.45
                                       2006   3,400     42.29 to 11.86   112,696   1.50 to 1.00    1.504         22.37 to 21.76
                                       2005   4,187     39.84 to 11.17   128,090   1.50 to 1.00     0.61           1.69 to 1.18
                                       2004   4,903     39.28 to 20.27   146,797   1.50 to 1.25     1.87           6.84 to 6.57
                                       2003   5,563     36.76 to 19.02   156,045   1.50 to 1.25     3.20         17.52 to 17.23
Mid Cap Stock Series NAV               2007     310     40.02 to 28.93    12,453   1.50 to 1.00     0.01         22.37 to 21.76
                                       2006     353     33.84 to 23.65    11,664   1.50 to 1.00     0.00         12.53 to 11.97
                                       2005     420     30.15 to 21.01    12,372   1.50 to 1.00     0.00         26.38 to 25.95
Mid Cap Value B Series NAV             2007      72     22.50 to 22.10     1,616   1.50 to 1.00     2.05        (0.49) to (0.98)
                                       2006      81     23.66 to 21.77     1,827   1.50 to 1.00     0.31         19.15 to 18.55
                                       2005      87     19.85 to 18.32     1,654   1.50 to 1.00     0.04           6.32 to 5.79
                                       2004      81     18.12 to 17.53     1,447   1.50 to 1.00     0.32         17.56 to 16.97
                                       2003      82     15.49 to 14.91     1,258   1.50 to 1.00     4.14         43.71 to 42.99
Money Market Series NAV                2007     449     13.83 to 13.35     7,282   1.50 to 1.00     4.73           3.79 to 3.28
                                       2006     514     19.12 to 12.86     8,080   1.50 to 1.00     4.59           3.67 to 3.15
                                       2005     574     18.49 to 12.40     8,717   1.50 to 1.00     2.89           1.94 to 1.43
                                       2004     711     18.19 to 12.80    10,627   1.50 to 1.25     1.05        (0.17) to (0.42)
                                       2003   1,039     18.22 to 12.85    15,484   1.50 to 1.25     0.96        (0.30) to (0.55)
Overseas Equity B Series NAV           2007     247     17.99 to 15.15     4,300   1.50 to 1.00     2.35         11.41 to 10.86
                                       2006     291     16.67 to 13.33     4,538   1.50 to 1.00     0.90         18.57 to 17.98
                                       2005     329     14.09 to 11.27     4,340   1.50 to 1.00     0.54         17.24 to 16.65
                                       2004     404      11.79 to 9.78     4,587   1.50 to 1.00     0.48           9.90 to 9.37
                                       2003     209      10.78 to 8.90     2,156   1.50 to 1.00     1.47         31.05 to 30.39
Real Estate Securities Series NAV      2007     145     41.99 to 30.55     7,246   1.50 to 1.00     2.73      (16.40) to (16.81)
                                       2006     190    78.20 to 31.505    11,516   1.50 to 1.00     1.82         36.79 to 36.11
                                       2005     219     57.17 to 23.12     9,752   1.50 to 1.00     0.00         13.08 to 12.70
Short-Term Bond Series NAV             2007     160     15.51 to 13.34     2,492   1.50 to 1.00     9.40           2.20 to 1.72
                                       2006     178     15.70 to 12.79     2,712   1.50 to 1.00     3.75           3.53 to 2.99
                                       2005     249     15.20 to 12.39     3,690   1.50 to 1.00     1.63           1.18 to 0.65
                                       2004     322     14.71 to 12.46     4,726   1.50 to 1.00     2.95          0.41 to (0.09)
                                       2003     414     14.72 to 12.41     6,039   1.50 to 1.00     3.41           1.74 to 1.23

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                             -----------------------------------  ---------------------------------------------
                                                                                  EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                              UNITS   UNIT FAIR VALUE    ASSETS     HIGHEST TO     INCOME        HIGHEST TO
             SUB-ACCOUNT               YEAR  (000S)  HIGHEST TO LOWEST   (000S)      LOWEST*       RATIO**       LOWEST***
             -----------               ----  ------  -----------------  --------  -------------  ----------  ------------------
Small Cap Emerging Growth Series
   NAV                                 2007     410   $16.44 to $13.76  $  6,676  1.50% to 1.00%    0.00%       12.85% to 12.29%
                                       2006     490     15.04 to 11.95     7,059   1.50 to 1.00     0.00         12.34 to 11.78
                                       2005     562     13.42 to 10.67     7,237   1.50 to 1.00     0.00         16.17 to 15.60
                                       2004     684      11.33 to 9.34     7,617   1.50 to 1.00     0.00           8.36 to 7.82
                                       2003     270      10.51 to 8.62     2,778   1.50 to 1.00     0.00         47.34 to 46.62
Small Cap Value Series NAV             2007      84     25.20 to 25.00     2,116   1.50 to 1.40     0.98        (4.26) to (4.36)
                                       2006     100     26.32 to 26.14     2,629   1.50 to 1.40     0.11         17.66 to 17.54
                                       2005     102     22.37 to 22.24     2,267   1.50 to 1.40     0.15           7.69 to 7.58
                                       2004     108     20.76 to 20.66     2,234   1.50 to 1.40     0.87         23.62 to 23.50
                                       2003     113     16.79 to 16.73     1,885   1.50 to 1.40     0.67         36.05 to 35.92

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the annualized distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

6. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS.


(1) Financial Statements of the Depositor, John Hancock Life Insurance Company. [FILED HEREWITH]

(2) Financial Statements of the Registrant, John Hancock Variable Annuity Account V. [FILED HEREWITH]


(B) EXHIBITS:

1. John Hancock Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account V, dated May 11, 1987; incorporated herein by reference to the Registrant's Registration Statement, filed with the Commission on July 8, 1987.

2.   Not Applicable.

3. (a) Form of Distribution and Servicing Agreement by and among John Hancock Distributors (formerly known as Manulife Securities Services LLC), John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company and their respective existing and future Separate Accounts, incorporated by reference to Post-Effective Amendment No. 50 to File No. 002-38827 filed on May 1, 2006.

     (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc., and selling broker-dealers, incorporated by reference to Post-Effective Amendment Number 5 to File No. 333-16949, filed on November 17, 2000.

4. Form of Contract incorporated by reference to Pre-Effective Amendment No. 1 to File No. 333-81103, filed on August 9, 1999.

     (a) Form of flexible payment deferred annuity contract is hereby incorporated by reference to Registrant's Registration Statement filed with the Commission on July 8, 1987.

     (b) Form of single payment immediate annuity contract is hereby incorporated by reference to Registrant's Registration Statement filed with the Commission on July 8, 1987.

5. Form of annuity contract application, is hereby incorporated by reference to Registrant's Registration Statement filed with the Commission on July 8, 1987.

6. (a) John Hancock Life Insurance Company's Restated Articles of Organization, incorporated by reference to Post-Effective Amendment No. 10 to File No. 033-76662, filed on Form S-6 on March 7, 2001.

     (b) John Hancock Life Insurance Company's Articles of Amendment, incorporated by reference to Pre-Effective Amendment No. 1 to File No. 333-91448, filed on Form S-6 on September 23, 2002.

     (c) John Hancock Life Insurance Company's Articles of Amendment dated February 18, 2005, incorporated by reference to Post-Effective Amendment No. 13 to File No. 333-81103, filed on May 1, 2007

     (d) John Hancock Life Insurance Company's Amended and Restated By-Laws as adopted on July 1, 2004,incorporated by reference to Post-Effective Amendment No. 13 to File No. 333-81103, filed on May 1, 2007.

7.   Not Applicable.


8. (a) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to File No. 333-126668, filed on October 12, 2005.

     (b) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post- Effective Amendment No. 9 to File No. 333-85284, filed in April, 2007.

     (c) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to File No. 333-85284, filed in April, 2007.


9. Opinion and Consent of Counsel as to legality of interests being offered, included in Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of John Hancock Variable Annuity Account V (File No. 33-15672) filed on October 19, 1988.

10. (a) Representation of counsel pursuant to Rule 485(b), incorporated by reference to Post-Effective Amendment No. 18 to this Registration Statement, File No.033-15672, filed on April 28, 2004.

     (b) Consent of Independent Registered Public Accounting Firm. [FILED HEREWITH]


     (c)  Not applicable.

     (d)  Not applicable.


     (e) Powers of attorney for Hugh McHaffie and Lynne Patterson, incorporated by reference to Post-Effective Amendment No. 22 to this Registration Statement, File No. 033-15672, filed on May 1, 2007.

     (f) Powers of Attorney for James R. Boyle, Jonathan Chiel, John D. DesPrez, Scott S. Hartz, Hugh McHaffie, Lynne Patterson, and Warren Thomson. [FILED HEREWITH]


11.  Not Applicable.

12.  Not Applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR at time of filing.

Directors                                Positions with the Depositor
---------                                ----------------------------
John D. DesPrez III      Chairman, President and Chief Executive Officer
James R. Boyle           Director, Executive Vice President
Jonathan Chiel           Director, Executive Vice President and
                         General Counsel-John Hancock
Scott Hartz              Director, Executive Vice President and
                         Chief Investment Officer - US Investments
Hugh McHaffie            Director and Executive Vice President
Lynne Patterson          Director, Senior Vice President and Chief Financial Officer
Warren A. Thomson        Director and Executive Vice President

Officers
--------
Robert T. Cassato        Executive Vice President
Marc Costantini          Executive Vice President
Steven Finch             Executive Vice President
Marianne Harrison        Executive Vice President
Katherine MacMillan      Executive Vice President
James D. Gallagher       Senior Vice President
Peter Gordon             Senior Vice President
Peter Levitt             Senior Vice President and Treasurer
Gregory Mack             Senior Vice President
Ronald J. McHugh         Senior Vice President
Diana L. Scott           Senior Vice President
Alan R. Seghezzi         Senior Vice President and Chief Counsel - Investments
Bruce R. Speca           Senior Vice President
Brooks Tingle            Senior Vice President
Ivor J. Thomas           Senior Vice President
John G. Vrysen           Senior Vice President
Emanuel Alves            Vice President, Counsel and Corporate Secretary
Roy V. Anderson          Vice President
Susan Bellingham         Vice President
Arnold Bergman           Vice President
Stephen J. Blewitt       Vice President
Robert Boyda             Vice President
George H. Braun          Vice President
John Burrow              Vice President
William Burrow           Vice President
Tyler Carr               Vice President
Joseph Catalano          Vice President
Philip Clarkson          Vice President and Counsel
John J. Danello          Vice President
Willma Davis             Vice President
Peter de Vries           Vice President
Brent Dennis             Vice President
Lynn L. Dyer             Vice President, Counsel and
                         Chief Compliance Officer - U.S. Investments*
John Egbert              Vice President
David Eisan              Vice President
Edward Eng               Vice President

James E. Enterkin, Jr.   Vice President
Carol Nicholson Fulp     Vice President
Paul Gallagher           Vice President
Wayne A. Gates           Vice President
Ann Gencarella           Vice President
Richard Harris           Vice President and Appointed Actuary
Dennis Healy             Vice President
Kevin Hill               Vice President
E. Kendall Hines         Vice President
James C. Hoodlet         Vice President and Counsel
Naveed Irshad            Vice President
Terri Judge              Vice President
Roy Kapoor               Vice President
Mitchell Karman          Vice President and Chief Compliance Officer
Frank Knox               Vice President and
                         Chief Compliance Officer - Retail Funds/Separate Accounts**
Jonathan Kutrubes        Vice President
Cynthia Lacasse          Vice President
Robert Leach             Vice President
David Longfritz          Vice President
Janis K. McDonough       Vice President
William McPadden         Vice President
Nathaniel I. Margolis    Vice President
John Maynard             Vice President
Peter J. Mongeau         Vice President
Curtis Morrison          Vice President
Colm D. Mullarkey        Vice President
Scott Navin              Vice President
Nina Nicolosi            Vice President
James O'Brien            Vice President
Jacques Ouimet           Vice President
Phillip J. Peters        Vice President
Steven Pinover           Vice President
David Plumb              Vice President
Jonathan Porter          Vice President
Krishna Ramdial          Vice President, Treasury
S. Mark Ray              Vice President
Jill Rebman              Vice President
Karl G. Reinhold         Vice President
Mark Rizza               Vice President
Andrew Ross              Vice President
Thomas Samoluk           Vice President
Margo Sammons            Vice President
Martin Sheerin           Vice President
Gordon Shone             Vice President
Jonnie Smith             Vice President
Yiji S. Starr            Vice President
Jeffery Whitehead        Vice President and Controller
Henry Wong               Vice President
Randy Zipse              Vice President

* Designated as responsible for administering the policies and procedures adopted by the Company pursuant to Rule 206 (4) - 7(a) under Investment Advisers Act of 1940.

** Designated as responsible for administering the policies and procedures adopted by the Company for its registered separate accounts pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The principal business address for each of the above-named directors and officers of John Hancock is John Hancock Life Insurance Company, 601 Congress Street, Boston, MA 02210.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of John Hancock Life Insurance Company ("JHLICO" or the "Company"), operated as a unit investment trust. Registrant supports certain benefits payable under JHLICO's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct JHLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHLICO directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, JHLICO and its affiliates are controlled by Manulife Financial Corporation ("MFS"). A list of other persons controlled by MFS as of December 31, 2007 appears below:

                         MANULIFE FINANCIAL CORPORATION
                   PRINCIPAL SUBSIDIARIES - DECEMBER 31, 2007

                                                                                                       ----------------------
                                                                                                         Manulife Financial
                                                                                                        Corporation (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |-----------------
                                                                                                                  |
                                                                                                                  |
                                                                                                       ----------------------
                                                                                                       The Manufacturers Life
                                                                                                        Insurance Company (1)
                                                                                                              (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |
 -----------------------------------------------------------------------------------------------------------------
|                  |                |                    |         :        |                  |              |
|                  |                |                    |         : 97.74% |                  |              |
|    ------------- |  ------------- |  --------------    |   -------------- |  --------------- |  ----------- |  ----------
|          NAL     |    MFC Global  |     Berkshire      |      Manulife    |      Manulife    |   MFC Global |      MLI
|       Resources  |    Investment  |     Insurance      |      Insurance    --    Holdings    |      Fund    |   Resources
|---   Management  |--  Management  |-- Services Inc.    |     (Thailand)          (Bermuda)    -- Management  --   Inc.
|        Limited   |     (U.S.A.)   |     (Ontario)      |       Public      --     Limited         (Europe)      (Alberta)
|       (Canada)   |      Limited   |                    |       Company    |      (Bermuda)        Limited
|                  |     (Canada)   |                    |       Limited    |                      (England)
|                  |                |                    |     (Thailand)   |
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                  |                |                    |         |        |                          |             :
|                  |                |                    |         |99.9999%|                          |             : 99.91%
|                  |                |                    |         |        |                          |             :
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|       Manulife   |     Manulife   |      Berkshire     |       Manulife   |   Manufacturers      MFC Global     Manulife
|      Securities  |     Holdings   |     Investment     |         Asset    |--  P&C Limited       Investment       Life
|--- International  --  (Alberta)   |--     Group,       |      Management  |    (Barbados)        Management     Insurance
|         Ltd.           Limited    |        Inc.        |      (Thailand)  |                       (Europe)       Company
|       (Canada)        (Alberta)   |     (Ontario)      |       Company    |                       Limited       (Japan)
|                                   |                    |       Limited    |                      (England)
|                                   |                    |     (Thailand)   |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                           |       |                    |                  |                                        |
|                           |       |                    |                  |                                        |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|       Manulife         Manulife   |     Berkshire      |      Manulife    |   Manufacturers                    MFC Global
|---     Bank of         Holdings   |--  Securities      |---   (Vietnam)   |       Life                         Investment
|        Canada         (Delaware)  |       Inc.         |       Limited    |--  Reinsurance                     Management
|       (Canada)            LLC     |     (Ontario)      |      (Vietnam)   |      Limited                         (Japan)
|                       (Delaware)  |                    |                  |    (Barbados)                        Limited
|                                   |                    |                  |                                      (Japan)
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|                           |       |                    |          |       |
|                           |       |                    |          |       |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------
|       Manulife           The      |   EIS Services     |      Manulife    |     Manulife
|---     Canada       Manufacturers |     (Bermuda)      |       Vietnam    |   International
|         Ltd.         Investment    --    Limited       |        Fund       --   Holdings
|       (Canada)       Corporation        (Bermuda)      |     Management          Limited
|                      (Michigan)                        |       Company          (Bermuda)
|                                                        |       Limited
|                                                        |      (Vietnam)
|    -------------    -------------    --------------    |   --------------    ---------------
|                           |                            |                            |
|                           |----------------            |                            |----------------
|                           |                |           |                            |                |
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|     First North          John           Manulife       |      Manulife           Manulife        Manulife
|---   American        Hancock Life      Reinsurance     |---  (Singapore)     (International)       Asset
|      Insurance         Insurance         Limited       |      Pte. Ltd.          Limited        Management
|       Company           Company         (Bermuda)      |     (Singapore)        (Bermuda)         (Asia)
|      (Canada)          (U.S.A.)                        |                                          Limited
|                       (Michigan)                       |                                        (Barbados)
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|                           |                            |                           |                 |
|                   --------| 57%                        |                           | 51%             |
|                  |        |                            |                           |                 |
|    ------------- |  -------------    --------------    |   --------------    ---------------    -----------
|         FNA      |   John Hancock      PT Asuransi     |      Manulife          Manulife-        Manulife
 ---   Financial   |    Investment      Jiwa Manulife    |        Asset           Sinochem           Asset
         Inc.      |    Management        Indonesia   95%|     Management           Life          Management
       (Canada)    |     Services,         (1) (2)   --------  (Singapore)        Insurance       (Hong Kong)
                   |      LLC(3)         (Indonesia)     |        Pte.            Co. Ltd.          Limited
                   |    (Delaware)                       |        Ltd.             (China)        (Hong Kong)
                   |                                     |     (Singapore)
     ------------- |  -------------    --------------    |   --------------    ---------------    -----------
           |       |       /|\               :           |
           |       |        |  38%           :           |
           |       |        |                :           |
     ------------- |  -------------    --------------    |   --------------
       Elliott &   |      John          PT Manulife      |         The
         Page      |  Hancock Life         Aset          |    Manufacturers
        Limited    |    Insurance        Manajemen        ---     Life
       (Ontario)    --   Company         Indonesia            Insurance Co.
                       of New York      (Indonesia)          (Phils.), Inc.
                        (New York)                            (Philippines)
     -------------    -------------    --------------        --------------

----------------------
  Manulife Financial
 Corporation (Canada)
----------------------
           |
           |
           |---------------------------------------
           |                                        |
           |                                        |
----------------------                   ----------------------
The Manufacturers Life                    John Hancock Holdings
 Insurance Company (1)                     (Delaware) LLC (3)
       (Canada)                                (Delaware)
----------------------                   ----------------------
                                                    |
                                                    |
                                         ----------------------
                                         John Hancock Financial
                                             Services, Inc.
                                               (Delaware)
                                         ----------------------
                                                    |
                                                    |
                                                 -------------------------------------------------
                                                |                         |                       |
                                                |                         |                       |
                                         -------------------     -------------------     -------------------
                                            John Hancock             John Hancock            John Hancock
                                           Life Insurance           International        International, Inc.
                                               Company              Holdings, Inc.          (Massachusetts)
                                           (Massachusetts)         (Massachusetts)
                                         -------------------     -------------------     -------------------
                                                |                         |                       |
                                                |                         |                       |
          --------------------------------------|                         | 45.76%                | 50%
         |                                      |                         |                       |
         |        -----------------      -------------------     -------------------     -------------------
         |        PT Asuransi Jiwa            John Hancock        Manulife Insurance        John Hancock
   96.24%|------     John Hancock     --   Subsidiaries LLC       (Malaysia) Berhad          Tianan Life
         |          Indonesia (1)    |         (Delaware)             (Malaysia)          Insurance Company
         |           (Indonesia)     |                                                         (China)
         |        -----------------  |   -------------------     -------------------     -------------------
         |                           |
         |        -----------------  |   -------------------
         |           John Hancock    |       John Hancock
          ------    Variable Life    |--  Financial Network,
                  Insurance Company  |           Inc.
                   (Massachusetts)   |      (Massachusetts)
                  -----------------  |   -------------------
                                     |
                                     |   -------------------
                                     |     Hancock Natural
                                     |--   Resource Group,
                                     |          Inc.
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |       Declaration
                                     |--    Management &
                                     |      Research LLC
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |      The Berkeley
                                      -- Financial Group LLC
                                           (Delaware) (3)
                                         -------------------
                                                  :
                                                  :
                                         -------------------
                                            John Hancock
                                              Funds LLC
                                             (Delaware)
                                         -------------------

(1) The Manufacturers Life Insurance Company holds indirectly the remaining 3.76% of PT Asuransi Jiwa John Hancock Indonesia through PT Asuransi Jiwa Manulife Indonesia.

(2) PT Asuransi Jiwa Manulife Indonesia holds indirectly the remaining 5% of its own equity.

(3) John Hancock Holdings (Delaware) LLC holds indirectly the remaining 5% of John Hancock Investment Management Services LLC through The Berkeley Financial Group LLC.

.....    Indirect Control

----    Direct Control

Prepared by: Corporate Tax
Date:        Revised March 11, 2008

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

ITEM 27.  NUMBER OF CONTRACT OWNERS


Outstanding, as of FEBRUARY 29, 2008, were 2,690 qualified and 2,823 non-qualified contracts of the series offered hereby.

ITEM 28. INDEMNIFICATION

     Article VIII of the Amended and Restated By-Laws of the Company, adopted on July 1, 2004, provides as follows:

     Section 8.1. Nature of Indemnity for Directors and Officers. The Corporation shall indemnify any person who is or was or has agreed to become a director or officer of the Corporation and who was, is or may be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of (i) any action alleged to have been taken or omitted in such capacity, (ii) activities with a non-profit organization, or pro bono or volunteer services, which services have been requested or endorsed by the Corporation or (iii) service at the Corporation's request with respect to any employee benefit plan. In addition, the Corporation shall indemnify any person, whether or not such person is or was a director or officer of the Corporation, who is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise in which the Corporation has a financial interest, direct or indirect, and who was, is or may be made a party to any Proceeding by reason of any action alleged to have been taken or omitted in such capacity.

     Any indemnification of an individual pursuant to this Section 8.1 (unless ordered by a court) shall be made by the Corporation, unless a determination is made that the individual failed to act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful; provided that, to the extent that a present or former director or officer of the Corporation or of another entity covered under this Section 8.1 has been successful on the merits or otherwise in defense of any Proceeding, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

     Notwithstanding the foregoing, the Corporation shall not be obligated to indemnify a director or officer of the Corporation or of another entity covered under this Section 8.1 in respect of a Proceeding (or part thereof) instituted by such director or officer, unless such Proceeding (or part thereof) has been authorized by the Board of Directors.

     Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.


NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
--------------------------                                           ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M      Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A   Principal Underwriter

John Hancock Life Insurance Company of New York Separate Account B   Principal Underwriter
John Hancock Variable Annuity Account H                              Principal Underwriter
John Hancock Variable Annuity Account U                              Principal Underwriter
John Hancock Variable Annuity Account V                              Principal Underwriter
John Hancock Variable Life Account UV                                Principal Underwriter
John Hancock Variable Annuity Account I                              Principal Underwriter
John Hancock Variable Annuity Account JF                             Principal Underwriter
John Hancock Variable Life Account S                                 Principal Underwriter
John Hancock Variable Life Account U                                 Principal Underwriter
John Hancock Variable Life Account V                                 Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch***, Lynne Patterson*, Christopher M. Walker**, Warren Thomson***, and Karen Walsh*) who have authority to act on behalf of JHD LLC.

*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon Street, Boston, MA 02116


(c)  None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All books and records are maintained at 601 Congress Street, Boston MA 02110.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS


     Undertakings Pursuant to Item 32 of Form N-4:


(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information, or to provide a toll-free telephone number that applicants may call for this purpose.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.


(d) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended:

     Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no-action letter.

(e) Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940:


     John Hancock Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b), and they have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 28th day of April 2008.

John Hancock Life Insurance Company
Variable Annuity Account V
(Registrant)

By: JOHN HANCOCK LIFE INSURANCE COMPANY
    (Depositor)


By: /s/ John D. DesPrez III
    -----------------------------------
    John D. DesPrez III
    Chairman, President and CEO


JOHN HANCOCK LIFE INSURANCE COMPANY


By: /s/ John D. DesPrez III
    -----------------------------------
    John D. DesPrez III
    Chairman, President and CEO

                                   SIGNATURES

     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on this 28th day of April 2008.

Signature                               Title
---------                               -----


/s/ John D. DesPrez III                 Chairman, President and CEO
-------------------------------------   (Principal Executive Officer)
John D. DesPrez III


/s/ Lynne Patterson                     Director, Sr. VP and Chief Financial Officer
-------------------------------------   (Principal Financial Officer)
Lynne Patterson


/s/ Jeffery Whitehead                   Vice President and Controller
-------------------------------------   (Principal Accounting Officer)
Jeffery Whitehead


*                                       Director
James R. Boyle


*                                       Director
Jonathan Chiel


*                                       Director
Scott Hartz


*                                       Director
Hugh McHaffie


*                                       Director
Warren A. Thomson


*/s/ Thomas J. Loftus                   Senior Counsel - Annuities
-------------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney

                                INDEX TO EXHIBITS

                                    FORM N-4

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

Exhibits
--------
Item 24.(B)10(b)   Consent of Independent Registered Public Accounting Firm.

Item 24.(B)10(f)   Powers of attorney for James R. Boyle, Jonathan Chiel,
                   John D. DesPrez, Scott S. Hartz, Hugh McHaffie, Lynne
                   Patterson, and Warren Thomson.